UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

INSPRO TECHNOLOGIES CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

Common Stock, par value $0.001 per share, of InsPro Technologies Corporation
(2)
Aggregate number of securities to which transaction is estimated to apply:

(i) 59,673,655 shares of Common Stock issued and outstanding, (ii) 28,296,980 shares underlying outstanding options to purchase shares of Common Stock, (iii) 370,250 shares of Series A Preferred Stock issued and outstanding, (iv) 25,000 shares are reserved for future issuance under outstanding warrants to purchase Series A Preferred Stock, (v) 5,307,212 shares of Series B Preferred Stock issued and outstanding, and (vi) 1,254,175 shares of Series C Preferred Stock issued and outstanding.
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the filing fee, the underlying value of the transaction of  $12,000,000 was calculated in accordance with Rule 0-11(c)(1) of the Securities Exchange Act of 1934, as amended, based on the following: (i) 59,673,655 shares of Common Stock outstanding, for which no Merger Consideration shall be paid; (ii) 370,250 shares of Series A Preferred Stock, for which no Merger Consideration shall be paid; (iii) 5,307,212 shares of Series B Preferred Stock multiplied by the per share Merger Consideration of  $0.9647; (iv) 1,254,175 shares of Series C Preferred Stock multiplied by the per share Merger Consideration of  $5.00; (v) 28,296,980 shares of Common Stock issuable upon exercise of options, for which no Merger Consideration shall be paid; and (vi) 25,000 shares of Series A Preferred Stock issuable upon exercise of warrants, for which no Merger Consideration shall be paid.
(4)
Proposed maximum aggregate value of transaction:

$12,000,000
(5)
Total fee paid:

$1,557.60 determined, in accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, by multiplying 0.0001298 by the proposed maximum aggregate value of the transaction of  $12,000,000.
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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
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(4)
Date Filed:

PRELIMINARY PROXY; SUBJECT TO COMPLETION
INSPRO TECHNOLOGIES CORPORATION
1510 Chester Pike, 400 Baldwin Tower
Eddystone, Pennsylvania 19022
Dear Stockholder:
You are cordially invited to attend the Special Meeting of Stockholders of InsPro Technologies Corporation, a Delaware corporation (“InsPro,” “Company,” “we” or “our”), that will be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, on March [   ], 2020 at 10:00 a.m. Eastern Time, for the following purposes:
1.
To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of January 30, 2020, by and among the Company, Majesco, and Majesco Merger Sub, Inc., a wholly-owned subsidiary of Majesco (the “Merger Agreement”);

2.
To consider and vote upon any proposal to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in the event there are not sufficient votes in favor of adoption of the Merger Agreement at the time of the Special Meeting; and

3.
To transact such other business that may properly come before the Special Meeting or any adjournment of the Special Meeting.

Our board of directors, after careful consideration of all factors unanimously approved and adopted the Merger Agreement and approved the Merger, determined that the Merger Agreement and the terms and conditions of the Merger are fair to, advisable and in the best interests of InsPro and its stockholders, directed that the adoption of the Merger Agreement be submitted to InsPro’s stockholders for consideration and recommended that all of the InsPro stockholders adopt the Merger Agreement. The Merger Agreement is more fully described in the accompanying proxy statement, which we urge you to read carefully. Our board of directors also recommends that you expressly grant the authority to vote your shares to adjourn the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes in favor of adoption of the Merger Agreement at the time of the Special Meeting. We are not aware of any other business to come before the Special Meeting.
Stockholders of record at the close of business on February [   ], 2020 are entitled to notice of and to vote at the Special Meeting and any adjournment of the Special Meeting. All stockholders are cordially invited to attend the Special Meeting in person. Adoption of the Merger Agreement will require the affirmative vote of the holders of  (i) a majority of the outstanding shares of InsPro common stock, (ii) a majority of the outstanding shares of common stock and preferred stock, voting as a single class, with holders of common stock entitled to one vote for each share of common stock and holders of preferred stock entitled to vote the equivalent of 20 shares of common stock for each share of preferred stock, in each case, outstanding and entitled to vote on such proposal; and (iii) two-thirds of the outstanding shares of each class of Series A preferred stock, Series B preferred stock and Series C preferred stock, in each case, entitled to vote at the Special Meeting.
Concurrently with the execution of the Merger Agreement, The Co-Investment Fund II, L.P. and Independence Blue Cross, in their capacity as stockholders of InsPro, entered into voting agreements with Parent to vote in favor of the adoption of the Merger Agreement. Following the conversion by The Co-Investment Fund II, L.P. on January 30, 2020 of 900,000 shares of Series A preferred stock into 18,000,000 shares of common stock, the aggregate voting power of The Co-Investment Fund II, L.P. and Independence Blue Cross is sufficient to assure approval of the proposals at the Special Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE MERGER AGREEMENT AND, IF NECESSARY, “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ADOPTING THE MERGER AGREEMENT. YOUR VOTE IS IMPORTANT.
Even if you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy card, appoint a proxy over the Internet or by telephone as instructed in these materials, or if your shares are held in the name of your broker, bank or other nominee, instruct your broker, bank or other nominee on how to vote your shares in accordance with the voting instruction form provided by your broker, bank or other nominee, to ensure that your shares will be represented at the Special Meeting.
If you are the record holder and you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of adoption of the Merger Agreement. Your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote against adoption of the Merger Agreement if:
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you are a holder of record and you fail to return your proxy card, do not vote via the Internet or by telephone, and do not attend the Special Meeting and vote in person; or

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you hold your shares in “street name” through your broker, bank or other nominee and you do not instruct your broker, bank or other nominee to vote your shares in accordance with the voting instruction form provided by your broker, bank or other nominee.

No person has been authorized to give any information or to make any representations other than those set forth in the proxy statement in connection with the solicitation of proxies made hereby, and, if given or made, such information must not be relied upon as having been authorized by InsPro or any other person.
Sincerely,
Donald R. Caldwell Chairman of the Board of Directors
Eddystone, Pennsylvania February [ ], 2020

Neither the United States Securities and Exchange Commission nor any state securities regulator has approved or disapproved the Merger described in the proxy statement or determined if the proxy statement is adequate or accurate. Any representation to the contrary is a criminal offense.

INSPRO TECHNOLOGIES CORPORATION
1510 Chester Pike, 400 Baldwin Tower
Eddystone, Pennsylvania 19022
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH [  ], 2020
To the Stockholders of InsPro Technologies Corporation:
Notice is hereby given that a Special Meeting of Stockholders of InsPro Technologies Corporation, a Delaware corporation (“InsPro,” “Company,” “we” or “our”), will be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, on March [  ], 2020 at 10:00 a.m. Eastern Time, for the following purposes:
1.
To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of January 30, 2020, by and among the Company, Majesco, and Majesco Merger Sub, Inc., a wholly-owned subsidiary of Majesco (the “Merger Agreement”);

2.
To consider and vote upon any proposal to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in the event there are not sufficient votes in favor of adoption of the Merger Agreement at the time of the Special Meeting; and

3.
To transact such other business that may properly come before the Special Meeting or any adjournment of the Special Meeting.

Our board of directors, after careful consideration of all factors unanimously approved and adopted the Merger Agreement and approved the Merger, determined that the Merger Agreement and the terms and conditions of the Merger are fair to, advisable and in the best interests of InsPro and its stockholders, directed that the adoption of the Merger Agreement be submitted to InsPro’s stockholders for consideration and recommended that all of the InsPro stockholders adopt the Merger Agreement. The Merger Agreement is more fully described in the accompanying proxy statement, which we urge you to read carefully. Our board of directors also recommends that you expressly grant the authority to vote your shares to adjourn the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes in favor of adoption of the Merger Agreement at the time of the Special Meeting. We are not aware of any other business to come before the Special Meeting.
Stockholders of record at the close of business on February [   ], 2020 are entitled to notice of and to vote at the Special Meeting and any adjournment of the Special Meeting. All stockholders are cordially invited to attend the Special Meeting in person. Adoption of the Merger Agreement will require the affirmative vote of the holders of  (i) a majority of the outstanding shares of InsPro common stock, (ii) a majority of the outstanding shares of common stock and preferred stock, voting as a single class, with holders of common stock entitled to one vote for each share of common stock and holders of preferred stock entitled to vote the equivalent of 20 shares of common stock for each share of preferred stock, in each case, outstanding and entitled to vote on such proposal; and (iii) two-thirds of the outstanding shares of each class of Series A preferred stock, Series B preferred stock and Series C preferred stock, in each case, entitled to vote at the Special Meeting.
Concurrently with the execution of the Merger Agreement, The Co-Investment Fund II, L.P. and Independence Blue Cross, in their capacity as stockholders of InsPro, entered into voting agreements with Parent to vote in favor of the adoption of the Merger Agreement. Following the conversion by The Co-Investment Fund II, L.P. on January 30, 2020 of 900,000 shares of Series A preferred stock into 18,000,000 shares of common stock, the aggregate voting power of The Co-Investment Fund II, L.P. and Independence Blue Cross is sufficient to assure approval of the proposals at the Special Meeting.
InsPro stockholders will have the right to demand appraisal of their shares of common stock and obtain payment in cash for the fair value of their shares of InsPro common stock, but only if they submit a written demand for an appraisal before the vote is taken on the adoption of the Merger Agreement and comply with the applicable provisions of Delaware law. A copy of the Delaware statutory provisions relating to appraisal rights is included as Annex D to the accompanying proxy statement, and a summary of these provisions can be found under “The Merger — Appraisal Rights” in the accompanying proxy statement.
You should not send any certificates representing shares of InsPro common stock or preferred stock with your proxy card. Upon completion of the Merger, you will receive instructions regarding the procedure for exchanging your stock certificates for the cash Merger consideration.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE MERGER AGREEMENT AND, IF NECESSARY, “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ADOPTING THE MERGER AGREEMENT. YOUR VOTE IS IMPORTANT.
Even if you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy card, appoint a proxy over the Internet or by telephone as instructed in these materials, or if your shares are held in the name of your broker, bank or other nominee, instruct your broker, bank or other nominee on how to vote your shares in accordance with the voting instruction form provided by your broker, bank or other nominee, to ensure that your shares will be represented at the Special Meeting.
If you are the record holder and you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of adoption of the Merger Agreement. Your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote against adoption of the Merger Agreement if:
•
you are a holder of record and you fail to return your proxy card, do not vote via the Internet or by telephone, and do not attend the Special Meeting and vote in person; or

•
you hold your shares in “street name” through your broker, bank or other nominee and you do not instruct your broker, bank or other nominee to vote your shares in accordance with the voting instruction form provided by your broker, bank or other nominee.

If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Special Meeting.
No person has been authorized to give any information or to make any representations other than those set forth in the proxy statement in connection with the solicitation of proxies made hereby, and, if given or made, such information must not be relied upon as having been authorized by InsPro or any other person.
Sincerely,
Donald R. Caldwell
Chairman of the Board of Directors
Eddystone, Pennsylvania
February [  ], 2020

i

ANNEX A
AGREEMENT AND PLAN OF MERGER

ANNEX B
OPINION OF NOMURA SECURITIES INTERNATIONAL, INC.

ANNEX C
FORM OF VOTING AGREEMENT

ANNEX D
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

ii

SUMMARY
This summary, together with the Q&A that follows, highlights selected information from this proxy statement and may not contain all of the information that is important to you. To fully understand the Merger contemplated by the Merger Agreement, and for a more complete description of the legal terms of the Merger Agreement, you should read carefully this entire proxy statement, its annexes and the documents to which we refer. See “Other Matters — Where You Can Find More Information” (page 59). The Merger Agreement is attached as Annex A to this proxy statement. The descriptions of the terms of the Merger agreement in this proxy statement are qualified by the terms of the Merger Agreement. We encourage you to read the Merger Agreement because it is the legal document that governs the Merger. Throughout this proxy statement, we refer to:
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InsPro Technologies Corporation, a Delaware corporation, and, where appropriate, its subsidiaries, as the “Company”, “InsPro”, “we”, “our”, and “us”;

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Majesco, a California corporation, as “Parent” or “Majesco”;

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Majesco Merger Sub, Inc., a Delaware corporation, as “Merger Sub”;

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Nomura Securities International, Inc., a New York corporation, as “Nomura”;

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the Agreement and Plan of Merger, dated as of January 30, 2020, by and among Parent, Merger Sub and the Company, as it may be amended from time to time, a copy of which is attached as Annex A to this proxy statement as the “Merger Agreement”;

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the Merger contemplated by the Merger Agreement as the “Merger”;

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the Merger consideration payable under the Merger Agreement, which is an amount equal to $12 million (also referred to as the “Enterprise Value”), plus cash, plus the aggregate exercise price of the options and warrants that are not exercised prior to the effective time of the Merger, minus certain indebtedness, minus transaction costs as the “Merger Consideration”;

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the Company’s Certificate of Incorporation and all amendments thereto, the Certificate of Designation of Series A Convertible Stock, the Certificate of Designation of Series B Convertible Stock and the Certificate of Designation of Series C Convertible Stock as the “Company’s Certificate of Incorporation”;

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the shares of common stock, par value $0.001 per share, of the Company as “Common Stock,” unless expressly otherwise stated;

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the holders of Common Stock of the Company as “common stockholders,” unless expressly otherwise stated;

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the shares of Series A Convertible Preferred Stock, par value $0.001 per share, of the Company as “Series A Preferred Stock,” unless expressly otherwise stated;

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the shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company as “Series B Preferred Stock,” unless expressly otherwise stated;

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the shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company as “Series C Preferred Stock,” unless expressly otherwise stated;

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the shares of the Company’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock as “Preferred Stock”;

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the holders of Preferred Stock of the Company as “preferred stockholders”;

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the shares of Common Stock together with the shares of Preferred Stock as “Shares”; and

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the holders of Common Stock together with the holders of Preferred Stock of the Company as “stockholders.”

Parties to the Merger (page 15).
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InsPro Technologies Corporation (page 15).

InsPro Technologies Corporation
1510 Chester Pike, 400 Baldwin Tower
Eddystone, Pennsylvania 19022
(484) 654-2200
InsPro is a technology company that provides software applications for use by insurance administrators in the insurance industry. Our business focuses primarily on our InsPro EnterpriseTM software application, which was introduced in 2004. The Company offers InsPro Enterprise on both a licensed and an Application Service Provider (“ASP”) basis. InsPro Enterprise is an insurance administration and marketing system that supports group and individual business lines, and efficiently processes agent, direct market, worksite and web site generated business. InsPro’s customers include insurance carriers and third party administrators. The Company realizes revenue from the sale of software licenses, application service provider fees, hosting fees, software maintenance fees and consulting and implementation services. InsPro’s Common Stock is quoted on the Pink Open Market operated by the OTC Markets Group, Inc., which we refer as “OTC Pink.”
Additional information about InsPro is contained in our public filings with the Securities and Exchange Commission (which we refer to as the “SEC”) that are incorporated by reference herein. See “Where You Can Find Additional Information” beginning on page 59 of this proxy statement.
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Majesco (page 15).

Majesco
412 Mount Kemble Ave., Suite 110C
Morristown, NJ
(973) 461-5200
Majesco is a California corporation that was incorporated on April 7, 1992 under the name Mastek Software, Inc. In 1995, this name was changed to Majesco Software, Inc., which was changed to MajescoMastek in 2006 and to Majesco in October 2014. Majesco is a global leader of cloud insurance software solutions for insurance business transformation with operations in the United States, Canada, Mexico, the United Kingdom, Malaysia, Singapore, Ireland and India. Majesco’s common stock is publicly traded on the Nasdaq Global Market under the symbol “MJCO.”
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Majesco Merger Sub, Inc. (page 15).

Majesco Merger Sub, Inc.
c/o Majesco
412 Mount Kemble Ave., Suite 110C
Morristown, NJ
(973) 461-5200
Majesco Merger Sub, Inc. is a Delaware corporation and wholly-owned subsidiary of Parent organized solely for the purpose of entering into the Merger Agreement with InsPro and completing the proposed Merger. Merger Sub has not participated in any activities to date other than activities incident to its formation and the transactions contemplated by the Merger Agreement.
The Merger (page 20).   Under the Merger Agreement, the Merger Sub will merge with and into InsPro, with InsPro continuing as the surviving corporation. After the completion of the Merger, InsPro will continue its operation as a privately-held company owned by Parent. As a result of the Merger, InsPro will cease to be a publicly traded company and its Common Stock will no longer be quoted on the OTC Pink and the registration of InsPro Common Stock under Section 12 the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”), will be terminated.

Merger Consideration (page 41).   If the Merger is completed, all shares of Common Stock and Preferred Stock will automatically be cancelled and will cease to exist, and as further described below, each share of Common Stock and Preferred Stock that was outstanding immediately prior to the effective time of the Merger (other than Shares for which appraisal rights are properly exercised and not withdrawn under Delaware law) will be automatically converted into the right to receive allocations of the Merger Consideration, if any, on the basis of the Company’s Certificate of Incorporation, in each case without interest and subject to any required withholding taxes.
The net proceeds of the Merger Consideration at the closing of the Merger, which are currently expected to be approximately $11.3 million, will be substantially less than the aggregate liquidation preference of the Series C Preferred Stock and Series B Preferred Stock (and substantially less than the aggregate invested capital by the holders of Series B Preferred Stock), which are entitled to the two most senior liquidation preferences under the Company’s Certificate of Incorporation in a transaction of this size and type. Holders of Series C Preferred Stock are expected to receive $5.00 per share in cash. Holders of Series B Preferred Stock are expected to receive $0.9647 per share in cash. Consequently, all Merger Consideration will be paid only to the holders of Series C Preferred Stock and Series B Preferred Stock. Holders of Common Stock and Series A Preferred Stock will not receive any consideration in the Merger with respect to such stock.
Because the Merger and the Merger Consideration are subject to a number of conditions, some of which are beyond the control of the Company, the precise timing of the completion of the Merger and the precise amount of Merger Consideration cannot be predicted with certainty. Furthermore, there can be no assurance that the Merger will be completed at all.
Treatment of InsPro Stock Options (page 42).   Pursuant to the Merger Agreement, if the Merger is completed, and subject to the option holders delivery of an executed letter of transmittal, each outstanding stock option to acquire Common Stock, whether vested or unvested, will be cancelled, and any options (other than unvested options held by optionees who have agreed to cancel such unvested options as of the effective time of the Merger) having an exercise price less than the per share Merger Consideration for Common Stock will entitle the holder thereof to receive from the surviving corporation a cash payment, less any applicable withholding taxes, equal to the product of  (i) the total number of shares of Common Stock subject to the option, multiplied by (ii) the excess of the per share Merger Consideration for Common Stock over the exercise price per share of Common Stock underlying such option. For the avoidance of doubt, if the exercise price of any such terminated option is equal to or greater than the per share Merger Consideration for Common Stock, then such option shall be terminated and retired without any payment or other consideration therefor. Based on the Merger Consideration, any outstanding options will be cancelled without receipt of any consideration.
The Company’s 2008 Equity Compensation Plan and the Company’s 2010 Equity Compensation Plan will be terminated upon the completion of the Merger.
Treatment of InsPro Warrants (page 42).   Pursuant to the Merger Agreement, if the Merger is completed, and subject to the warrant holders delivery of an executed letter of transmittal, each outstanding warrant to acquire Preferred Stock will be cancelled, and any warrants having an exercise price less than the per share Merger Consideration for Preferred Stock will entitle the holder thereof to receive from the surviving corporation a cash payment, less any applicable withholding taxes, equal to the product of  (i) the total number of shares of Preferred Stock subject to the warrant, multiplied by (ii) the excess of the per share Merger Consideration for Preferred Stock over the exercise price per share of Preferred Stock underlying such warrant. For the avoidance of doubt, if the exercise price of any such terminated warrant is equal to or greater than the per share Merger Consideration for Preferred Stock, then such option shall be terminated and retired without any payment or other consideration therefor. Based on the Merger Consideration, any outstanding warrants will be cancelled without receipt of any consideration.
Reasons for the Merger (page 27).   In the course of reaching its decision to approve the Merger and the Merger Agreement, our board of directors considered a number of factors in its deliberations.

Recommendation to InsPro Stockholders (page 27).   After considering many factors, our board of directors, by the unanimous vote of all of its members, has approved and adopted the Merger Agreement and approved the Merger, determined that the Merger Agreement and the terms and conditions of the Merger are fair to, advisable and in the best interests of InsPro and its stockholders, directed that the adoption of the Merger Agreement be submitted to the Company’s stockholders for consideration and recommended that all of the InsPro stockholders adopt the Merger Agreement. Our board of directors unanimously recommends that you vote “FOR” the adoption of the Merger Agreement.
Opinion of Our Financial Advisor (page 29).   On January 30, 2020, Nomura, exclusive financial advisor to InsPro, rendered its oral opinion, subsequently confirmed in writing by delivery of a written opinion, dated January 30, 2020, to the InsPro board of directors to the effect that, as of that date and based on and subject to various assumptions, qualifications, matters considered and limitations described in the opinion, the Enterprise Value for InsPro was fair, from a financial point of view, to InsPro.
The full text of Nomura’s written opinion, dated January 30, 2020, which sets forth among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Nomura in connection with its opinion, is attached as Annex B to this proxy statement. The description of Nomura’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Nomura’s written opinion attached as Annex B. You are encouraged to read Nomura’s opinion and the section entitled “The Merger — Opinion of Our Financial Advisor” carefully and in their entirety.
Nomura’s opinion was provided for the benefit of the InsPro board of directors, in its capacity as such, in connection with, and for the purposes of, its evaluation of the Merger. Nomura’s opinion addressed only the fairness to the Company, from a financial point of view and as of the date of such opinion, of the Enterprise Value and did not address any other aspect of the Merger. Nomura’s opinion did not address the relative merits of the Merger as compared to other business strategies or transactions that might be available with respect to InsPro or InsPro’s underlying business decision to effect the Merger. Nomura’s opinion does not constitute a recommendation to any InsPro stockholder as to how such InsPro stockholder should vote or act with respect to the Merger or any other matter.
Interests of Our Directors and Executive Officers in the Merger (page 35).   In considering the recommendation of our board of directors in favor of the adoption of the Merger Agreement, you should be aware that the consummation of the Merger will result in certain benefits to some of our directors and executive officers that are not available to our stockholders generally, including without limitation the following:
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ownership of shares of Series C Preferred Stock and/or Series B Preferred Stock, which will receive Merger Consideration, by certain of our directors and affiliates of certain of our directors;

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with respect to certain of our executive officers, the right to receive certain severance amounts in connection with the closing of the Merger;

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the right to continued indemnification and funding of directors’ and officers’ liability insurance for our directors and officers, to be provided by the surviving corporation for events occurring prior to the time of the consummation of the Merger.

Our board of directors was aware of these interests and considered them, among other things, when approving the Merger Agreement. See “The Merger — Interests of Our Directors and Executive Officers in the Merger” beginning on page 35 of this document.
Financing of the Merger (page 35).   The aggregate amount of funds necessary to complete the Merger is currently anticipated to be approximately $11.3 million. Parent intends to fund the payment of the aggregate Merger Consideration with cash on hand. The Merger is not subject to a financing condition.
Material U.S. Federal Income Tax Consequences (page 39).   For holders of Series C Preferred Stock and Series B Preferred Stock eligible to receive a portion of the Merger Consideration, the Merger will generally be taxable for U.S. federal income tax purposes. This means that you will recognize taxable gain or loss equal to the difference between the cash you receive in the Merger and your adjusted tax basis in your shares of Preferred Stock. Holders of Series A Preferred Stock and Common Stock that do not receive any Merger Consideration will generally recognize a loss equal to their adjusted tax basis in their Series A

Preferred or Common Stock. There are limitations on the use of losses that may apply. Tax matters can be complicated and the tax consequences of the proposed Merger to you will depend on the facts of your own situation. You should consult your own tax advisor to understand fully the tax consequences of the proposed Merger to you.
The Special Meeting of InsPro Stockholders (page 16).
Time, Date and Place.   The Special Meeting will be held to consider and vote upon the proposal to adopt the Merger Agreement and, if necessary, to vote to adjourn the Special Meeting for the purpose of soliciting additional proxies to vote in favor of adoption of the Merger Agreement, at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, at 10:00 a.m. Eastern Time, on March [  ], 2020.
Record Date and Voting Power.   You are entitled to vote at the Special Meeting if you owned shares of Common Stock and/or Preferred Stock at the close of business on February [   ], 2020, the record date for the Special Meeting. Each holder of Common Stock is entitled to one vote for each share of Common Stock owned of record by such stockholder on the record date with respect to each matter to be voted on at the Special Meeting. Each holder of Preferred Stock is entitled to vote, with respect to any question upon which holders of shares of Common Stock are entitled to vote, together with the holders of shares of Common Stock as one class on an as-converted basis. Each holder of Preferred Stock is entitled to vote the equivalent of 20 shares of Common Stock for each share of Preferred Stock owned of record by such stockholder on the record date with respect to each matter to be voted on at the Special Meeting. There are [      ] shares of Common Stock, [      ] shares of Series A Preferred Stock, [      ] shares of Series B Preferred Stock and [      ] shares of Series C Preferred Stock entitled to be voted at the Special Meeting.
Procedure for Voting.   To vote, you can (1) complete, sign, date and return the enclosed proxy card, (2) appoint a proxy over the Internet or by telephone or (3) attend the Special Meeting and vote in person. If your Shares are held in “street name” by your broker, bank or other nominee, you should instruct your broker, bank or nominee to vote your Shares by following the instructions provided by your broker, bank or other nominee. Your broker, bank or other nominee will not vote your Shares without instruction from you. Failure to instruct your broker, bank or nominee to vote your Shares will have the same effect as a vote “against” adoption of the Merger Agreement.
Proposals to Be Voted on at the Special Meeting (page 16).
At the Special Meeting, you will be asked to consider and vote upon the following proposals:
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the proposal to adopt the Merger Agreement, which we refer to as the “Merger Proposal;” and

•
the proposal to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement (including the majority of the minority stockholder approval, as defined below), or in the absence of a quorum, which we refer to as the “adjournment proposal.”

Vote Required (page 16).
Merger Proposal
Approval of the Merger Proposal requires the affirmative vote of stockholders (the “Requisite Stockholder Approval”) holding (i) a majority of the shares of our Common Stock outstanding and entitled to vote on such proposal, (ii) a majority of the shares of Common Stock and Preferred Stock, voting as a single class, with holders of Common Stock entitled to one vote for each share of Common Stock and holders of Preferred Stock entitled to vote the equivalent of 20 shares of Common Stock for each share of Preferred Stock, in each case, outstanding and entitled to vote on such proposal; and (iii) two-thirds of the shares of each class of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, outstanding and entitled to vote on such proposal, which we refer to as the “Company stockholder approval.” Abstentions and broker non-votes will have the same effect as a vote “AGAINST” approval of the Merger Proposal.

Adjournment Proposal
The affirmative vote of a majority of the votes cast on the matter is required for the approval of the adjournment proposal. As this proposal is not considered a “routine item,” your bank, brokerage firm or other nominee cannot vote your shares of Common Stock without receiving your voting instructions. Abstentions and broker non-votes will have no effect on the vote.
InsPro Voting Agreements (page 35).   Concurrently with the execution of the Merger Agreement, The Co-Investment Fund II, L.P. and Independence Blue Cross, in their capacity as stockholders of InsPro, entered into voting agreements with Parent to vote in favor of the adoption of the Merger Agreement. Following the conversion by The Co-Investment Fund II, L.P. on January 30, 2020 of 900,000 shares of Series A Preferred Stock into 18,000,000 shares of Common Stock, these stockholders beneficially owned an aggregate of 30,646,874 shares of our Common Stock, 350,000 shares of our Series A Preferred Stock, 4,327,186 shares of our Series B Preferred Stock and 1,000,000 shares of our Series C Preferred Stock as of the record date for the Special Meeting, which represent in the aggregate approximately [   ]% of our outstanding Common Stock and approximately [   ]% of our outstanding Series A Preferred Stock, [   ]% of our outstanding Series B Preferred Stock and [   ]% of our outstanding Series C Preferred Stock, on the record date for the Special Meeting. A form of the voting agreements is attached as Annex C to this proxy statement. The aggregate voting power of The Co-Investment Fund II, L.P. and Independence Blue Cross is sufficient to assure approval of the proposals at the Special Meeting.
Proxies and Revocation (page 18).   Any stockholder of record entitled to vote at the Special Meeting may vote in person by appearing at the Special Meeting, or by submitting a proxy over the internet, by telephone, or by mail using the enclosed postage-paid envelope. If your shares of Common Stock are held through a bank, brokerage firm or other nominee in “street-name,” only your bank, brokerage firm or other nominee can vote your Shares and only upon receipt of your specific instructions. Please return the enclosed voting instruction form in the envelope provided to your bank, brokerage firm or other nominee and contact the person responsible for your account to ensure that a proxy card is voted on your behalf. If your bank, brokerage firm or other nominee provides for voting instructions to be delivered to them by internet or telephone, instructions to do so will be included on the enclosed voting instruction form. If you fail to submit a proxy or to vote in person at the Special Meeting, or you do not provide your bank, brokerage firm or other nominee with instructions, as applicable, your shares of our Common Stock will not be voted on the Merger Proposal, which will have the same effect as a vote “AGAINST” approval of the Merger Proposal, and your shares of our Common Stock will not have an effect on the adjournment proposal.
You have the right to revoke a proxy. If your Shares are registered directly in your name, you may revoke your proxy or change your vote before the Special Meeting, by voting over the internet or by telephone, signing a new proxy and mailing it, or attending the Special Meeting, requesting that your proxy be revoked and voting in person. If you hold Shares in “street name” through a bank, brokerage firm or other nominee, you may submit a new, later-dated voting instruction form or contact your bank, brokerage firm or other nominee or vote in person at the Special Meeting if you obtain a “legal proxy,” as described in the sections entitled “The Special Meeting — Vote Required” beginning on page 16 and “The Special Meeting — Revocability of Proxies” beginning on page 18.
Appraisal Rights (page 36).   If you do not wish to accept the Merger Consideration attributable to your shares of Common Stock and/or Preferred Stock, as applicable, you have the right under Delaware law to have your Shares appraised by the Delaware Court of Chancery. This “right of appraisal” is subject to a number of restrictions and technical requirements. Generally, in order to exercise appraisal rights, among other things, (1) you must make a written demand for appraisal in compliance with Delaware law BEFORE the vote on the adoption of the Merger Agreement, (2) you must NOT vote in favor of the adoption of the Merger Agreement, and (3) you must hold shares of Common Stock and/or Preferred Stock on the date of making the demand for appraisal and continuously hold such Shares through the completion of the Merger. The fair value of your shares of Common Stock and/or Preferred Stock as determined in accordance with Delaware law may be more or less than, or the same as, the Merger Consideration to be paid to non-dissenting stockholders in the Merger. Merely voting against the adoption of the Merger Agreement will not preserve your right of appraisal under Delaware law. Annex D to this proxy statement contains a copy of the Delaware statute relating to stockholders’ right of appraisal. Failure to follow all of the steps required by this statute will result in the loss of your appraisal rights.

The Merger Agreement (page 41).
Limitation on Considering Other Acquisition Proposals.   We have agreed not to (i) solicit, initiate, seek or knowingly encourage the submission of an acquisition, business combination or other similar transaction with another party while the Merger is pending, and not to participate in any discussions or negotiations with another party regarding an acquisition, business combination or similar transaction while the Merger is pending, except under specified circumstances set forth in the Merger Agreement.
Change of Recommendation.   Our board of directors may change its recommendation in favor of the Merger under certain circumstances involving an alternative acquisition proposal.
Conditions to the Merger.   The obligations of both Parent and InsPro to complete the Merger are subject to the satisfaction or waiver of specified conditions set forth in the Merger Agreement.
Termination of the Merger Agreement.   Parent and InsPro can terminate the Merger Agreement under specified circumstances set forth in the Merger Agreement.
Termination Fees.   The Merger Agreement requires us to pay Parent a termination fee in the amount of  $720,000 if the Merger Agreement is terminated under certain circumstances described in the Merger Agreement.
Delisting and Deregistration of Common Stock (page 39).
If the Merger is completed, InsPro will be a privately-owned company and there will be no public market for our Common Stock. Upon the completion of the Merger, our common stock will no longer be quoted on the OTC Pink. In addition, the registration of our Common Stock under Section 12 of the Exchange Act will be terminated and we will no longer file reports with the SEC.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND THE MERGER
The following Q&A is intended to address some commonly asked questions regarding the Merger. These questions and answers may not address all questions that may be important to you as an InsPro stockholder. Accordingly, we urge you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents to which we refer.
Q:
Why am I receiving this proxy statement?

A:
Our board of directors is furnishing this proxy statement in connection with the solicitation of proxies to be voted at a special meeting of stockholders (the “Special Meeting”), or at any adjournments, postponements or continuations of the Special Meeting.

Q:
What am I being asked to vote on?

A:
You are being asked to vote to adopt an agreement and plan of merger that provides for the acquisition of InsPro by Parent. The proposed acquisition would be accomplished through a merger of Merger Sub with and into InsPro, with InsPro continuing as the surviving corporation.

In addition, you are being asked to grant our management discretionary authority to adjourn the Special Meeting. If, for example, we do not receive proxies from stockholders holding a sufficient number of Shares to adopt the Merger Agreement, we could use the additional time to solicit additional proxies in favor of adoption of the Merger Agreement.
Q:
What will happen to InsPro as a result of the Merger?

A:
If the Merger is completed, InsPro will continue its operation as a privately-held company owned by Parent. Our Common Stock will cease to be listed on the OTC Pink Open Market, will not be publicly traded and will be deregistered under Section 12 the Securities Exchange Act of 1934, as amended.

Q:
Will I own any shares of Common Stock and/or Preferred Stock, as applicable, after the Merger?

A:
No. You will not receive (or have the option to receive) any Parent common stock in exchange for your Shares. After the Merger, InsPro will be a privately owned company.

Q:
What will happen to my shares of Common Stock and/or Preferred Stock, as applicable, after the Merger?

A:
Upon completion of the Merger, in accordance with InsPro’s Certificate of Incorporation, because the amount of Merger Consideration is substantially less than the aggregate liquidation preference of the Series C Preferred Stock and Series B Preferred Stock (and less than the aggregate invested capital by the holders of Series B Preferred Stock), all Merger Consideration will be paid to the holders of shares of Series C Preferred Stock and Series B Preferred Stock. In particular, if you are a holder of shares of Common Stock and/or Series A Preferred Stock, you will not receive any consideration in the Merger with respect to your Shares.

If you are a holder of shares of Series C Preferred Stock and/or Series B Preferred Stock, upon surrender of your shares of Series C Preferred Stock and/or Series B Preferred Stock, as applicable, you will receive a portion of the Merger Consideration, in cash, on the basis of the Company’s Certificate of Incorporation, without interest and subject to required tax withholdings. In this manner, each holder of Series C Preferred Stock and/or Series B Preferred Stock will receive a percentage of the Merger Consideration equal to such holder’s percentage of the total liquidation preference payable to the Series C Preferred Stock or Series B Preferred Stock, as applicable, all as determined at the effective time of the Merger, which amounts will be less than the full liquidation preference of each. Holders of Series C Preferred Stock are expected to receive $5.00 per share in cash. Holders of Series B Preferred Stock are expected to receive $0.9647 per share in cash.
Q:
What will happen to my stock options in the Merger?

A:
Upon completion of the Merger, each outstanding stock option to acquire Common Stock, whether vested or unvested, will be cancelled, and any options having an exercise price less than the per share

Merger Consideration for Common Stock will entitle the holder thereof to receive from the surviving corporation a cash payment, less any applicable withholding taxes, equal to the product of  (i) the total number of shares of Common Stock subject to the option, multiplied by (ii) the excess of the per share Merger Consideration for Common Stock over the exercise price per share of Common Stock underlying such option. For the avoidance of doubt, if the exercise price of any such terminated option is equal to or greater than the per share Merger Consideration for Common Stock, then such option shall be terminated and retired without any payment or other consideration therefor. Based on the Merger Consideration, any and all options outstanding on the closing date will be cancelled without receipt of any consideration.
The Company’s 2008 Equity Compensation Plan and the Company’s 2010 Equity Compensation Plan will be terminated upon the completion of the Merger.
Q:
What will happen to my warrants in the Merger?

A:
Upon completion of the Merger, each outstanding warrant to acquire Preferred Stock, will be cancelled, and any warrants having an exercise price less than the per share Merger Consideration for Preferred Stock will entitle the holder thereof to receive from the surviving corporation a cash payment, less any applicable withholding taxes, equal to the product of  (i) the total number of shares of Preferred Stock subject to the warrant, multiplied by (ii) the excess of the per share Merger Consideration for Preferred Stock over the exercise price per share of Preferred Stock underlying such warrant. For the avoidance of doubt, if the exercise price of any such terminated warrant is equal to or greater than the per share Merger Consideration for Preferred Stock, then such option shall be terminated and retired without any payment or other consideration therefor. Because the amount of Merger Consideration, any and all outstanding warrants on the closing date will be cancelled without receipt of any consideration.

Q:
When will I receive the cash consideration for my applicable shares of Preferred Stock?

A:
Prior to the closing of the Merger, you will receive written instructions, including a letter of transmittal, that explain how to exchange your shares of Series B Preferred Stock and Series C Preferred Stock for the cash consideration payable in the Merger. When you properly return and complete the required documentation described in the letter of transmittal, you will promptly receive from the paying agent a payment of the cash consideration for your shares of Series B Preferred Stock and Series C Preferred Stock. If you hold your shares of Series B Preferred Stock and Series C Preferred Stock in “street name” through your broker, bank or other nominee, your account will be updated to reflect payment of the cash consideration for your Shares.

As previously stated, because the Merger Consideration is substantially less than the aggregate liquidation preference of Series C Preferred Stock and Series B Preferred Stock, all Merger Consideration will be paid to the holders of shares of Series C Preferred Stock and Series B Preferred Stock, and holders of shares of Common Stock and/or Series A Preferred Stock will not receive any consideration in the Merger with respect to such Shares.
Q:
What happens if the Merger is not completed?

A:
If the Merger Proposal is not approved by the stockholders of the Company, or if the Merger is not completed for any other reason, then the stockholders of the Company will not receive any payment for their shares of our Common Stock and/or Preferred Stock in connection with the Merger. Instead, we expect that the Company’s Shares will continue to be registered with the SEC and quoted on the OTC Pink.

Q:
What conditions must be satisfied to complete the Merger?

A:
The Company, Parent and Merger Sub are not required to complete the Merger unless a number of conditions are satisfied or waived. These conditions include, among others: (i) the receipt of the Company stockholder approval and (ii) the absence of any action taken by any court of competent authority or other governmental authority or any other person or law that prevents, makes illegal or enjoins, restrains or otherwise prohibits the consummation of the Merger. For a more complete summary of the conditions that must be satisfied or waived prior to the completion of the Merger, see “The Merger Agreement — Conditions to Completion of the Merger” beginning on page 49.
Q:
Will the Merger be taxable to me?

A:
Generally, yes for holders of Series C Preferred Stock and Series B Preferred Stock eligible to receive a portion of the Merger Consideration. For U.S. federal income tax purposes, the Merger is a taxable transaction. You should read “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 39 for a more complete discussion of the U.S. federal income tax consequences of the Merger. Holders of Series A Preferred Stock and Common Stock that do not receive any Merger Consideration will generally recognize a loss equal to their adjusted tax basis in their Series A Preferred or Common Stock. There are limitations on the use of losses that may apply. Tax matters can be complicated and the tax consequences of the Merger to you will depend on the facts of your own situation. You should consult your own tax advisor to understand fully the tax consequences of the Merger to you.

Q:
What happens if I sell my shares of Common Stock and/or Preferred Stock before the Special Meeting?

A:
The record date for stockholders entitled to vote at the special meeting is February [   ], 2020. If you sell your shares of our Common Stock and/or Preferred Stock after the record date but before the Special Meeting, then you will retain your right to vote such Shares at the Special Meeting but will not have the right, in the case of holders of Series C Preferred Stock and/or Series B Preferred Stock, to receive the Merger Consideration.

Q:
What happens if I sell my shares of Common Stock and/or Preferred Stock after the Special Meeting but before the effective time of the Merger?

A:
If you sell your Shares after the Special Meeting but before the effective time of the Merger, then, you will not have the right to receive the Merger Consideration. In order to receive the Merger Consideration, you must hold your shares of Series C Preferred Stock and/or Series B Preferred Stock through the completion of the Merger.

Q:
What are Majesco and Merger Sub?

A:
Majesco Merger Sub, Inc. was incorporated in Delaware on October 22, 2019 solely for the purpose of completing the Merger and related transactions. Majesco is the sole shareholder of Merger Sub and was incorporated in California on April 7, 1992 under the name Mastek Software, Inc. In 1995, this name was changed to Majesco Software, Inc., which was changed to MajescoMastek in 2006 and to Majesco in October 2014. Majesco is a global leader of cloud insurance software solutions for insurance business transformation.

Q:
How will Parent and Merger Sub pay the Merger Consideration?

A:
Parent and Merger Sub will pay the Merger Consideration from cash on hand.

Q:
When do you expect the Merger to be completed?

A:
We are working toward completing the Merger as quickly as possible. In addition to obtaining stockholder approval, all other closing conditions must be satisfied. However, we cannot assure you that all conditions to the Merger will be satisfied or, if satisfied, as to the date by which they will be satisfied.

Q:
Does our board of directors recommend adoption of the Merger Agreement?

A:
Yes. Our board of directors, by the unanimous vote of all of its members, recommends that our stockholders vote “FOR” the adoption of the Merger Agreement.

Q:
What factors did the InsPro board of directors consider in making its recommendation?

A:
Our board of directors considered many factors in deciding to recommend the adoption of the Merger Agreement. These factors are described below, see “Proposal 1 — Adoption of the Merger

Agreement — The Merger — Reasons for the Merger and Recommendation of the Board of Directors” beginning on page 27.
Q:
Do any members of the Company’s board of directors or executive officers have financial interests in the Merger that may be different from my interests as a stockholder?

A:
Yes. Some of our directors and executive officers have financial interests in the Merger that may be different from, or in addition to, the interests that apply to our stockholders generally. For more information about the interests of our directors and officers in the Merger, see “The Merger — Interests of Our Directors and Executive Officers in the Merger” beginning on page 35.

Q:
Where and when is the Special Meeting?

A:
The Special Meeting will be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, at 10:00 a.m. Eastern Time, on March [  ], 2020.

Q:
What vote of the stockholders is required to adopt the Merger Agreement?

A:
To adopt the Merger Agreement, stockholders of record as of February [   ], 2020 holding (i) a majority of the outstanding shares of Common Stock (ii) a majority of the outstanding shares of Common Stock and Preferred Stock, voting as a single class, with holders of Common Stock entitled to one vote for each share of Common Stock and holders of Preferred Stock entitled to vote the equivalent of 20 shares of Common Stock for each share of Preferred Stock; and (iii) two-thirds of the outstanding shares of each class of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. As of the record date, there were [  ] shares of our Common Stock issued and outstanding and [  ] shares of our Preferred Stock issued and outstanding.

Certain of our stockholders entered into voting agreements with Parent to vote in favor of the adoption of the Merger Agreement. Following the conversion by The Co-Investment Fund II, L.P. on January 30, 2020 of 900,000 shares of Series A Preferred Stock into 18,000,000 shares of Common Stock, the aggregate voting power of these stockholders is sufficient to assure approval of the proposals at the Special Meeting.
Q:
Am I entitled to appraisal rights?

A:
Yes. Under Delaware law, you have the right to seek appraisal of the fair value of your Shares as determined by the Delaware Court of Chancery if the Merger is completed, but only if you submit a written demand for an appraisal before the vote on the Merger Agreement, do not vote in favor of adopting the Merger Agreement and comply with the Delaware law procedures explained in this proxy statement.

Q:
What is the difference between holding Shares as a stockholder of record and as a beneficial owner?

A:
Most of our stockholders hold their Shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between Shares held of record and those owned beneficially.

Stockholder of Record.   If your Shares are registered directly in your name with our transfer agent, you are considered the Stockholder of Record with respect to those Shares, and these proxy materials are being sent directly to you by us. As the Stockholder of Record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting. We have enclosed or sent a proxy card for you to use.
Beneficial Owner.   If your Shares are held by a broker, bank or other nominee, you are considered the Beneficial Owner of Shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those Shares, the Stockholder of Record. As the Beneficial Owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Special Meeting. However, since you are not the Stockholder of Record, you may not vote these Shares in person at the Special Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the Shares. Your broker, bank or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your Shares.
Q:
What do I need to do now?

A:
We urge you to read this proxy statement carefully, including the annexes, and consider how the Merger affects you. Then mail your completed, dated and signed proxy card in the enclosed return envelope or appoint a proxy over the Internet or by telephone as soon as possible so that your Shares can be voted at the Special Meeting. Please do not send your stock certificates with your proxy card.

Q:
What happens if I do not return a proxy card, vote via the internet or telephone, or attend the Special Meeting and vote in person?

A:
The adoption of the Merger Agreement requires the affirmative vote of the holders of  (i) a majority of the outstanding shares of Common Stock (ii) a majority of the outstanding shares of Common Stock and Preferred Stock, voting as a single class, with holders of Common Stock entitled to one vote for each share of Common Stock and holders of Preferred Stock entitled to vote the equivalent of 20 shares of Common Stock for each share of Preferred Stock; and (iii) two-thirds of the outstanding shares of each class of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock at the close of business on the record date. If you are a holder of record and you fail to return your proxy card, do not vote via the Internet or by telephone, and do not attend the Special Meeting and vote in person, your Shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote against adoption of the Merger Agreement (but will have no effect on the adjournment proposal).

If you hold your Shares in “street name” through your broker, bank or other nominee and you do not instruct your broker, bank or other nominee to vote your Shares in accordance with the voting instruction form provided by your broker, bank or other nominee, your Shares will be treated as Shares that are present at the Special Meeting for purposes of determining whether a quorum exists and will have the same effect as votes against the adoption of the Merger Agreement, but will have no effect on the adjournment proposal.
Q:
May I vote in person?

A:
Yes. You may vote in person at the Special Meeting, rather than signing and returning your proxy card or appointing a proxy over the Internet or by telephone, if you own Shares directly in your own name as the stockholder of record. However, even if you plan to attend the Special Meeting in person, we encourage you to return your signed proxy card, or appoint a proxy over the Internet or by telephone, to ensure that your Shares are represented and voted at the Special Meeting. You may also vote in person at the Special Meeting if your Shares are held in “street name” through a broker or bank provided that you bring a signed legal proxy from your broker or bank and present it at the Special Meeting. You may also be asked to present photo identification for admittance.

Q:
May I appoint a proxy over the Internet or by telephone?

A:
Yes.

•
If you own Shares directly in your own name as the stockholder of record, you may submit a proxy authorizing the voting of your Shares over the Internet at www.proxyvote.com or telephonically by calling 1-800-690-6903. Proxies submitted over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on March [  ], 2020 in order for your votes to be counted. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy over the Internet or telephone.

•
If your Shares are held through a broker, bank or other nominee, you must provide your broker, bank or other nominee with instructions on how to vote your Shares. If you hold your Shares through a broker, bank or other nominee, there will be materials provided with this proxy statement for instructing the broker, bank or other nominee on how to vote your Shares. Please check the voting instruction card included by your broker, bank or other nominee for directions on providing instructions to vote your Shares and to see if you may use the Internet or the telephone to provide instructions on how to vote your Shares.
Q:
If my Shares are held in “street name” by my broker, will my broker vote my Shares for me?

A:
Your broker will not vote your Shares without instructions from you. You should instruct your broker to vote your Shares, following the procedure provided by your broker. Without instructions, your Shares will not be voted, which will have the same effect as voting against adoption of the Merger Agreement but will have no effect on the adjournment proposal.

Q:
May I revoke my proxy or change my vote after I have mailed my signed proxy card or otherwise appointed a proxy?

A:
Yes. You may change your vote at any time before the Shares reflected on your proxy card (or with respect to which you have appointed a proxy over the Internet or by telephone) are voted at the Special Meeting. If you are a holder of record, you can do this in one of three ways:

•
First, you can send a written, dated notice to our corporate secretary stating that you would like to revoke your proxy, provided that the notice is received by 11:59 p.m. Eastern Time on March [  ], 2020.

•
Second, you can complete, sign, date and submit a new later-dated proxy card for the same Shares, provided the new proxy is received by 11:59 p.m. Eastern Time on March [  ], 2020. If you submitted the proxy you are seeking to revoke via the Internet or telephone, you may submit this later-dated new proxy using the same method of transmission (Internet or telephone) as the proxy being revoked, provided that the new proxy is received by 11:59 p.m. Eastern Time on March [  ], 2020.

•
Third, you can attend the meeting and vote in person. Your attendance alone will not revoke your proxy.

Any written notice of revocation or subsequent proxy should be delivered to InsPro Technologies Corporation at 1510 Chester Pike, 400 Baldwin Tower, Eddystone, Pennsylvania 19022, Attention: Assistant Secretary, at or before the taking of the vote at the Special Meeting.
If you hold your Shares in “street name” and have instructed your broker to vote your Shares, you must follow the directions received from your broker to change your instructions.
Q:
Should I send in my stock certificates now?

A:
No. After the Merger is completed, you will receive written instructions for exchanging your shares of Series C Preferred Stock and/or Series B Preferred Stock for the Merger consideration described in this proxy statement, without interest and subject to any applicable withholding taxes, for each share of Series C Preferred Stock and/or Series B Preferred Stock, as applicable, that you own.

Q:
Who can help answer my additional questions?

A:
If you would like additional copies, without charge, of this proxy statement or if you have additional questions about the Merger, including with respect to the procedures for voting your Shares, you should contact:

InsPro Technologies Corporation
Attn: Assistant Secretary
1510 Chester Pike, 400 Baldwin Tower
Eddystone, Pennsylvania 19022
Telephone: (484) 654-2200
Our proxy solicitor may be contacted at:
Vote Processing
c/o Broadridge Financial Solutions, Inc.
51 Mercedes Way
Edgewood, NY 11717
Telephone: (631) 254-7400

CAUTION REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents to which we refer you in this proxy statement, contain “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current views as to future events and financial performance with respect to our operations, the expected completion and timing of the Merger and other information relating to the Merger. These statements can be identified by the fact that they do not relate strictly to historical or current facts. There are forward-looking statements throughout this proxy statement, including, among others, under the headings “Summary,” “The Merger,” “The Merger — Opinion of Our Financial Advisor” and in statements containing words such as “anticipate,” “estimate,” “expect,” “will be,” “will continue,” “likely to become,” “intend,” “plan,” “believe” and other similar expressions. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on our business or operations or on the Merger and related transactions. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise, except as required by law. In addition to other factors and matters contained in or incorporated by reference in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:
•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•
the inability to complete the Merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to consummation of the Merger;

•
the failure of the Merger to close for any other reason;

•
the effect of the announcement of the Merger on our client and customer and partner relationships, operating results and business generally;

•
the risk that the Merger disrupts current plans and operations and our inability to respond effectively to competitive pressures, industry developments and future opportunities;

•
the amount of the costs, fees, expenses and charges related to the Merger;

•
potential litigation relating to the Merger;

and other risks detailed in our current filings with the SEC, including our most recent filings on Forms 10-K, 10-Q and 8-K. You can obtain copies of our Forms 10-K, 10-Q and 8-K and other filings for free at the SEC website at www.sec.gov or from commercial document retrieval services. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise except as otherwise required by law or SEC disclosure requirements.

PARTIES TO THE MERGER
InsPro Technologies Corporation
InsPro is a technology company that provides software applications for use by insurance administrators in the insurance industry. Our business focuses primarily on our InsPro EnterpriseTM software application.
Our principal executive offices and the officers are located at 1510 Chester Pike, 400 Baldwin Tower, Eddystone, Pennsylvania 19022. Our telephone number is (484) 654-2200. The web site of our wholly-owned subsidiary InsPro Technologies, LLC is www.inspro.com. InsPro is publicly traded on the OTC Pink under the symbol “ITCC.”
Majesco
Majesco is a California corporation that was incorporated on April 7, 1992 under the name Mastek Software, Inc. In 1995, this name was changed to Majesco Software, Inc., which was changed to MajescoMastek in 2006 and to Majesco in October 2014.
Majesco is a global leader of cloud insurance software solutions for insurance business transformation. In addition to the United States, Majesco operates in Canada, Mexico, the United Kingdom, Malaysia, Singapore, Ireland and India.
Majesco’s CloudInsurer® solutions provide cloud-based core insurance platforms, along with distribution management and data and analytics solutions, and its Digital1st™ solutions provide a cloud-native, digital engagement and microservices platform-as-a-service for the entire insurance business and an ecosystem of partners with apps that provide innovative data sources and capabilities. These solutions enable Property & Casualty/General Insurance, and Life, Annuities, Pensions and Group/ Voluntary Benefits providers to modernize and optimize their businesses across the end-to-end insurance value chain, better comply with policies and regulations, innovate with new business models, enter new markets, and launch new products and services for incumbents, greenfields and startups.
Majesco’s principal executive offices and the officers are located at 412 Mount Kemble, Suite 110C, Morristown, NJ 07960. Majesco’s telephone number is (973) 461-5200. Majesco’s principal website is www.majesco.com. Majesco’s common stock is publicly traded on the Nasdaq Global Market under the symbol “MJCO.”
Majesco Merger Sub, Inc.
Majesco Merger Sub, Inc. is a Delaware corporation and wholly-owned subsidiary of Parent organized solely for the purpose of entering into the Merger Agreement with InsPro and completing the proposed Merger. Merger Sub has not participated in any activities to date other than activities incident to its formation and the transactions contemplated by the Merger Agreement. Merger Sub’s executive offices are located at 412 Mount Kemble, Suite 110C, Morristown, NJ 07960.

THE SPECIAL MEETING
We are furnishing this proxy statement to you as part of the solicitation of proxies by our board of directors for use at the Special Meeting.
Date, Time and Place
The Special Meeting will be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, at 10:00 a.m. Eastern Time, on March [  ], 2020.
Purpose of the Special Meeting
You will be asked at the Special Meeting to vote on the adoption of the Merger Agreement. If necessary, you will also be asked to vote on a proposal to adjourn the Special Meeting for the purpose of soliciting additional proxies in the event there are not sufficient votes in favor of adoption of the Merger Agreement at the time of the Special Meeting.
Record Date; Stock Entitled to Vote; Quorum
Only holders of record of InsPro Common Stock and/or Preferred Stock at the close of business on February [   ], 2020, or the record date, are entitled to notice of and to vote at the Special Meeting. At the close of business on the record date, [   ] shares of Common Stock, [   ] shares of Series A Preferred Stock, [   ] shares of Series B Preferred Stock and [   ] shares of Series C Preferred Stock were issued and outstanding and such Shares were held by [   ], [   ], [   ] and [   ] holders of record, respectively. A quorum will be present at the Special Meeting if a majority of the outstanding Shares of InsPro entitled to vote are represented in person or by proxy at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, it is expected that the meeting will be adjourned to solicit additional proxies if the holders of the requisite percentages of share of the Company present, in person or by proxy, and entitled to vote at the Special Meeting approve an adjournment. Each holder of Common Stock is entitled to one vote for each share of Common Stock owned of record by such stockholder on the record date with respect to each matter to be voted on at the Special Meeting. Each holder of Preferred Stock is entitled to vote, with respect to any question upon which holders of shares of Common Stock are entitled to vote, together with the holders of shares of Common Stock as one class on an as-converted basis. Each holder of Preferred Stock is entitled to vote the equivalent of 20 shares of Common Stock for each share of Preferred Stock owned of record by such stockholder on the record date with respect to each matter to be voted on at the Special Meeting.
Vote Required
Merger Proposal
The adoption of the Merger Agreement requires the affirmative vote of the holders of:
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a majority of the outstanding shares of Common Stock at the close of business on the record date;

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a majority of the outstanding shares of Common Stock and Preferred Stock, voting as a single class, with holders of Common Stock entitled to one vote for each share of Common Stock and holders of Preferred Stock entitled to vote the equivalent of 20 shares of Common Stock for each share of Preferred Stock, in each case, at the close of business on the record date; and

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two-thirds of the outstanding shares of each class of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, at the close of business on the record date.

If you abstain from voting or do not vote, either in person or by proxy, it will have the same effect as a vote against the adoption of the Merger Agreement.
Certain stockholders have agreed to vote their Shares in favor of the Merger and against any proposal made in opposition to or in competition with the Merger. Following the conversion by The Co-Investment Fund II, L.P. on January 30, 2020 of 900,000 shares of Series A Preferred Stock into 18,000,000 shares of Common Stock, these stockholders beneficially owned an aggregate of 30,646,874 shares of our Common

Stock, 350,000 shares of our Series A Preferred Stock, 4,327,186 shares of our Series B Preferred Stock and 1,000,000 shares of our Series C Preferred Stock as of the record date, which represent in the aggregate approximately [   ]% of our outstanding Common Stock and approximately [   ]% of our outstanding Series A Preferred Stock, [   ]% of our outstanding Series B Preferred Stock and [   ]% of our outstanding Series C Preferred Stock on the record date for the Special Meeting. See “The Merger — InsPro Voting Agreements.”
Adjournment Proposal
The approval of the adjournment of the Special Meeting requires the affirmative vote of the holders of a majority of the Shares of InsPro present, in person or by proxy, at the Special Meeting. As this proposal is not considered a “routine item,” your bank, brokerage firm or other nominee cannot vote your Shares without receiving your voting instructions. Abstentions and broker non-votes will have no effect on the vote.
Voting of Proxies
All Shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in the manner specified by the holders. Properly executed proxies that do not contain voting instructions will be voted “FOR” the adoption of the Merger Agreement and “FOR” approval of the proposal to adjourn the Special Meeting, if necessary.
To vote, please complete, sign, date and return the enclosed proxy card or, to appoint a proxy over the Internet or by telephone, follow the instructions provided below. If you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your Shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting.
Shares of Common Stock and Preferred Stock represented at the Special Meeting but not voted, including shares of Common Stock or Preferred Stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.
Only Shares affirmatively voted for the adoption of the Merger Agreement, including properly executed proxies by record holders that do not contain specific voting instructions, will be counted in favor of that proposal.
For Shares Registered in Your Name
If you properly execute a proxy card, appoint a proxy over the Internet or by telephone or attend the Special Meeting in person, but abstain from voting on either proposal at the Special Meeting, it will have the same effect as a vote against the adoption of the Merger Agreement, but such abstention will have no effect on the proposal to adjourn the Special Meeting, if necessary. If you do not properly execute a proxy card, do not appoint a proxy over the Internet or by telephone and do not attend the Special Meeting in person, it will have the same effect as a vote against the adoption of the Merger Agreement but will have no effect on the proposal to adjourn the Special Meeting, if necessary.
For Shares Registered in the Name of a Broker, Bank or Other Nominee
Brokers who hold Shares in street name for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers, banks and nominees are not permitted to exercise their voting discretion with respect to approval of non-routine matters, such as the adoption of the Merger Agreement and, as a result, absent specific instructions from the beneficial owner of such Shares, brokers, banks and nominees are not empowered to vote those Shares, referred to generally as “broker non-votes.” Broker non-votes will be treated as Shares that are present at the Special Meeting for purposes of determining whether a quorum exists and will have the same effect as votes against the adoption of the Merger Agreement, but will have no effect on the adjournment proposal.
Voting over the Internet or by Telephone
You may also grant a proxy to vote your Shares over the Internet or by telephone. The law of Delaware, under which we are incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the stockholder.
The Internet and telephone voting procedures described below are designed to authenticate stockholders’ identities, to allow stockholders to grant a proxy to vote their Shares and to confirm that stockholders’ instructions have been recorded properly. Stockholders granting a proxy to vote over the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.
For Shares Registered in Your Name
Stockholders of record who own Shares directly in their own name may go to www.proxyvote.com to grant a proxy to vote their Shares over the Internet. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Any stockholder using a touch-tone telephone may also grant a proxy to vote Shares by calling 1-800-690-6903 and following the recorded instructions.
For Shares Registered in the Name of a Broker, Bank or Other Nominee
Beneficial owners whose stock is held in “street name” through a broker, bank or other nominee must provide the record holder of their Shares with instructions on how to vote their Shares. Please check the voting instruction card included by your broker, bank or other nominee (rather than from our proxy card) for directions on providing instructions to vote your Shares and to see if you may use the Internet or the telephone to provide instructions on how to vote your Shares.
General Information for All Shares Voted over the Internet or by Telephone
Votes submitted over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on March [  ], 2020. Submitting your proxy over the Internet or by telephone will not affect your right to vote in person should you decide to attend the Special Meeting.
Revocability of Proxies
The grant of a proxy on the enclosed proxy card or over the Internet or by telephone does not preclude a stockholder from voting in person at the Special Meeting. If you are a holder of record, you may revoke your proxy at any time before the Shares reflected on your proxy card (or with respect to which you have appointed a proxy over the Internet or by telephone) are voted at the Special Meeting by one of three ways:
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filing with our Assistant Secretary a properly executed and dated revocation of proxy, provided that the revocation is received by 11:59 p.m. Eastern Time on March [  ], 2020;

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submitting a properly completed, executed and dated proxy card to our Assistant Secretary bearing a later date for the same Shares, provided the new proxy card is received by 11:59 p.m. Eastern Time on March [  ], 2020 or if you submitted the proxy you are seeking to revoke via the Internet or by telephone, submitting a later-dated proxy using the same method of transmission (Internet or telephone) as the proxy being revoked provided the new proxy is received by 11:59 p.m. Eastern Time on March [  ], 2020; or

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appearing at the Special Meeting and voting in person.

Your attendance at the Special Meeting will not in and of itself constitute the revocation of a proxy. Any written notice of revocation or subsequent proxy should be delivered to InsPro Technologies Corporation at 1510 Chester Pike, 400 Baldwin Tower, Eddystone, Pennsylvania 19022, by 11:59 p.m. Eastern Time on March [  ], 2020, Attention: Assistant Secretary.
If you hold your Shares in “street name” and have instructed your broker, bank or other nominee to vote your Shares, you must follow the directions received from your broker to change these instructions.
Board of Directors’ Recommendation
After considering many factors, our board of directors, by the unanimous vote of all of its members, has approved and adopted the Merger Agreement and approved the Merger, determined that the Merger

Agreement and the terms and conditions of the Merger are fair to, advisable and in the best interests of InsPro and its stockholders, directed that the adoption of the Merger Agreement be submitted to InsPro’s stockholders for consideration and recommended that all of the InsPro stockholders adopt the Merger Agreement.
The members of our board of directors unanimously recommend that that you vote “FOR” the adoption of the Merger Agreement and, if necessary, “FOR” the adjournment of the Special Meeting for the purpose of soliciting additional proxies in the event there are not sufficient votes in favor of adoption of the Merger Agreement at the time of the Special Meeting.
Solicitation of Proxies
All proxy solicitation costs will be borne by us. In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies from stockholders by telephone or other electronic means or in person. We also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions. We intend to engage a proxy solicitor to assist in the solicitation process. We have retained the services of Broadridge Financial Solutions, Inc. (“Broadridge”) to assist us in soliciting proxies, and have agreed to pay a fee of  $9,800 for these services and reimburse Broadridge for its reasonable out-of-pocket expenses.
Delivery of This Proxy Statement to Multiple Stockholders with the Same Address
The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address if we believe the stockholders are members of the same family by delivering a single proxy statement addressed to those stockholders. Each stockholder will continue to receive a separate proxy card or voting instruction card. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies by reducing the volume of duplicate information.
A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If your household received a single proxy statement, but you would prefer to receive your own copy, please notify your broker and direct your written request to InsPro Technologies Corporation, Attention: Assistant Secretary, 1501 Chester Pike, 400 Baldwin Tower, Eddystone, Pennsylvania 19022 at (484) 654-2200. If you would like to receive your own set of our proxy materials in the future, please contact your broker and InsPro Technologies Corporation, Assistant Secretary and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number. Conversely, if you and another person sharing the same address are receiving multiple copies of annual reports or proxy statements and you would like to request that you only receive one copy, please contact your broker and InsPro Technologies Corporation, Investor Relations and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.
Other Business
We do not expect that any matter other than the proposal to adopt the Merger Agreement and, if necessary, the proposal to adjourn the Special Meeting will be brought before the Special Meeting. If, however, any other matters are properly presented at the Special Meeting, the persons named as proxies will vote in accordance with their judgment as to matters that they believe to be in the best interests of our stockholders.

PROPOSAL 1 — ADOPTION OF THE MERGER AGREEMENT
THE MERGER
The discussion under the sections of this proxy statement entitled “The Merger” and “The Merger Agreement” summarizes the material terms of the Merger. Although we believe that the description covers the material terms of the Merger, this summary may not contain all of the information that is important to you. We urge you to read this proxy statement, the Merger Agreement and the other documents referred to herein carefully for a more complete understanding of the Merger.
The adoption of the Merger Agreement requires the affirmative vote of the holders of:
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a majority of the outstanding shares of Common Stock at the close of business on the record date;

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a majority of the outstanding shares of Common Stock and Preferred Stock, voting as a single class, with holders of Common Stock entitled to one vote for each share of Common Stock and holders of Preferred Stock entitled to vote the equivalent of 20 shares of Common Stock for each share of Preferred Stock, in each case, at the close of business on the record date; and

•
two-thirds of the outstanding shares of each class of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, at the close of business on the record date.

If you abstain from voting or do not vote, either in person or by proxy, it will have the same effect as a vote against the adoption of the Merger Agreement.
Approval of the Merger Proposal is a condition to the completion of the Merger. In the event this proposal is not approved, the Merger cannot be completed. The Co-Investment Fund II, L.P. and Independence Blue Cross have entered into voting agreements with Parent pursuant to which they will vote all shares of their Common Stock and/or Preferred Stock affirmatively for the proposals set forth in this proxy statement. The aggregate voting power of these shareholders is sufficient to assure approval of the proposals at the Special Meeting.
Background of the Merger
As part of its long-term planning, the Company’s board of directors, together with the Company’s management, periodically reviews and considers a variety of financial and strategic opportunities, potential operational changes and other ways to enhance value for the Company’s stockholders, including in light of the Company’s performance, competitive dynamics, industry trends and macroeconomic developments. From time to time, these reviews have included discussions, sometimes with the participation of outside legal and financial advisors, as to whether the continued execution of the Company’s strategy as a stand-alone company (including possible operational and capital structure changes) or the possible sale to, or combination with, a third party offered a better avenue to enhance value for the Company’s stockholders.
On April 25, 2016, the Company engaged Nomura to explore the potential sale of the Company, and from April 2016 to November 2016, Nomura, at the direction of the board of directors and Company management, conducted an outreach process to an extensive list of potential acquirers, including Majesco, to solicit interest in a strategic transaction.
During August 2016, the Company and Majesco executed a mutual non-disclosure agreement, Majesco received a confidential offering memorandum containing information about the Company, and representatives of the Company and Majesco met to discuss the business, strategy, synergy and outlook for a combined company.
In September 2016, Majesco submitted a bid in the range of  $7.5M – $10M, all in Majesco shares. After discussing the bid with the board of directors and Company management, Nomura notified Ed Ossie, Majesco’s Chief Operating Officer, that the Company was not interested in pursuing a transaction at that valuation. Majesco subsequently notified representatives of Nomura that it was ending its involvement in the sale process.

From September through November 2016, Nomura continued its outreach, ultimately contacting more than 125 potential acquirers including both strategic and financial candidates, of which 49 entered into non-disclosure agreements with the Company. None of those contacts resulted in a definitive transaction.
On April 25, 2017, Nomura’s engagement as the Company’s financial advisor terminated in accordance with the terms of its April 25, 2016 engagement agreement, although representatives of Nomura continued to remain in contact with the Company.
From November 2016 through December 2018, the Company and Majesco had no further discussions.
Throughout 2018, the board of directors and the Company’s management continued to evaluate the Company’s financial position to determine whether the possible sale to, or combination with, a third party offered a better avenue to enhance value for the Company’s stockholders.
On November 20, 2018, the Company engaged MVP Advisory Group (“MVP”), a senior management consulting company with extensive insurance technology industry experience, to create a short list of potential companies in the insurance policy administration systems (PAS) market that might be interested in acquiring the Company, given the operational and financial challenges facing the Company, and to develop a marketing presentation.
During November 2018, the Company’s management, including its Chief Executive Officer, Anthony Verdi, collaborated with representatives of MVP to identify potential acquirers.
From May 2018 through April 2019, either by the efforts of representatives of MVP or by unsolicited expressions of interest directed to the Company, mainly Mr. Verdi, 12 potential buyers were contacted. No potential acquirers proceeded further in the process.
From January 2019 through April 2019, the Company’s management and board of directors discussed the progress of the sale of the Company and two verbal offers (one to acquire the Company for $1 million and another to acquire the Company’s client contracts for no consideration), concluding that they were not viable.
In January 2019, a representative of Nomura, at the request of the Company’s management, reached out to Mr. Ossie at Majesco to discuss general market conditions and trends. In that discussion, the representative of Nomura asked Mr. Ossie if Majesco would be interested in receiving an update from the Company. Mr. Ossie indicated Majesco would be interested in receiving such update.
On March 27, 2019, the Company and Majesco executed a new non-disclosure agreement.
On March 28, 2019, Majesco’s Chief Product Officer, Manish Shah, and Mr. Ossie met with Mr. Verdi, John Heidelberger, Kevin Nelson, other Operations and Technology leaders of the Company and a representative of Nomura. At the meeting, the Company shared a business update and expressed an interest in finding a long-term strategic partner and acquirer.
On May 15, 2019, the Company released its first quarter 2019 financial results on its Quarterly Report on Form 10-Q, showing a decline in revenue and a net loss due to attrition with its largest customer, primarily related to the loss of professional services revenue.
On May 16, 2019, Majesco submitted a non-binding indication of interest proposing to move forward on an exclusive basis to acquire the Company in a private-company style transaction on an excess cash-free, debt-free enterprise value of  $18 million, subject to normalized working capital level. It stated that the indicative enterprise value was based on a number of key assumptions to be validated in due diligence. The indication of interest did not finalize the proposed structure of the transaction and other key terms, including whether it would be structured as an asset purchase or merger, but did state that Majesco expected that an unspecified percentage of the purchase price would need to be escrowed to support any net working capital adjustment or indemnification obligations.
On May 21, 2019, the chairman of the board of directors of the Company, Don Caldwell, Mr. Verdi, Mr. Ossie and Nomura met in Philadelphia, PA to discuss the May 16, 2019 indication of interest.

On May 31 and June 3, 2019, Needham & Company (“Needham”), Majesco’s financial advisor, and Nomura discussed the process, timing, diligence and the indication of interest.
On June 7, 2019, the Company’s board of directors held a meeting, together with Mr. Verdi and representatives of Morgan, Lewis & Bockius LLP, legal counsel to the Company (“Morgan Lewis”), and Delaware counsel. At the meeting, counsel reviewed the fiduciary duties of directors of a Delaware corporation with respect to a potential sale of the Company. Thereafter, they discussed Majesco’s indication of interest, the Company’s prospects for remaining independent and a proposed response to Majesco.
On June 12, 2019, at the direction of the Company, a representative of Nomura sent to a representative of Needham, the Company’s feedback on the indication of interest submitted May 16, 2019. Such written response included the Company’s desire to structure the transaction as a stock transaction and not include a working capital adjustment or escrow and indicated that the Company would be open to granting Majesco a limited period of exclusivity if Majesco agreed to a letter of intent that was acceptable to the Company’s board of directors.
On June 13, 2019, at the direction of the Company, a representative of Nomura sent to a representative of Needham, a financial update presentation with new projections through the end of calendar year 2019 prepared by the Company’s management. The new projections, as a result of a large client’s decision to halt their implementation of the Company’s software without acquiring a source-code license, showed a material decrease in revenues and profits, from earlier projections shared with Majesco prior to Majesco’s submission of its initial indication of interest on May 16, 2019.
On June 21, 2019, the Company entered into a new engagement agreement with Nomura pursuant to which Nomura was formally reengaged to act as the Company exclusive financial advisor in connection with a potential sale transaction involving the Company.
On June 25, 2019, a representative of a healthcare services company, which we refer to as Company A, contacted Nomura expressing potential interest in the Company. During July 2019, at the direction of the Company, representatives of Nomura held discussions with Company A, during which a representative of Company A continued to express interested in evaluating a potential transaction with the Company. On August 6, 2019, upon request from Mr. Verdi, Nomura sent publicly available materials on the Company such as product brochures to Company A and offered to set up a call with Mr. Verdi. Company A did not respond to the offer of a call with Mr. Verdi.
On July 10, 2019, a representative of Needham reached out to a representative of Nomura to notify them that based on its review of the due diligence materials in the data room, Majesco was no longer able to support an enterprise valuation of  $18 million. The representative of Needham informed the representative of Nomura that Majesco would be willing to move forward with a transaction but at a meaningfully reduced valuation and wanted to know whether the Company would be willing to continue the discussions at a valuation below $18 million. The representative of Nomura asked the representative of Needham for additional information on the new proposed valuation. The representative of Needham informed the representative of Nomura that it would only be able to provide further clarity on a new valuation after conducting additional due diligence, including conducting an in-person meeting between the management teams of Majesco and the Company. Nomura reported this development to the Company’s management and board of directors.
On July 15, 2019, at the direction of the Company’s board of directors, a representative of Nomura called a representative of Needham and explained the Company would be willing to continue discussions depending on the new valuation and that it was willing to allow Majesco to conduct additional due diligence, including an in-person meeting, in order to allow Majesco to provide a new valuation.
On July 18, 2019, senior management team members from the Company and Majesco and representatives from Nomura and Needham met in Majesco’s headquarters in Morristown, NJ. Representatives of the Company provided further details on its customers, employee roster, potential revenue and cost synergies between the two companies and a preview of the Company’s likely second quarter 2019 financial results.

On July 19, 2019, a representative of Needham called a representative of Nomura to inform them that Majesco would only be willing to continue with a transaction in the enterprise value range of  $11 million to $13 million. The representative of Nomura informed the representative of Needham that it would provide feedback after discussing with the Company.
On July 23, 2019, at the direction of the Company’s board of directors, a representative of Nomura called a representative of Needham to request a formal written letter of intent with a fixed valuation, the assumptions that underlined such valuation, other material terms of a potential transaction and the proposed timing to execute a definitive agreement.
On August 1, 2019, a representative of Needham sent to a representative of Nomura a written letter of intent for Majesco to acquire the Company for an enterprise value of  $12 million on an excess cash-free and debt-free basis, subject to a normalized working capital level. The letter of intent requested an exclusivity period of 60 days and based its valuation on certain assumptions that had not yet been validated through additional due diligence. Nomura relayed this information and Majesco’s letter of intent to the Company.
On August 2, 2019, following direction from the Company’s board of directors, a representative of Nomura contacted a representative of Needham to provide feedback on the August 1, 2019 letter of intent. The representative of Nomura conveyed to the representative of Needham that the Company’s board of directors was not prepared at that time to grant exclusivity to Majesco, but encouraged Majesco to conduct additional due diligence before granting exclusivity.
During the week of August 5, 2019, the Company provided responses to Majesco’s additional due diligence requests including providing the Company’s draft Quarterly Report on Form 10-Q for the second quarter of 2019.
On August 13, 2019, senior management team members from both the Company and Majesco, together with representatives from Nomura and Needham, met at the Company’s headquarters in Eddystone, PA. The Company provided an update on its customers, specific details on its employees, a review of the Company’s second quarter 2019 results and an outlook for the rest of 2019.
On August 14, 2019, the Company’s board of directors held a meeting to discuss the August 1, 2019 letter of intent from Majesco and evaluate the reduced enterprise valuation of  $12 million set forth in Majesco’s letter. After discussion of the terms and valuation proposed by Majesco for a potential transaction, the Company’s board of directors authorized management to enter into a non-binding letter of intent with Majesco on the basis of the August 1, 2019 draft so long as certain changes were made, including the reduction of the proposed exclusivity period and the removal of valuation assumptions.
On the evening of August 14, 2019, Needham reaffirmed Majesco’s intent to acquire the Company for an enterprise value of  $12 million and its willingness to consider a period of exclusivity shorter than 60 days. Needham requested that the Company provide written comments to Majesco’s previously submitted letter of intent of August 1, 2019.
From August 14, 2019 through August 19, 2019, the Company and Morgan Lewis drafted a revised version of the letter of intent, and on August 19, 2019, at the direction of the Company’s board of directors, a representative of Nomura sent to a representative of Needham the Company’s markup of the letter of intent. The revised letter of intent removed the concept of a normalized level of working capital from the definition of purchase price, asked for clarity on the key assumptions that were used as a basis for the enterprise valuation and shortened the exclusivity period from sixty days to forty-five days.
On August 20, 2019, a representative of Needham sent to a representative of Nomura Majesco’s revised letter of intent, which Nomura forwarded to the Company’s board of directors and management. The revised letter of intent provided further clarity on the key assumptions that were used as a basis for the enterprise valuation and also agreed to the forty-five day exclusivity period, but added a provision to extend such exclusivity period for successive seven day periods so long as the two parties continued to act in good faith and make progress toward the execution of definitive agreements for the transaction.
On August 21, 2019, the Company’s board of directors authorized the Company to proceed and Majesco and the Company executed the letter of intent.

On August 26, 2019, representatives of the Company, Majesco, Nomura, Needham, Morgan Lewis, and Sheppard, Mullin, Richter & Hampton LLP (“Sheppard Mullin”), as legal counsel to Majesco, had an all-hands call to discuss the transaction and anticipated timeline. Representatives of Morgan Lewis and Sheppard Mullin also had a call to discuss the transaction structure.
On September 11, 2019, representatives of Sheppard Mullin sent an initial draft of the Merger Agreement to representatives of Morgan Lewis.
For the remainder of September 2019 and into October 2019, representatives of Sheppard Mullin and Morgan Lewis continued to negotiate and exchange drafts of the Merger Agreement, coordinate on Majesco’s supplemental due diligence requests and hold calls to discuss the Merger Agreement and the due diligence process.
Upon receiving revised drafts of the Merger Agreement from Sheppard Mullin, Morgan Lewis prepared and shared with Mr. Verdi detailed issues lists presenting the material issues raised by Sheppard Mullin’s drafts of the Merger Agreement. Morgan Lewis and Mr. Verdi had calls to discuss these issues.
Throughout the rest of August, September and into October, representatives of the Company, Majesco, Nomura and Needham conducted several in-person and telephonic meetings to complete confirmatory due diligence, and representatives of Sheppard Mullin and Morgan Lewis conducted several telephonic meetings to negotiate terms of the definitive agreements for the transaction and certain employment matters.
On October 2, 2019, the board of directors held a telephonic meeting, at which representatives of Morgan Lewis and Nomura were present by invitation of the board of directors. At this meeting, the board of directors discussed the status of the following: (i) the Merger Agreement, (ii) Majesco’s due diligence investigation, and (iii) Mr. Verdi’s employment agreement with Majesco. At the meeting, Morgan Lewis reviewed with the board of directors a detailed summary chart of the material issues raised by the current draft of the Merger Agreement with respect to Majesco’s proposed acquisition of the Company. After discussion, the board of directors provided direction on the key issues raised by Morgan Lewis and instructed Morgan Lewis to prepare a revised draft of the Merger Agreement for submission to Sheppard Mullin.
On October 3, 2019, a representative of Needham contacted a representative of Nomura to inform them Majesco would require a portion of the purchase price to be placed in escrow in order to protect against certain potential liabilities that could arise in conjunction with Majesco being required to perform certain obligations post-close in order to remain compliant with certain customer contracts.
On October 4, 2019, at the direction of the Company, a representative of Nomura contacted a representative of Needham to ask for further clarity on the specific mechanisms around the escrow as well to discuss putting together a draft of the Closing Merger Certificate, which would detail the net merger consideration payable to the Company’s shareholders. At this time, it was agreed that the Company would provide the first draft of the Closing Merger Certificate.
On October 7, 2019, at the direction of the Company, a representative of Nomura sent to a representative of Needham the framework for the Closing Merger Certificate including proposing specific items that would be included in the definitions of cash, indebtedness and transaction expenses.
On October 10, 2019, a representative of Needham sent to a representative of Nomura further details on the proposed escrow as well as comments to the proposed definitions of indebtedness and transaction expenses as used in the draft Closing Merger Certificate.
On October 16, 2019, at the direction of the Company, a representative of Nomura spoke with a representative of Needham to offer a counter proposal on the proposed escrow and definitions of indebtedness and transaction expenses and representatives of the Company, Majesco, Nomura, Needham, Morgan Lewis and Sheppard Mullin had an all-hands call to discuss the signing checklist.
On October 17, 2019, a representative of Needham spoke with a representative of Nomura to offer a further counter proposal on the proposed escrow and definitions of indebtedness and transaction expenses. Nomura relayed this information to the Company board of directors and representatives of Morgan Lewis.

On October 18, 2019, at the direction of the Company’s board of directors, a representative of Nomura spoke with a representative of Needham confirming the Company’s board of directors of Directors had agreed to the latest economic proposal and that all material economic matters had been finalized.
Throughout October 2019, Morgan Lewis and Sheppard Mullin continued to negotiate the Merger Agreement and exchange drafts of the Merger Agreement and the disclosure schedules, hold regular calls to discuss the signing checklist and discuss key transaction matters including finalization of due diligence, the voting agreements and other related items, and multiple calls were held with and among the Company’s and Majesco’s management, financial advisors and legal advisors to make progress on due diligence and negotiations of the terms of the transaction.
On October 29, 2019, Mr. Ossie informed Mr. Verdi that it would need to pause the merger discussions while Majesco and Sheppard Mullin finalized review of a matter identified in due diligence.
From October 30, 2019 through November 14, 2019, Mr. Ossie and Mr. Verdi spoke regularly and Mr. Verdi provided updates and answered any follow-up questions from Majesco or Sheppard Mullin regarding the diligence matter.
On November 14, 2019, Majesco sent a letter to the Company notifying the Company that Majesco was not moving forward with the transaction until all issues with respect to the diligence matter were fully resolved.
On November 15, 2019, the Company sent a letter to Majesco notifying Majesco that the exclusivity period included in the August 21, 2019 letter of intent had expired.
In mid-December, 2019, representatives of Nomura received verbal indications of interest from a representative of a financial sponsor, which we refer to as Financial Sponsor C, and from an advisor to an information technology services company, which we refer to as Company B.
On December 31, 2019, Financial Sponsor C executed a non-disclosure agreement with the Company, and throughout the month of January 2020, representatives of Nomura coordinated with the Company to respond to Financial Sponsor C’s high priority due diligence questions.
On January 8, 2020, representatives of Majesco and Needham (via phone) met with representatives of the Company in Eddystone, PA. At that meeting, representatives of the Company provided a detailed update on the diligence matter.
From January 8, 2020 through January 14, 2020, representatives of Majesco, Needham, Sheppard Mullin, the Company and Morgan Lewis corresponded telephonically and via email regarding updates, follow-up questions and additional documentation related to diligence and resolved the diligence matter.
On January 10, 2020, Company B and the Company entered into a non-disclosure agreement.
On January 13, 2020, a representative of Company B submitted a list of due diligence questions to Nomura and discussed the situation with Nomura over the telephone call.
On January 15, 2020, representatives of Morgan Lewis and Sheppard Mullin held a call to discuss Majesco’s reengagement in the transaction process and the outstanding items necessary for signing the Merger Agreement.
From January 15, 2019 through January 19, 2019, Morgan Lewis, Sheppard Mullin and Mr. Verdi held calls and exchanged emails regarding due diligence matters.
On January 17, 2020, at the direction of Mr. Verdi, representatives of Nomura separately contacted a representative of Financial Sponsor C and an advisor to Company B, to inform each of them that there was another potential buyer further along in the process and urging each to submit a letter of intent on an expedited timeline.
On January 19, 2020, representatives of Morgan Lewis sent a revised draft of the Merger Agreement to representatives of Sheppard Mullin.

On January 21, 2020, representatives of the Company, Majesco, Nomura, Needham, Morgan Lewis and Sheppard Mullin began holding daily all-hands calls to discuss the signing checklist and outstanding items required for signing the Merger Agreement.
On January 22, 2020, representatives of Sheppard Mullin sent to representatives of Morgan Lewis a revised draft of the Merger Agreement. The economic matters remained the same except for the request for the Company to purchase, at its cost, an E&O/Cyber insurance tail policy.
On January 22, 2020, Financial Sponsor C notified representatives of Nomura that it would be willing to submit a bid for the Company in a low seven-figure amount. At the direction of the Company’s Chief Executive Officer, Nomura informed Financial Sponsor C that the Company would not be interested in pursuing a transaction at that valuation. Financial Sponsor C subsequently suspended its involvement in the process.
On January 22, 2020, Nomura provided an information package with responses to Company B’s diligence requests. At this time, Company B indicated that it was not able to meet the Company’s request to submit a letter of intent based on the expedited timeline. Company B did not make a bid by January 30, 2020.
On January 28, 2020, at the direction of the Company, representatives of Morgan Lewis sent an updated draft of the Disclosure Schedules to representatives of Sheppard Mullin and representatives of Nomura sent an updated Merger Consideration Certificate to a representative of Needham.
On January 28, 2020, the Company’s board of directors held a meeting. Representatives of Morgan Lewis and Nomura were present at the invitation of the board of directors. At the meeting, Morgan Lewis reviewed a memorandum regarding the fiduciary duties of a member of the board directors of a Delaware corporation in a sale transaction context, which had been previously distributed to the Company’s board of directors. Morgan Lewis also reviewed with the directors the current terms of the proposed Merger Agreement, the form of which had been previously distributed to the Company’s board of directors, and confirmed that no material modifications or additions had been made to the draft reviewed in detail during the October 2, 2019 meeting. Nomura reviewed with the directors its financial analysis of the proposed enterprise value, which had previously been distributed to the Company’s board of directors. After discussion with representatives of Morgan Lewis and Nomura, the Company’s board of directors continued to discuss the potential transaction with Majesco and the reasons that the board of directors believed the proposed transaction with Majesco was advisable, fair to, and in the best interests of the Company and its stockholders. Mr. Verdi concluded the meeting by discussing the timing and action items for the remainder of the week, including the need to reconvene the board of directors to pass resolutions authorizing entry into the Merger Agreement and for Nomura to deliver their fairness opinion. The board of directors agreed to schedule a meeting in the evening of January 30, 2020.
On January 29, 2020, representatives of Morgan Lewis sent to Sheppard Mullin proposed final drafts of the Merger Agreement and Disclosure Schedules.
Also on January 30, 2020, the Company’s board of directors met to consider the Merger Agreement. Morgan Lewis confirmed that the Merger Agreement and other transaction documents had been finalized that no material modifications or additions had been made to the draft reviewed in detail during the January 28, 2020 meeting of the board of directors. At the request of the Company’s board of directors, Nomura provided its financial analysis of the $12 million enterprise value set forth in the Merger Agreement, and then delivered its oral opinion to the Company’s board of directors, which opinion was subsequently confirmed in writing, to the effect that, as of January 30, 2020, and based upon and subject to the various assumptions, qualifications, matters considered and limitations described to the board of directors and set forth in its written opinion, the $12 million enterprise value set forth in the Merger Agreement is fair, from a financial point of view, to the Company. Morgan Lewis then reviewed the proposed resolutions to be adopted by the board of directors, respectively, copies of which had been previously distributed to the board in connection with this meeting. At the conclusion of such meeting, the board of directors, taking into account all of the foregoing and its previous meetings and presentations, unanimously (i) approved the Merger Agreement and the consummation of the Merger upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the terms of the Merger Agreement and the Merger and the other transactions contemplated thereby are fair to, and in the best interest of, the Company and its stockholders, (iii) directed that the Merger Agreement be submitted to the stockholders of the Company at the Company Stockholder Meeting for adoption and (iv) recommended that the Company’s stockholders adopt the Merger Agreement.
On January 30, 2020, representatives of the Company, Majesco, Nomura, Needham, Morgan Lewis and Sheppard Mullin held a call to confirm the Merger Agreement and related transaction documents had been finalized and to confirm release of Majesco’s and the Company’s release of the signatures to enter into the Merger Agreement.
On January 30, 2020, Majesco released a press release announcing its entry into the Merger Agreement with the Company.
On January 31, 2020, the Company filed a Current Report on Form 8-K, disclosing its entry into the Merger Agreement.
Reasons for the Merger and Recommendation of the Board of Directors
Reasons for the Merger
In evaluating the Merger Agreement and the other transactions contemplated by the Merger Agreement, our board of directors consulted with legal and financial advisors. In reaching its determination that the Merger Agreement and the transactions contemplated by the Merger Agreement, are fair, advisable and in the best interest of the Company and our stockholders, our board of directors considered a number of factors, including the following material factors which our board of directors viewed as supporting its decision to adopt and approve the Merger Agreement, and the other transactions contemplated by the Merger Agreement and for our board of directors to recommend approval of the Merger Proposal to our stockholders:
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that the form of consideration to be paid to stockholders in the Merger is cash, which will provide certainty of value and liquidity to stockholders compared to stock or other forms of consideration;

•
the fact that the Merger Consideration is a fixed cash amount and will not be adjusted for any change in the value of shares of our Common Stock, which limits the impact of external factors on the Merger;

•
the belief that due to the exhaustive sale process undertaken by the Company and its financial advisors the Merger is more favorable to our stockholders than other strategic alternatives available to us, including acquisition by a different buyer;

•
the availability of appraisal rights under the DGCL to holders of the Company’s stock who comply with the required procedures under the DGCL, which allow such holders to seek appraisal of the fair value of their shares of the Company’s capital stock as determined by the Delaware Court of Chancery;

•
the financial presentation of Nomura and its oral opinion, subsequently confirmed by delivery of its written opinion dated January 30, 2020 (attached to this proxy statement as Annex B) that, as of that date, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Nomura, as described to the board of directors and set forth in its written opinion, the Enterprise Value was fair, from a financial point of view, to the Company (see “Opinion of Our Financial Advisor” below);

•
the expectation that the Merger with Parent would be a more time- and cost-effective means to access capital for InsPro than other options considered by our board of directors, including additional financings or public offerings;

•
the terms and conditions of the Merger Agreement, which were reviewed by the board of directors with financial and legal advisors, and the fact that such terms were the product of arms’ length negotiations between the parties;

•
the fact that the termination fee payable by us under the Merger Agreement was viewed, after consultation with the Company’s legal and financial advisors, as reasonable and not likely to preclude another party from making a competing acquisition proposal;

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the customary conditions to the parties’ obligations to complete the Merger, and the fact that the terms and conditions of the Merger Agreement minimize, to the extent reasonably practical, the risk that a condition to closing would not be satisfied;

•
the high probability that the Merger would be completed based on, among other things, the lack of a financing condition and no requirement for Parent’s stockholder approval;

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the voting agreements, pursuant to which certain significant stockholders of the Company have agreed to vote all of their shares of Common Stock and/or Preferred Stock in favor of the adoption or approval, respectively, of the Merger Agreement;

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our ability to seek specific performance under certain circumstances of the Merger Agreement to complete the Merger;

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the board of director’s familiarity with the Company’s business, operations, financial condition, earnings and prospects, as well as the board of director’s knowledge of the environment in which we operate, including economic and market conditions;

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the Company’s revenue trends and negative cash flow;

•
the Company’s inadequate capital and need for more capital in the future to support its operations, growth and investment in technology, including updating the security profile of the software and hardware, which in our board of directors’ view would not be available;

•
the importance of scale and financial resources to compete effectively in the markets in which the Company operates; and

•
intense competition in the markets in which the Company operates.

Our board of directors also considered a number of uncertainties and risks in its deliberations concerning the Merger and the other transactions contemplated by the Merger Agreement, including the following:
•
the risk that a different strategic alternative could prove to be more beneficial to Company stockholders than the Merger with Parent;

•
the fact that the Merger would preclude our stockholders from having the opportunity to participate in the future performance of our assets, future potential earnings growth, future potential appreciation of the value of our Common Stock or future dividends that could be realized depending on the Company’s future performance;

•
the possibility that the Merger might not be completed and the potential adverse effect of the public announcement of the Merger on the reputation of InsPro and the ability of InsPro to obtain financing in the future in the event the Merger is not completed;

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the restrictions on the conduct of our business prior to the completion of the Merger, which could delay or prevent us from undertaking business opportunities that may arise pending completion of the Merger;

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the fact that the terms of the Merger Agreement place limitations on our ability to initiate, solicit, knowingly encourage or facilitate any inquiries or the making of any proposal, offer or other action that constitutes an Acquisition Proposal (as defined below);

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the termination fee of  $720,000, payable by InsPro to Parent upon the occurrence of certain events, and the potential effect of such termination fee in deterring other potential acquirers from proposing an alternative transaction that may be more advantageous to InsPro’s stockholders;

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the risk that the Merger might not be consummated in a timely manner or at all;

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the fact that an all cash Merger would be a taxable event in which U.S. stockholders may recognize gain or loss for U.S. federal income tax purposes;

•
the expenses to be incurred in connection with the Merger; and

•
the fact that the representations and warranties in the Merger Agreement do not survive the closing of the Merger and the potential risk of liabilities that may arise post-closing.

Recommendation of the Board of Directors
Our board of directors, by the unanimous vote of all of its members, has approved and adopted the Merger Agreement and approved the Merger, determined that the Merger Agreement and the terms and conditions of the Merger are fair to, advisable and in the best interests of InsPro and its stockholders, directed that the adoption of the Merger Agreement be submitted to InsPro’s stockholders for consideration and recommended that all of the InsPro stockholders adopt the Merger Agreement. The members of our board of directors unanimously recommend that you vote “FOR” the adoption of the Merger Agreement and, if necessary, “FOR” the proposal to adjourn the Special Meeting to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the Merger Agreement at the time of the Special Meeting.
In considering the recommendation of our board of directors with respect to the Merger Agreement, you should be aware that certain directors and executive officers of InsPro have interests with respect to the Merger that are in addition to or different than their interests as stockholders of InsPro generally. See “The Merger — Interests of Our Directors and Executive Officers in the Merger” beginning on page 35 of this document.
Opinion of Our Financial Advisor
InsPro engaged Nomura as its exclusive financial advisor in connection with the Merger. As part of this engagement, on January 30, 2020, Nomura rendered its oral opinion, subsequently confirmed in writing by delivery of a written opinion, dated January 30, 2020, to the InsPro board of directors to the effect that, as of that date and based on and subject to various assumptions, qualifications, matters considered and limitations described in the opinion, the Enterprise Value for InsPro was fair, from a financial point of view, to InsPro. The full text of Nomura’s written opinion, dated January 30, 2020, is attached as Annex B to this proxy statement and sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Nomura in connection with its opinion.
Nomura’s opinion was provided for the benefit of the InsPro board of directors, in its capacity as such, in connection with, and for the purposes of, its evaluation of the Merger. Nomura’s opinion addressed only the fairness to the Company, from a financial point of view and as of the date of such opinion, of the Enterprise Value and did not address any other aspect of the Merger. Nomura’s opinion did not address the relative merits of the Merger as compared to other business strategies or transactions that might be available with respect to InsPro or InsPro’s underlying business decision to effect the Merger. Nomura’s opinion does not constitute a recommendation to any InsPro stockholder as to how such InsPro stockholder should vote or act with respect to the Merger or any other matter.
In arriving at its opinion, Nomura, among other things:
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reviewed certain publicly available business and financial information relating to InsPro;

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reviewed certain internal financial information and other data relating to the businesses and financial prospects of InsPro that were provided to Nomura by the management of InsPro and not publicly available, including financial forecasts and estimates prepared by management of InsPro;

•
conducted discussions with members of the senior management of InsPro concerning the business and financial prospects of InsPro;

•
performed a discounted cash flow analysis of InsPro in which Nomura analyzed the future cash flows of InsPro using financial forecasts and estimates prepared by the management of InsPro;

•
reviewed publicly available financial and stock market data with respect to certain other companies that Nomura believed to be generally relevant;

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compared the financial terms of the Merger with the publicly available financial terms of certain other transactions that Nomura believed to be generally relevant;

•
reviewed a draft, dated as of January 29, 2020, of the Merger Agreement; and

•
conducted such other financial studies, analyses and investigations, and considered such other information, as Nomura deemed necessary or appropriate.

In connection with its review, with the consent of the InsPro board of directors, Nomura did not independently verify, nor did it assume any responsibility for independent verification of, any of the information provided to or reviewed by it for the purpose of its opinion and, with the consent of the InsPro board of directors, Nomura relied on such information being complete and accurate in all material respects. In addition, with the consent of the InsPro board of directors, Nomura did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of InsPro, nor was Nomura furnished with any such evaluation or appraisal. Nomura also did not evaluate, and did not express an opinion as to the impact of the Merger on, the solvency, viability or fair value of InsPro or Majesco under any state or federal law relating to bankruptcy, insolvency or similar matters or the ability of InsPro or Majesco to pay its obligations when they become due. With respect to the financial forecasts and estimates referred to above, Nomura assumed, at the direction of the InsPro board of directors, that they had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of InsPro as to the future financial performance of InsPro. Nomura assumed no responsibility for and expressed no view as to any of the forecasts or estimates or the assumption on which they were based. Nomura expressed no opinion regarding the fairness of the amount or nature of the compensation to any of InsPro’s officers, directors or employees, or class of such persons, whether relative to the consideration payable to any InsPro stockholder, the Enterprise Value or otherwise. Nomura’s opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to Nomura as of, the date of its opinion. It should be understood that subsequent developments may affect Nomura’s opinion, and Nomura does not have any obligation to update, revise or reaffirm its opinion.
Although Nomura’s opinion was approved by its Fairness Opinion Committee, Nomura’s opinion does not address the relative merits of the Merger as compared to other business strategies or transactions that might be available to InsPro or InsPro’s underlying business decision to effect the Merger. Nomura’s opinion does not constitute a recommendation to any InsPro stockholder as to how such InsPro stockholder should vote or act with respect to the Merger. Nomura’s opinion did not address the terms of the Merger Agreement, the form of the Merger, the consideration payable pursuant to the Merger Agreement to InsPro stockholders, the allocation of the Merger Consideration among InsPro’s stockholders, or the adjustments resulting in the closing Merger Consideration set forth in the Merger Agreement. Nomura expressed no opinion as to the prices at which InsPro’s shares will trade at any time. In rendering its opinion, Nomura assumed, with the consent of the InsPro board of directors, that (i) the final executed form of the Merger Agreement would not differ in any material respect from the draft that Nomura reviewed, (ii) InsPro, Majesco and Merger Sub would comply with all material terms of the Merger Agreement, and (iii) the Merger would be consummated in accordance with the terms of the Merger Agreement without any adverse waiver or amendment of any material term or condition thereof. Nomura also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger would be obtained without any adverse effect on InsPro, Majesco or the expected benefits of the Merger in any way meaningful to Nomura’s analysis. Nomura did not express any opinion as to any tax or other consequences that might result from the Merger, nor did Nomura’s opinion address any legal, regulatory, tax or accounting issued and relied on the assessments made by InsPro and its advisors with respect to such issues.
Financial Analyses
In connection with rendering its opinion to the InsPro board of directors, Nomura performed a variety of financial and comparative analyses, which are summarized below. The following summary is not a complete description of all analyses performed and factors considered by Nomura in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. With respect to the selected companies analysis and the selected transactions analysis summarized below, no company or transaction used as a comparison was identical to InsPro or the Merger. These analyses necessarily involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or acquisition values of the companies concerned.
In arriving at its opinion, Nomura employed several analytical methodologies and no one method of analysis should be regarded as critical to the overall conclusion reached by Nomura. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusion reached by Nomura was based on all analyses and factors presented, taken as a whole, and also on application of Nomura’s experience and judgment. Such conclusion may have involved significant elements of subjective judgment and qualitative analysis and no opinion was given as to the value or merit standing alone of any one or more portions of such analyses or factors.
Nomura believes that its analyses and the summary below must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Nomura’s analyses and opinion. Nomura did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole.
In performing its analyses, Nomura considered industry factors, general business and economic conditions and other matters, many of which are beyond the control of InsPro. The estimates of the future performance of InsPro in or underlying Nomura’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by Nomura’s analyses. The analyses do not purport to be appraisals or to reflect the prices at which a company or business might actually be sold or acquired or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as Nomura’s view of the actual value of InsPro.
The Enterprise Value to be paid by Majesco pursuant to the Merger Agreement was determined through negotiations between InsPro and Majesco and was approved by the InsPro board of directors. The decision to enter into the Merger Agreement and any related agreements was solely that of the InsPro board of directors. Nomura’s opinion and analyses were only one of many factors considered by the InsPro board of directors in its evaluation of the Merger and should not be viewed as determinative of the views of the InsPro board of directors, management or any other party with respect to the Merger or related transactions or the consideration payable in the Merger or related transactions.
Set forth below is a summary of the material financial analyses provided by Nomura to the InsPro board of directors in connection with Nomura’s opinion, dated January 30, 2020.
The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Nomura, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Selecting portions of Nomura’s financial analyses or factors considered or focusing on the data set forth in the tables below without considering all analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Nomura’s financial analyses.
Selected Companies Analyses
Nomura reviewed and analyzed certain publicly available financial information, valuation multiples and market trading data relating to the following publicly traded companies with operations in the small-cap technology-enabled services industry, which is the industry in which InsPro operates:
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Atento SA

•
Alithya Group Inc. (Class A)

•
PRGX Global, Inc.

•
ServiceSource International, Inc.

•
Computer Task Group, Incorporated

•
WidePoint Corporation

•
Streamline Health Solutions, Inc.

Although none of the companies listed above are directly comparable to InsPro, the companies were selected by Nomura for this analysis because they are publicly traded companies with operations and/or other criteria, such as lines of business, markets and business risks, which Nomura considered relevant for purposes of analysis. Nomura reviewed total enterprise values (“TEV”) of these companies, calculated as market value, based on reported fully-diluted common shares outstanding and closing stock prices on January 29, 2020, plus debt outstanding, preferred equity, and minority interest, less cash, cash equivalents and investments in affiliates, as multiples of  (x) estimated 2020 and 2021 fiscal year forward earnings before interest, taxes, depreciation and amortization (“EBITDA”) and (y) estimated 2020 and 2021 fiscal year forward revenues. Nomura then applied a range of selected multiples of 2020 and 2021 EBITDA derived from the selected companies and InsPro’s forecast for fiscal years ending December 31, 2020 and December 31, 2021 adjusted EBITDA. Nomura also applied a range of selected multiples of 2020 and 2021 revenues derived from the selected companies and InsPro’s forecast for fiscal years ending December 31, 2020 and December 31, 2021 revenues. Financial data for InsPro were based on internal latest 12 months data and the projections prepared by InsPro’s management. Financial data for the selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information. In selecting the range of multiples set forth below, Nomura selected the median multiple for the selected companies and adjusted such amount by 20% in each direction.
The table below illustrates the representative ranges of multiples selected by Nomura based on the above analysis and the implied Enterprise Value ranges for InsPro:
	Selected Range of Trading Multiples	Implied Enterprise Value of InsPro
FY 2020E TEV / Revenue	0.56x – 0.84x	$9.1 million – $13.6 million
FY 2021E TEV / Revenue	0.55x – 0.82x	$8.5 million – $12.7 million
FY 2020E TEV / EBITDA	5.4x – 8.2x	$14.3 million – $21.5 million
FY 2021E TEV / EBITDA	4.6x – 6.8x	$7.4 million – $11.1 million
No company included in the selected company analysis is identical to InsPro. In evaluating the selected companies, Nomura made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters. Many of these matters are beyond the control of InsPro, such as the impact of competition on the business of InsPro and the industry in general, industry growth and the absence of any material adverse change in the financial condition and prospects of InsPro or the industry or in the financial markets in general. Mathematical analysis, such as determining the arithmetic mean or median, or the high or low, is not in itself a meaningful method of using selected company data.
Selected Transaction Analysis
Nomura reviewed and analyzed certain publicly available financial information relating to selected publicly announced merger and acquisition transactions in the small-cap technology-enabled services industry with enterprise values of less than $100 million. It was Nomura’s judgment that these transactions were most relevant, for comparative purposes, to the proposed acquisition of InsPro. In performing these analyses, Nomura analyzed certain financial information and transaction multiples relating to the target companies and compared such information to the corresponding information about InsPro.

Nomura reviewed the following transactions, although certain financial information was not available for all of these transactions:
Date Announced	Acquirer	Target
November 2019	Converge Technology Solutions Corp.	VSS Holdings, LLC
October 2019	Converge Technology Solutions Corp.	Datatrend Technologies, Inc.
January 2019	Converge Technology Solutions Corp.	Software Information Systems, LLC
December 2018	Converge Technology Solutions Corp.	Lighthouse Computer Services, Inc.
April 2018	Perficient, Inc.	Southport Services Group, LLC
March 2018	Aliythya Group Inc.	Edgewater Technology, Inc.
June 2017	HTC Global Services Inc.	Ciber Inc. (North America and India Operations)
June 2017	Perficient, Inc.	Clarity Consulting
October 2016	Pivot Technology Solutions, Ltd.	TeraMach Technologies Inc.
November 2015	AMERI Holdings Inc.	Bellsoft, Inc.
October 2015	CDI Corp.	Edgerock Technologies LLC
September 2015	Perficient, Inc.	Market Street Solutions, Inc.
June 2015	Kellton Tech Solutions Ltd.	ProSoft Technology Group Inc.
December 2014	Perficient, Inc.	Zeon Solutions Inc.
October 2014	Datalink Corporation	Bear Data Solutions, Inc.
August 2014	ePlus, Inc.	Granite Business Solutions, Inc.
February 2014	Perficient, Inc.	ForwardThink Group Inc.
October 2013	Perficient, Inc.	CoreMatrix Systems LLC
May 2013	Perficient, Inc.	TriTek Solutions, Inc.
For each of the transactions for which information was publicly available, Nomura calculated and compared the TEV of the target company as a multiple of the target company’s revenue for the twelve months prior to the date that the relevant transaction was announced. Based on the analysis of such metric for the transactions noted above, Nomura selected the median multiple for the selected companies which was 0.48x, and adjusted such amount by 20% in each direction, resulting in a representative range of multiples of the transactions of 0.38x to 0.57x, and applied this range of multiples to InsPro’s reported full year 2019 revenue ended on December 31, 2019. This analysis indicated implied enterprise value range of  $5.7 million to $8.5 million.
No company or transaction utilized in the selected transactions analysis is identical to InsPro or the Merger. In evaluating the selected transactions, Nomura made judgments and assumptions with regard to general business, market and financial conditions and other matters, many of which are beyond the control of InsPro, such as the impact of competition on the business of InsPro or the industry generally, industry growth and the absence of any adverse material change in the financial condition of InsPro or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value of the transactions to which they are being compared, mathematical analysis, such as determining the arithmetic mean or median, or the high or low, is not in itself a meaningful method of using selected company data.

Discounted Cash Flow Analyses
Nomura performed a discounted cash flow analysis of InsPro to calculate the estimated present values of the unlevered free cash flows that InsPro was forecasted to generate during the period from December 31, 2019 to December 31, 2024 based on the financial projections prepared by InsPro’s management. Nomura discounted the unlevered free cash flow to present value as of December 31, 2019 using a selected discount rate range of 9.9% to 11.9% based on Nomura’s estimation of InsPro’s then current weighted average cost of capital. Nomura calculated a terminal value for InsPro as of December 31, 2024 using a Terminal Revenue Method of calculation. For purposes of this calculation, Nomura used an exit multiple of 0.55x to 0.75x to calculate terminal value for InsPro. Nomura then discounted the terminal value using its selected discount rate range of 9.9% to 11.9%. Nomura then calculated the implied enterprise value of InsPro by adding the present value of the adjusted unlevered free cash flows and the terminal value. This analysis indicated the following implied enterprise value ranges for InsPro of  $8.8 million and $11.6 million.
Miscellaneous
Nomura’s opinion and its presentation to the InsPro board of directors was one of many factors taken into consideration by the InsPro board of directors in deciding to approve the Merger Agreement. Consequently, the analyses described above should not be viewed as determinative of the view of the InsPro board of directors with respect to InsPro’s Enterprise Value or of whether the InsPro board of directors would have been willing to agree to different terms in the Merger. The Enterprise Value and other terms of the Merger were determined through arm’s-length negotiations between InsPro and Majesco and were approved by the InsPro board of directors. Nomura did not recommend any specific Enterprise Value to InsPro.
Under the terms of Nomura’s engagement, InsPro has agreed to pay Nomura for its financial advisory services in connection with the Merger an aggregate fee of  $1,500,000, of which $500,000 was payable upon issuance of Nomura’s opinion, and the balance of which is contingent upon consummation of the Merger. In addition, InsPro has agreed to reimburse Nomura’s expenses and to indemnify Nomura and related parties against certain liabilities arising out of Nomura’s engagement.
Nomura and its affiliates are engaged in financial services, including, without limitation, investment banking, financial advisory, corporate finance, retail banking, securities and derivatives trading, asset finance, merchant banking and asset management. In the ordinary course of business, Nomura, its successors and affiliates may hold or trade, for their own accounts and the accounts of their customers, the equity, debt or other securities or financial instruments (including bank loans and other obligations) of InsPro or Majesco or their respective subsidiaries or any currency or commodity that may be involved in the Merger and, accordingly, may at any time hold a long or short position in such securities, instruments, currencies or commodities (or in related derivatives).
Nomura, as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with transactions including mergers and acquisitions, leveraged buyouts, corporate restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, valuations for corporate and other purposes, and other transactions. In the ordinary course of business, Nomura and/or certain of its affiliates may act as a market maker and broker in the publicly traded securities of InsPro and/or other entities involved in the Merger or their respective affiliates and receive customary compensation in connection therewith. During the two years preceding the date of its opinion, Nomura and its affiliates did not provide investment banking and other financial services to InsPro unrelated to the Merger, for which Nomura and its affiliates received compensation. Majesco has previously engaged Nomura to provide investment banking or other financial services in connection with a transaction unrelated to the Merger that did not result in a definitive agreement, for which Nomura did not receive compensation from Majesco. Nomura and its affiliates may in the future provide further investment banking and other financial services to InsPro or Majesco for which Nomura and its affiliates may receive compensation.
The InsPro board of directors selected Nomura as its exclusive financial advisor in connection with the Merger because Nomura is an internationally recognized investment banking firm with substantial experience in similar transactions and because of Nomura’s familiarity with InsPro and its business.

Financing of the Merger
Parent intends to fund the payment of the aggregate Merger Consideration with cash on hand. The Merger is not subject to a financing condition.
Voting Agreements
In connection with the execution of the Merger Agreement, The Co-Investment Fund II, L.P. and Independence Blue Cross, executed a voting agreement with Parent relating to the shares of Common Stock and/or Preferred Stock owned by them. Following the conversion by The Co-Investment Fund II, L.P. on January 30, 2020 of 900,000 shares of Series A Preferred Stock into 18,000,000 shares of Common Stock, as of the record date for the Special Meeting, these stockholders beneficially owned an aggregate of:
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30,646,874 shares of our Common Stock, which represents in the aggregate approximately [    ]% of our outstanding Common Stock on the record date for the Special Meeting;

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350,000 shares of our Series A Preferred Stock, which represents in the aggregate approximately [    ]% of our outstanding Series A Preferred Stock on the record date for the Special Meeting;

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4,327,186 shares of our Series B Preferred Stock, which represents in the aggregate approximately [    ]% of our outstanding Series B Preferred Stock on the record date for the Special Meeting; and

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1,000,000 shares of our Series C Preferred Stock, which represents in the aggregate approximately [    ]% of our outstanding Series C Preferred Stock on the record date for the Special Meeting.

The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by individuals party to the voting agreements with Parent represent in the aggregate approximately [    ]% of our outstanding Preferred Stock on the record date for the Special Meeting.
Under the voting agreements, these stockholders agreed to vote their Shares (including any newly acquired Shares):
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in favor of the adoption of the Merger Agreement and the consummation of the Merger and the other transactions contemplated under the Merger Agreement; and

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against (i) any Acquisition Proposal or any action which is a component of any Acquisition Proposal, (ii) the adoption of any transaction agreement related to an Acquisition Proposal and (iii) any other action that would in any manner (A) prevent, impede, frustrate or nullify any provision of the Merger Agreement, (B) amend the Company’s Certificate of Incorporation or By-laws or change the voting rights of any class of capital stock of the Company or (C) otherwise interfere with or delay the Merger or the other transactions contemplated by the Merger Agreement.

However, in the event of a recommendation change by our board of directors related to a Superior Proposal (as defined below), these stockholders are only required to vote Shares representing not less than 33% of each of the Company’s outstanding Common Stock and Preferred Stock, in each case, in the same manner as described above.
In addition, these stockholders have agreed not to (i) subject to certain exceptions, transfer their Shares of the Company’s Common Stock and/or Preferred Stock, as applicable, and (ii) solicit alternative transactions or enter into discussions concerning, or provide confidential information in connection with, any alternative transaction. These stockholders have also waived any appraisal rights that such stockholders may have been entitled to under Section 262 of the Delaware General Corporation Law.
The voting agreements terminate upon the earlier of  (i) the consummation of the Merger or (ii) the date of termination of the Merger Agreement in accordance with its terms.
Interests of Our Directors and Executive Officers in the Merger
In considering the recommendation of our board of directors in favor of the Merger, you should be aware that there are provisions in the Merger Agreement and other arrangements that will result in certain benefits to our directors and executive officers, but not to stockholders generally.

These interests include:
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ownership of shares of Series C Preferred Stock and Series B Preferred Stock, which will receive Merger Consideration, by the following of our directors and executive officers:

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Edmond Walters, a member of our board of directors, directly owns 166,666 shares of Series B Preferred Stock.

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ownership of shares of Series C Preferred Stock and Series B Preferred Stock, which will receive Merger Consideration, by the following affiliates of our directors:

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The Co-Investment Fund II, L.P., which owns 1,827,186 shares of our Series B Preferred Stock and 1,000,000 shares of our Series C Preferred Stock. The Co-Investment Fund II, L.P. is a designee of Cross Atlantic Capital Partners, Inc., of which Frederick Tecce is the managing director and of which Donald R. Caldwell is managing partner. Mr. Caldwell is also a shareholder, director and officer of Co-Invest II Capital Partners, Inc., which is the general partner of Co-Invest Management II, L.P., which is the general partner of The Co-Investment Fund II, L.P.

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Azeez Investors, LLC, which owns 283,333 shares of our Series B Preferred Stock. Michael Azeez is a managing member of Azeez Investors, LLC.

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Azeez Enterprises, LP, which owns 150,000 shares of our Series B Preferred Stock and 75,000 shares of our Series C Preferred Stock. Michael Azeez is a managing member of Azeez Enterprises, LP.

All Shares other than Series C Preferred Stock and Series B Preferred Stock will be cancelled or terminated without consideration in accordance with the terms of the Merger Agreement.
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with respect to our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, Anthony Verdi, the right to receive severance compensation pursuant to the terms of Section 7(e) of the Amended and Restated Employment Agreement by and between the Company and Anthony Verdi dated November 27, 2007, as amended, which includes the following compensation, to be paid to Mr. Verdi in a lump sum payment amount equal to $588,900 within 30 days following the closing of the Merger, provided that if such 30-day period following closing spans two calendar years, payment of Mr. Verdi’s severance will be in the second calendar year:

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$570,000 (representing 18 months of Mr. Verdi’s base salary);

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$18,000 (representing 18 months of Mr. Verdi’s car allowance); and

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$900 (representing 18 months of Mr. Verdi’s cellphone allowance).

Indemnification of Directors and Executive Officers and Insurance
The Merger Agreement provides that from and after the effective time of the Merger, the Parent will assume, and will cause the surviving corporation to fulfill and honor in all respects, all obligations of InsPro under any indemnification agreements with our former and current directors and officers and any indemnification provisions in our certificate of incorporation or bylaws as in effect as of the date of the Merger Agreement. The Merger Agreement further provides that for a period of six years following the completion of the Merger, the surviving corporation in the Merger will maintain in effect our existing directors’ and officers’ liability insurance or provide substitute directors’ and officers’ liability insurance (including, if purchased, a “tail” insurance policy) with comparable terms and conditions, which insurance shall cover those persons who were, as of the date of the Merger Agreement, covered by our directors’ and officers’ liability insurance policy. In addition, InsPro is required to purchase at its cost a tail policy providing substantially the same coverage and amounts and containing comparable terms and conditions as the current policies of directors’ and officers’ and fiduciary liability insurance maintained by us covering the six-year period.
Appraisal Rights
If the Merger is completed, holders of Common Stock will be entitled to appraisal rights under Section 262 of the Delaware General Corporation Law, provided that they comply with the conditions established by Section 262.

The discussion below is not a complete summary regarding your appraisal rights under Delaware law and is qualified in its entirety by reference to the text of the relevant provisions of Delaware law, which are attached to this proxy statement as Annex D. Stockholders intending to exercise appraisal rights should carefully review Annex D. Failure to follow precisely any of the statutory procedures set forth in Annex D may result in a termination or waiver of these rights.
A record holder of shares of Common Stock who makes the demand described below with respect to such Shares, who continuously is the record holder of such Shares through the completion of the Merger, who otherwise complies with the statutory requirements of Section 262 and who neither votes in favor of the adoption of the Merger Agreement nor consents thereto in writing will be entitled to an appraisal by the Delaware Court of Chancery of the fair value of his or her shares of Common Stock. All references in this summary of appraisal rights to a “stockholder” or “holders of shares of Common Stock” are to the record holder or holders of shares of Common Stock. Except as set forth herein, stockholders of InsPro will not be entitled to appraisal rights in connection with the Merger.
Under Section 262, if a Merger is to be submitted for approval at a meeting of stockholders, such as the Special Meeting, then not less than 20 days prior to the meeting a constituent corporation must notify each of the holders of its stock for whom appraisal rights are available that such appraisal rights are available and include in each such notice a copy of Section 262. This proxy statement shall constitute such notice to the record holders of Common Stock.
Stockholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 262. Those conditions include the following:
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Stockholders electing to exercise appraisal rights must not vote “FOR” the adoption of the Merger Agreement. Also, because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted “FOR” the adoption of the Merger Agreement, if you vote by proxy and wish to exercise your appraisal rights, you must vote against the adoption of the Merger Agreement or abstain from voting your Shares.

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A written demand for appraisal of Shares must be filed with us before the taking of the vote on the Merger Agreement at the Special Meeting on March [   ], 2020. The written demand for appraisal should specify the stockholder’s name and mailing address, and that the stockholder is thereby demanding appraisal of his or her Common Stock. The written demand for appraisal of Shares is in addition to and separate from a vote against the adoption of the Merger Agreement or an abstention from such vote. Merely voting against the adoption of the Merger Agreement will not preserve your right of appraisal or constitute written demand for appraisal under Delaware law.

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A demand for appraisal should be executed by or for the stockholder of record, fully and correctly, as such stockholder’s name appears on the share certificate. If the Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the Shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand should be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record. However, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

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A stockholder who elects to exercise appraisal rights should mail or deliver his, her or its written demand to InsPro Technologies Corporation at 1510 Chester Pike, 400 Baldwin Tower, Eddystone, Pennsylvania, Attention: Assistant Secretary.

Within 10 days after the completion of the Merger, the surviving corporation must provide notice of the completion of the Merger to all of our stockholders who have complied with Section 262 and have not voted for the adoption of the Merger Agreement.
Within 120 days after the completion of the Merger, either the surviving corporation or any stockholder who has complied with the required conditions of Section 262 may file a petition in the Delaware Court of

Chancery, with a copy served on the surviving corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the Shares of all dissenting stockholders. There is no present intent on the part of the surviving corporation to file an appraisal petition and stockholders seeking to exercise appraisal rights should not assume that the surviving corporation will file such a petition or that the surviving corporation will initiate any negotiations with respect to the fair value of such Shares. Accordingly, holders of Common Stock who desire to have their Shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262.
Within 120 days after the completion of the Merger, any stockholder who has satisfied the requirements of Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares of Common Stock not voted in favor of the adoption of the Merger Agreement and with respect to which demands for appraisal were received by InsPro or the surviving corporation and the number of holders of such Shares. Such statement must be mailed within ten days after the stockholders’ request has been received by the surviving corporation or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.
If a petition for an appraisal is timely filed, at the hearing on such petition, the Delaware Court of Chancery will determine which stockholders are entitled to appraisal rights. The Delaware Court of Chancery may require the stockholders who have demanded an appraisal for their Shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder. Where proceedings are not dismissed, the Delaware Court of Chancery will appraise the shares of Common Stock owned by such stockholders, determining the fair value of such Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.
Although we believe that the cash consideration payable in the Merger is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the consideration they would receive pursuant to the Merger Agreement. Moreover, we do not anticipate that the surviving corporation will offer more than the cash consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of Common Stock is less than the applicable per share Merger Consideration. In determining “fair value,” the Delaware Court of Chancery is required to take into account all relevant factors. The Delaware Supreme Court has stated that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “fair price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be exclusive of any element of value arising from the accomplishment or expectation of the Merger. The Delaware Supreme Court has stated that such exclusion is a narrow exclusion that does not encompass known elements of value, but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. The Delaware Supreme Court has construed Section 262 to mean that elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.
The cost of the appraisal proceeding may be determined by the Delaware Court of Chancery and taxed against the parties as the Delaware Court of Chancery deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. Each dissenting stockholder is responsible for his or her attorneys’ and expert witness expenses, although, upon application of a dissenting stockholder, the Delaware Court of Chancery may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all Shares entitled to appraisal.

Any stockholder who has duly demanded appraisal in compliance with Section 262 will not, after the completion of the Merger, be entitled to vote for any purpose any Shares subject to such demand or to receive payment of dividends or other distributions on such Shares, except for dividends or distributions payable to stockholders of record at a date prior to the completion of the Merger.
At any time within 60 days after the completion of the Merger, any stockholder will have the right to withdraw his, her or its demand for appraisal and to accept the applicable per share cash consideration offered in the Merger Agreement. After this period, a stockholder may withdraw his, her or its demand for appraisal and receive payment for his, her or its Shares as provided in the Merger Agreement only with the consent of the surviving corporation. If no petition for appraisal is filed with the court within 120 days after the completion of the Merger, the stockholders’ rights to appraisal (if available) will cease. Inasmuch as the surviving corporation will have no obligation to file such a petition, any stockholder who desires a petition to be filed is advised to file it on a timely basis. Any stockholder may withdraw such stockholder’s demand for appraisal by delivering to the surviving corporation a written withdrawal of his or her demand for appraisal and acceptance of the Merger Consideration, except (i) that any such attempt to withdraw made more than 60 days after the completion of the Merger will require written approval of the surviving corporation and (ii) that no appraisal proceeding in the Delaware Court of Chancery shall be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just.
Failure by any stockholder to comply fully with the procedures described above and set forth in Annex D to this proxy statement may result in termination of such stockholder’s appraisal rights. In view of the complexity of exercising your appraisal rights under Delaware law, if you are considering exercising these rights you should consult with your legal counsel.
Delisting and Deregistration of Our Common Stock
If the Merger is completed, our Common Stock will be delisted from the OTC Pink Market. Following the completion of the Merger, InsPro will no longer be a publicly-traded company and will be privately owned by Parent.
Material U.S. Federal Income Tax Consequences of the Merger
The following is a summary of the material U.S. federal income tax consequences of the Merger to certain holders of Series B Preferred Stock and Series C Preferred Stock of InsPro. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, administrative rulings by the Internal Revenue Service and court decisions now in effect. All of these authorities are subject to change, possibly with retroactive effect so as to result in tax consequences different from those described below. This summary does not address all of the U.S. federal income tax consequences that may be applicable to a particular holder of Shares. In addition, this summary does not address the U.S. federal income tax consequences of the Merger to holders of Shares who are subject to special treatment under U.S. federal income tax law, including, for example, banks and other financial institutions, insurance companies, tax-exempt investors, S corporations, holders that are properly classified as “partnerships” under the Code, dealers in securities, traders in securities who have elected to be taxed in the same manner as dealers, holders who hold their Shares as part of a hedge, straddle or conversion transaction, holders whose functional currency is not the U.S. dollar, holders who acquired Shares through the exercise of employee stock options or other compensatory arrangements, holders whose Shares constitute qualified small business stock within the meaning of Section 1202 of the Code, holders who are subject to the alternative minimum tax provisions of the Code and holders who do not hold their Shares as “capital assets” within the meaning of Section 1221 of the Code. This summary also does not address the U.S. federal income tax consequences to any holder of Shares who, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership or a foreign estate or trust and this summary does not address the tax consequences of the Merger under state, local or foreign tax laws. Stockholders should consult their individual tax advisors as to the particular tax consequences of the Merger to them, including the application and effect of any state, local, foreign or other tax laws and the possible effect of changes to such laws.

US Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Series B Preferred Stock and Series C Preferred Stock who is, or that is, for U.S. federal income tax purposes:
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An individual who is a citizen or resident of the United States;

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A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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A trust (i) whose administration is subject to the primary supervision of a court within the United States and one or more United States persons, as defined in section 7701(a)(30) of the Code, have authority to control all substantial decisions of the trust or (ii) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

Non-U.S. Holders
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares Series B Preferred Stock and Series C Preferred Stock who or that is neither a U.S. Holder nor a partnership (including an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.
Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them in light of their particular circumstances, including the application and effect of any applicable tax treaty.
Exchange of InsPro Shares for Cash
Generally, the Merger will be taxable to US Holders for U.S. federal income tax purposes. A US Holder receiving cash for shares of Series B Preferred Stock or Series C Preferred Stock in the Merger generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount of cash received and the holder’s adjusted tax basis in the shares of Series B Preferred Stock or Series C Preferred Stock surrendered. Other US Holders who will not be entitled to a payment when their Shares are surrendered will generally recognize loss equal to their adjusted tax basis in the Shares surrendered. The gain or loss recognized generally will be capital gain or loss. Any capital gain or loss will be taxed as long-term capital gain or loss if the US Holder has held the Shares for more than one year prior to the effective time of the Merger. If the US Holder has held the Shares for one year or less prior to the effective time of the Merger, any capital gain or loss will be taxed as short-term capital gain or loss. The deductibility of capital losses is subject to certain limitations.
Backup Withholding
A US Holder may be subject to “backup withholding” with respect to certain “reportable payments” including taxable proceeds received in exchange for the stockholder’s shares of Preferred Stock in the Merger. Backup withholding will generally not apply, however, to a US Holder who furnishes the paying representative with a correct taxpayer identification number on Form W-9 or who otherwise establishes a basis for exemption from backup withholding (such as a corporation). In addition, Non-US Holders may establish an exemption from backup withholding by delivering the proper version of IRS Form W-8 to the paying representative. Each US Holder and, if applicable, each other payee, should complete and sign the IRS Form W-9 included with the letter of transmittal (or other applicable form such as a Form W-8) in order to provide the information and certification necessary to avoid the imposition of backup withholding, unless an exemption applies and is established in a manner satisfactory to the paying representative. US Holders who fail to provide their correct taxpayer identification numbers and the appropriate certifications, or to establish an exemption as described above, may be subject to backup withholding on cash they receive in the Merger (at a current rate of 28%) and may be subject to penalties imposed by the IRS. Any amounts withheld from payments to a US Holder under the backup withholding rules generally will be allowed as a credit against the US Holder’s U.S. federal income tax liability. If the paying representative withholds on a payment to a US Holder and the withholding results in an overpayment of taxes by that US Holder, a refund may be obtained from the Internal Revenue Service.

THE MERGER AGREEMENT
The following description summarizes the material provisions of the Merger Agreement and is qualified by reference to the complete text of the Merger Agreement. The Merger Agreement is included as Annex A to this proxy statement. We encourage you to read it carefully and in its entirety. The Merger Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in this proxy statement and in the other public filings we make with the SEC, which are available without charge at www.sec.gov.
Merger Consideration
Upon completion of the Merger, all shares of Common Stock and Preferred Stock will automatically be cancelled and will cease to exist, and each share of Common Stock and Preferred Stock that was outstanding immediately prior to the effective time of the Merger (other than Shares (a) for which appraisal rights are properly exercised and not withdrawn under Delaware law and (b) owned by the Company) will be automatically converted into the right to receive allocations of the Merger Consideration, if any, on the basis of the Company’s Certificate of Incorporation, in each case without interest and subject to any required withholding taxes. In this manner, each holder of Series C Preferred Stock and Series B Preferred Stock will receive a percentage of the Merger Consideration equal to such holder’s percentage of the total liquidation preference payable to holders of Series C Preferred Stock and/or Series B Preferred Stock, as applicable, all as determined at the effective time of the Merger, which amounts will be less than the full liquidation preference of each. Holders of Series C Preferred Stock are expected to receive $5.00 per share in cash. Holders of Series B Preferred Stock are expected to receive $0.9647 per share in cash. Consequently, all Merger Consideration will be paid to only the holders of Series C Preferred Stock and Series B Preferred Stock. Holders of Common Stock and Series A Preferred Stock will not receive any consideration in the Merger with respect to such stock.
Upon completion of the Merger, no shares of Common Stock or Preferred Stock will remain outstanding, and all Shares will automatically be canceled and will cease to exist.
Conversion of Shares; Procedures for Exchange of Certificates
Effective automatically upon completion of the Merger, holders of shares of Series C Preferred Stock and/or Series B Preferred Stock receive allocations of the Merger Consideration on the basis of the Company’s Certificate of Incorporation, in each case without interest and subject to any required withholding taxes. Prior to the effective time of the Merger, Parent will appoint a paying agent to handle the exchange of InsPro stock certificates or uncertificated shares of Preferred Stock for the Merger Consideration. The Merger Agreement provides that at or prior to the effective time of the Merger, Parent will pay to the paying agent the aggregate Merger Consideration to be paid the holders of shares of Series C Preferred Stock and Series B Preferred Stock.
Prior to the closing of the Merger, Parent shall cause the paying agent to send to each record holder of certificates representing outstanding shares of Series C Preferred Stock and Series B Preferred Stock whose Shares were converted into the right to receive the Merger Consideration a letter of transmittal and instructions for use in surrendering certificates in exchange for the Merger Consideration. If you hold shares of our Common Stock and/or Series A Preferred Stock, you will be requested to surrender such Shares even though such Shares will not receive any Merger Consideration. Regardless of whether you surrender your shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, such Shares will be automatically cancelled and will cease to exist at the effective time of the Merger. No stockholder should surrender any certificates until the stockholder receives the letter of transmittal and other materials for such surrender.
Upon (i) surrender of a stock certificate for cancellation to paying agent, together with a properly completed and executed letter of transmittal or (ii) a receipt of an “agent’s message” by the paying agent or similar evidence of transfer in the case of a book-entry transfer of uncertificated shares of Series B Preferred Stock or Series C Preferred Stock, the holder of such Shares will be entitled to receive the Merger Consideration into which the number of shares of Series C Preferred Stock and Series B Preferred Stock

previously represented by such stock certificate or uncertificated share shall have been converted pursuant to the Merger Agreement, without any interest thereon.
In the event any portion of the Merger Consideration is to be paid to a person other than the person in whose name the surrendered certificate or the transferred uncertificated Shares is registered, payment may be made with respect to such Shares to such person if  (i) the stock certificate representing such Shares is presented to the paying agent, is properly endorsed or otherwise in proper form for transfer, or in the case of uncertificated Shares, such Shares are properly transferred, and (ii) such person either pays any applicable transfer or other taxes relating to such transfer, or establishes that such transfer or other taxes have been paid or are not applicable.
If your stock certificate has been lost, stolen or destroyed, the paying agent will deliver to you the applicable Merger Consideration for the Shares represented by that certificate if you deliver a customary affidavit claiming such certificate has been lost, stolen or destroyed.
You should not send your certificates now and should send them only pursuant to instructions set forth in the letters of transmittal to be mailed to stockholders prior to the completion of the Merger. In all cases, the Merger Consideration will be paid only in accordance with the procedures set forth in the Merger Agreement and such letters of transmittal.
The Merger Agreement provides that if any InsPro stockholder fails to deliver an executed letter of transmittal at or prior to closing of the Merger, then until such stockholder surrenders his or her stock certificate to the paying agent, such certificate evidencing such stockholder’s Shares (other than in respect of any dissenting Shares) will be deemed from and after the effective time of the Merger, to represent only the right to receive, upon surrender, the Merger Consideration issuable in exchange for eligible shares of Series B Preferred Stock and Series C Preferred Stock represented by such certificate. Following the one (1) year anniversary of the completion of the Merger, any portion of the Merger Consideration that remains unclaimed by eligible holders of Preferred Stock will be returned to the surviving corporation, and any such holder who has not exchanged his or her eligible shares of Series B Preferred Stock or Series C Preferred Stock prior to that time will look only to surviving corporation (subject to abandoned property, escheat or other similar laws) for payment of the Merger Consideration without any interest thereon.
Effect on InsPro Stock Options
If the Merger is completed, each outstanding stock option to acquire Common Stock, will be cancelled, and any options having an exercise price less than the per share Merger Consideration for Common Stock will entitle the holder thereof to receive from the surviving corporation a cash payment, less any applicable withholding taxes, equal to the product of  (i) the total number of shares of Common Stock subject to the option, multiplied by (ii) the excess of the per share Merger Consideration for Common Stock over the exercise price per share of Common Stock underlying such option. For the avoidance of doubt, if the exercise price of any such terminated option is equal to or greater than the per share Merger Consideration for Common Stock, then such option shall be terminated and retired without any payment or other consideration therefor. Based on amount of the Merger Consideration, any outstanding options will be cancelled without receipt of any consideration.
The Company’s 2008 Equity Compensation Plan and the Company’s 2010 Equity Compensation Plan will be terminated upon the completion of the Merger.
Effect on InsPro Warrants
If the Merger is completed, and subject to the warrant holders delivery of an executed letter of transmittal each outstanding warrant to acquire InsPro Series B Preferred Stock, will be cancelled, and any warrants having an exercise price less than the per share Merger Consideration for Series B Preferred Stock will entitle the holder thereof to receive from the surviving corporation a cash payment, less any applicable withholding taxes, equal to the product of  (i) the total number of shares of InsPro Series B Preferred Stock subject to the warrant, multiplied by (ii) the excess of the per share Merger Consideration for Series B Preferred Stock over the exercise price per share of InsPro Series B Preferred Stock underlying such warrant. For the avoidance of doubt, if the exercise price of any such terminated warrant is equal to or greater than the per share Merger Consideration for Series B Preferred Stock, then such warrant shall be terminated and retired without any payment or other consideration therefor. Based on the amount of the Merger Consideration, any and all outstanding warrants on the closing date will be cancelled without receipt of any consideration.
Effective Time of the Merger
Subject to the terms and satisfaction of the conditions of the Merger Agreement and in accordance with Delaware law, the Merger will become effective upon the filing of a certificate of merger with the Delaware Secretary of State or at such later time as is agreed upon by Parent and InsPro and specified in the certificate of merger. The filing of the certificate of merger will occur on the closing date of the Merger. Upon the completion of the Merger, Merger Sub, a wholly-owned subsidiary of Parent and a party to the Merger Agreement, will merge with and into InsPro. InsPro will survive the Merger as a wholly-owned subsidiary of Parent.
Representations and Warranties
The Merger Agreement contains representations and warranties of each party to the Merger Agreement made to, and solely for the benefit of, each other. The representations and warranties in the Merger Agreement are complicated and not easily summarized. You are urged to read carefully and in their entirety the sections of the Merger Agreement entitled “Representations and Warranties of the Company” and “Representations and Warranties of Parent” in Articles 2 and 3, respectively, of the Merger Agreement attached as Annex A to this document. You should be aware that the assertions embodied in the representations and warranties made by InsPro are qualified by information and statements made in a confidential disclosure schedule that InsPro provided to Parent in connection with the signing of the Merger Agreement. While InsPro does not believe that such disclosure schedule contains information that applicable securities laws require it to publicly disclose (other than information that has already been so disclosed), the disclosure schedule does contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating risk between InsPro and Parent rather than to establish matters as facts, and these representations and warranties were made by the parties to the Merger Agreement to and solely for the benefit of each other. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts, and they are modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in InsPro’s public disclosures.
The Merger Agreement contains representations and warranties of InsPro as to, among other things:
•
our organization, good standing and corporate power;

•
our subsidiaries;

•
authorization, execution, delivery, performance and enforceability of, and required consents, approvals, orders and authorizations of our stockholders, third parties and governmental authorities relating to, the Merger Agreement;

•
our capital structure;

•
our SEC filings and financial statements;

•
our disclosure and internal control procedures;

•
Sarbanes-Oxley Act of 2002 certifications;

•
title to our property and assets;

•
environmental matters;

•
tax matters;

•
our employee benefits plans and labor matters;

•
compliance with laws and permits;

•
legal proceedings and investigations;

•
undisclosed liabilities;

•
certain changes or events between December 31, 2018 and the date of the Merger Agreement;

•
information relating to our material contracts;

•
our intellectual property;

•
our compliance with security and privacy and confidentiality rights;

•
our insurance policies;

•
related parties matters;

•
our brokers and other advisors;

•
our indebtedness;

•
our top customers and suppliers;

•
our bank accounts;

•
our accounts receivable;

•
accuracy of our preliminary and definitive proxy statement;

•
our compliance with export control and antibribery laws;

•
restrictions on our business activities; and

•
the opinion of our financial advisor.

In addition, the Merger Agreement contains representations and warranties by Parent and Merger Sub as to:
•
organization, good standing and corporate power;

•
authorization, execution, delivery, performance and enforceability of, and required consents, approvals, orders and authorizations of third parties and governmental authorities relating to, the Merger Agreement;

•
brokers and other advisors;

•
sufficient funds for the payment of the Merger Consideration and lack of any financing-related contingency with respect to Parent’s and Merger Sub’s obligations to consummate the Merger;

•
accuracy of information supplied by Parent for InsPro’s SEC filings;

•
investigation of InsPro; and

•
the absence of existing affiliations with InsPro of Parent and Merger Sub.

The Merger Agreement provides that the representations and warranties of InsPro and Parent will not survive the completion of the Merger.
Covenants
Conduct of InsPro Business Pending the Merger
We have agreed in the Merger Agreement that, except as expressly required by the Merger Agreement and except for certain actions set forth in the disclosure schedule or otherwise consented to by Parent in writing, between the date of the Merger Agreement and the earlier of the termination of the Merger Agreement or the completion of the Merger, we will and will cause our subsidiaries to use commercially reasonable efforts to conduct our businesses in all material respects only in the ordinary course of business, preserve the goodwill and relationships with our customers and suppliers, preserve our assets and properties in good repair and condition consistent with past practice, record all vendor invoices received, pay all expenses, payroll and taxes on time and as due, send and require customers to pay all invoices on time and as due and maintain our material permits in full force and effect.
In addition, we have agreed in the Merger Agreement that, subject to the exceptions described above, between the date of the Merger Agreement and the earlier of the termination of the Merger Agreement or the completion of the Merger, neither we nor any of our subsidiaries may, without Parent’s written consent:
•
sell or transfer any portion of our properties or assets that would be material to us or our subsidiaries, except for sales in the ordinary course of business;

•
suffer any material loss, or any material interruption in use, of any material assets or property on account of fired, flood, riot, strike or other hazard or act of god or that is not covered by insurance;

•
suffer any change to our business that would have or reasonably be expected to have a material adverse effect;

•
modify, terminate or take any action that would reasonably be expected to result in a default of a material contract;

•
terminate, materially modify or waive any right under a material contract;

•
enter into, modify or terminate any contract with a related party;

•
sell or transfer any intellectual property rights or, other than in the ordinary course of business, license or sublicense any intellectual property rights;

•
fail to maintain any of our registered intellectual property or otherwise fail to protect our intellectual property rights;

•
incur any liens on our material assets or properties or suffer any liabilities required by GAAP to be provided or reserved against on our balance sheet, except for liabilities incurred in the ordinary course of business which are not material to the Company’s business;

•
grant registration rights with respect to any of the Company’s equity securities;

•
pay or declare any dividends or other distributions on equity securities of any class or issue, purchase or redeem any of equity securities of any class;

•
transfer, assign or grant any license or sublicense of any material rights under, or with respect to, intellectual property;

•
make any material capital expenditures;

•
split, combine or reclassify any of the Company’s equity securities;

•
incur any additional indebtedness, other than in the ordinary course of business;

•
make any capital investment in or make any loan to any person;

•
amend our Certificate of Incorporation or bylaws (or similar organizational documents) or enter into any joint venture;

•
hire, promote or terminate any employee or take any action to accelerate the vesting or payment of compensation or benefits under any of the Company’s employee benefit plans;

•
make or change or revoke any material tax election, file tax returns, settle tax claims or take any other action that would increase our tax liabilities;

•
materially increase any bonus, salary, severance, profit sharing, insurance or other compensation or benefits to any director, officer or employee, except pursuant the Company’s employee benefit plans, as required by law or in the ordinary course of business;

•
adopt, modify or increase the benefits under any of the Company’s employee benefits plans, except as required by law;

•
acquire any equity interest of a person or merge, consolidate or purchase assets of any business entity or division thereof, or enter into an agreement to reorganize or recapitalize the Company or any of our subsidiaries;

•
materially change accounting methods, principles or practices;

•
enter into any settlement agreements involving monetary damages in excess of  $250,000 in the aggregate;

•
materially change cash management practices with respect to accounts receivable, reserves for uncollectible accounts, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits;

•
institute, settle or compromise any actions before any governmental authority involving monetary damages in excess of  $250,000 in the aggregate; or

•
take or agree in writing to take, any of the actions described above.

The covenants in the Merger Agreement relating to the conduct of our business are complicated and not easily summarized. You are urged to read carefully and in its entirety Section 4.1 of the Merger Agreement entitled “Conduct of the Business Pending Closing” in Annex A to this proxy statement.
No Solicitation of Alternative Transactions by InsPro
We have agreed in the Merger Agreement that, between the date of the Merger Agreement and the earlier of the termination of the Merger Agreement or the completion of the Merger and subject to certain limitations, we and our subsidiaries will not, nor will we permit any of our officers, directors, agents or affiliates to, take the following actions:
•
enter into any written or oral agreement or understanding with any person (other than Parent and its affiliates) regarding an Acquisition Transaction (as defined below);

•
negotiate, initiate or solicit, or knowingly encourage or facilitate the negotiation, initiation or submission of, any expression of interest, inquiry, proposal or offer from any person (other than Parent and its affiliates), or enter into any negotiations with any person (other than Parent and its affiliates), relating to or involving, directly or indirectly, an Acquisition Transaction; or

•
provide any person (other than Parent and its affiliates) confidential information in connection with a due diligence review conducted by such person with respect to an Acquisition Transaction.

Under the Merger Agreement, an “Acquisition Transaction” means any transaction or series of related transactions resulting in:
•
any direct or indirect acquisition by any person or “group” (as defined under Section 13(d) of the Securities Exchange Act and the rules and regulations thereunder) of more than fifteen percent (15%) of the outstanding voting securities of the Company or any tender offer or exchange offer that if consummated would result in any person or group (as defined under Section 13(d) of the Securities Exchange Act and the rules and regulations thereunder) beneficially owning more than fifteen percent (15%) of the outstanding voting securities of the Company;

•
any Merger, consolidation, share exchange, business combination, recapitalization, liquidation, reorganization or other similar transaction involving the Company pursuant to which any Person or “group” (as defined in or under Section 13(d) of the Securities Exchange Act), would hold Company Shares, directly or indirectly, representing more than fifteen percent (15%) of the outstanding voting securities of the Company or voting power of the surviving entity after giving effect to the consummation of such transaction; or

•
any direct or indirect sale, lease (other than in the ordinary course of business), exchange, transfer, exclusive license, or other acquisition of more than fifteen percent (15%) of the consolidated assets of the Company.

We are also required under the Merger Agreement to notify Parent, within twenty-four (24) hours, if we receive an Acquisition Proposal (as defined below). In addition, we are required under the Merger Agreement to provide Parent with the following in connection with any Acquisition Proposal:
•
written notice of such Acquisition Proposal including the identity of the person or group making such Acquisition Proposal; and

•
an unredacted copy of any such Acquisition Proposal made in writing (including any financing commitments or other agreements related thereto) (or if such Acquisition Proposal is not in writing, a written description of the terms and conditions thereof) and unredacted copies of all other draft agreements and material written documents and correspondence exchanged between the Company or any of its affiliates or its or their representatives, on the one hand, and the person or group or its representatives making such Acquisition Proposal, on the other hand, in connection with such Acquisition Proposal.

We are also required, from and after any such notification, to keep Parent fully informed on a reasonably prompt basis of any material developments, discussions or negotiations regarding, or changes to the material terms and conditions of, any such Acquisition Proposal, including providing to Parent promptly, and in no event later than twenty-four (24) hours after receipt thereof, unredacted copies of any additional documents and communications in connection with such Acquisition Proposal.
Under the Merger Agreement, “Acquisition Proposal” means any offer or proposal or indication of interest in making a proposal or offer (other than an offer or proposal by Parent or Merger Sub) to engage in an Acquisition Transaction.
In the event that any person submits to us (and does not withdraw) prior to the Special Meeting a written, bona fide Acquisition Proposal not solicited in violation of the provisions described above, that our board of directors determines in good faith (after consulting with its outside legal counsel and financial advisor) is, or is reasonably likely to become, a Superior Proposal (as defined below) and (after consultation with its outside legal counsel), that the failure to take such action described below would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, then we may, (i) furnish information with respect to the Company and its subsidiaries to the person making such Acquisition Proposal (provided that the Company provides to Parent within twenty-four (24) hours any non-public information concerning the Company that is provided to any such person that was not previously provided to Parent and enters into a customary confidentiality agreement with such person), and (ii) engage in discussions or negotiations with the person making such Acquisition Proposal regarding such Acquisition Proposal, provided, in every case, that we provide Parent with prior written notice of the determination of the Company’s board of directors made with respect Acquisition Proposal being, or being reasonably likely to become, a Superior Proposal and that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law.
Under the Merger Agreement, “Superior Proposal” means a bona fide written Acquisition Proposal that did not result from a breach of the Company’s obligations set forth in Merger Agreement that the Company’s board of directors has determined in good faith, after consultation with its outside legal counsel and its outside financial advisor, taking into account all legal, financial, financing and regulatory aspects of the Acquisition Proposal, the identity of the person(s) making the proposal and the likelihood of the proposal being consummated in accordance with its terms and all other matters that the Company’s board of directors considers appropriate, that, if consummated, would result in a transaction (a) more favorable to the stockholders from a financial point of view than the Merger contemplated in the Merger Agreement and (b) that is reasonably more likely to be completed, taking into account any regulatory, financing or approval requirements and any other aspects considered relevant by the Company’s board of directors; provided, however, that for purposes of the reference to an “Acquisition Proposal” in this definition of a “Superior Proposal,” all references to “more than fifteen percent (15%)” in the definition of  “Acquisition Transaction” shall be deemed to be references to “more than fifty percent (50%)”.
The Merger Agreement also provides that our board of directors may terminate the Merger Agreement (subject to payment of a termination fee as described below) or withhold, withdraw, amend, modify or change its recommendation in favor of the adoption of the Merger Agreement, in each case, in response to a Superior Proposal if:
•
our stockholder approval for the Merger has not yet been obtained;

•
our board of directors determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law;

•
our board of directors determines in good faith (after consultation with its financial advisor(s) and outside legal counsel) that the applicable Acquisition Proposal constitutes a Superior Proposal;

•
we have provided written notice to Parent at least five (5) business days prior to effecting a change in the board of directors’ recommendation or terminating the Merger Agreement (pursuant to the terms thereof) of our intent to take such action, specifying the reasons therefor, including specifying the material terms and conditions of the related Superior Proposal, identifying the person making the Superior Proposal and providing a copy of the most current version of the agreement or proposal and all material related documentation with respect to such Superior Proposal;

•
prior to effecting a change in the board of directors’ recommendation or terminating the Merger Agreement (pursuant to the terms thereof), negotiate with Parent in good faith (to the extent Parent desires to negotiate) during such five (5) business day period to make such adjustments in the terms and conditions of the Merger Agreement as would obviate the basis for the board of directors’ recommendation or terminating the Merger Agreement; and

•
if Parent proposes any changes to the terms of the Merger Agreement in any binding proposal, our board of directors or any committee thereof has determined in good faith (1) after consultation with the Company’s outside counsel, that it would continue to be inconsistent with the Company’s directors’ fiduciary duties under applicable law not to effect a change in the board of directors’ recommendation and (2) after consultation with the Company’s outside legal counsel and financial advisor, that the Acquisition Proposal received by the Company continues to constitute a Superior Proposal, in each case, if such changes offered by Parent in such binding proposal were given effect.

Other Covenants
The Merger Agreement contains a number of other covenants on the part of the parties, including covenants relating to:
•
the preparation of this proxy statement, the accuracy of the information contained in this proxy statement and the holding of the Special Meeting;

•
Parent’s access to our information prior to the completion of the Merger;

•
confidentiality and public disclosures;

•
the parties’ use of commercially reasonable efforts to obtain consent and regulatory approval for the Merger;

•
the parties’ use of commercially reasonable efforts to consummate the Merger in the most expeditious manner practicable;

•
the parties’ use of commercially reasonable efforts to obtain third party consents for the Merger and the giving of notices;

•
notification of the occurrence of certain events, including the occurrence of a material adverse effect on us, breaches of representations and warranties, breaches of covenants and certain other matters;

•
the treatment of our employees that will become employees of Parent, or remain employees of the Company, as applicable, following the completion of the Merger;

•
the treatment of employee benefit plans;

•
the continuation of indemnification of our directors and officers and directors’ and officers’ liability insurance following the completion of the Merger;

•
our board of directors’ approval of the Merger Agreement for purposes of Section 203 of the Delaware General Corporation Law;

•
delivery of certificates of good standing in Delaware and other states;

•
resignation of our directors;

•
termination of all contracts with related parties;

•
release of security interests;

•
deregistration of our Common Stock under Section 12 of the Exchange Act following completion of the Merger;

•
purchase of tail for each of our D&O and cyber security insurance policies;

•
the dissolution of our inactive subsidiaries; and

•
matters relating to Section 16 of the Securities Exchange Act of 1934.

Conditions to Completion of the Merger
The Merger Agreement provides that the parties’ obligations to complete the Merger are subject to the following conditions:
•
the adoption of the Merger Agreement by the requisite vote of our stockholders.

The Merger Agreement provides that Parent’s and Merger Sub’s obligations to complete the Merger are subject to the following additional conditions:
•
our representations and warranties must be true and correct as of the date of the Merger Agreement and as of the closing date of the Merger (disregarding all qualifications and exceptions contained in the Merger Agreement relating to materiality or “material adverse effect”), except where the failure of such representations or warranties to be true and correct do not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on us;

•
we must have performed in all material respects all of our covenants, obligations and conditions under the Merger Agreement;

•
there shall not be pending any legal proceedings or other actions by any governmental authority: (i) challenging or seeking to restrain, prohibit, rescind or unwind the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement; (ii) relating to the Merger or any of the other transactions contemplated by the Merger Agreement and seeking to obtain from Parent or the Company or any of its subsidiaries any damages or other relief that could reasonably be expected to be material to Parent or the Company or any of its subsidiaries; (iii) seeking to prohibit or limit in any material respect the ability of Parent to vote, transfer, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the surviving corporation; (iv) that could materially and adversely affect the right or ability of Parent or the Company or any of its subsidiaries to own the assets or operate the business of the Company or any of its subsidiaries; (v) seeking to compel the Company or any of its subsidiaries, Parent or any of its affiliate to dispose of or hold separate any material assets or business as a result of the Merger or any of the other transactions contemplated by the Merger Agreement; (vi) seeking to impose (or that, if adversely determined, could reasonably be expected to result in the imposition of) any criminal sanctions or liability on the Company or any of its subsidiaries; or (vii) that if adversely determined would reasonably be expected to have a material adverse effect on us;

•
since the date of the Merger Agreement, there has been no material adverse effect on us;

•
we have delivered certain documents or other items required to be delivered to Parent under the Merger Agreement; and

•
the fairness opinion delivered by Nomura has not been withdrawn, revoked or modified.

The Merger Agreement provides that our obligations to complete the Merger are subject to the following additional conditions:
•
each of Parent’s and the Merger Sub’s representations and warranties must be true and correct as of the date of the Merger Agreement and as of the closing date of the Merger (disregarding all qualifications and exceptions contained in the Merger Agreement relating to materiality or “material adverse effect”), except where the failure of such representations or warranties to be true and correct do not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent or Merger Sub;

•
Parent must have performed in all material respects all of its covenants, obligations and conditions under the Merger Agreement;

•
there shall not be any legal proceedings or other action taken by any court of competent jurisdiction or other governmental authority or any other person, and there shall not be in effect any law, that prevents, makes illegal or enjoins, restrains or otherwise prohibits the consummation of the transactions contemplated by the Merger Agreement or seeks to do so; and

•
Parent and/or Merger Sub have delivered certain documents or other items required to be delivered to the Company under the Merger Agreement.

The Merger Agreement provides that a “material adverse effect” means any change, event, development or effect, individually or in the aggregate with all other changes, events, developments and effects, having a material adverse effect on (a) the businesses, assets, results of operations or financial condition of the Company or any of our subsidiaries or (b) on the ability of the Company to consummate the transactions contemplated by the Merger Agreement; provided, however, that the following changes, events, developments or effects shall be deemed not to constitute a “material adverse effect,” and shall not be considered in determining whether a “material adverse effect” has occurred, under clause (a) of the definition:
•
changes in economic or political conditions or the financing, banking, currency or capital markets in general;

•
changes in laws or orders or interpretations thereof or changes in accounting requirements or principles;

•
changes affecting industries, markets or geographical areas in which the Company conducts its businesses;

•
changes or effects solely resulting from the announcement, execution, pendency or performance of the Merger Agreement or the transactions contemplated hereby or any communication by Parent or any of its affiliates of its plans or intentions (including in respect of employees) with respect to any of the businesses of the Company;

•
the consummation of the transactions contemplated by the Merger Agreement or any actions by Parent, Merger Sub or the Company taken pursuant to the Merger Agreement or in connection with the transactions contemplated hereby;

•
conduct by the Company prohibited under this Agreement for which Parent gave its express prior written consent;

•
any natural disaster or any acts of terrorism, sabotage, military action, armed hostilities or war (whether or not declared) or any escalation or worsening thereof, whether or not occurring or commenced before or after the date of this Agreement; or

•
changes in the Company’s stock price or the trading volume of the Company’s stock, or any failure by the Company to meet any public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet any internal projections or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself  (but not, in each case, the underlying cause of such changes or failures, unless such changes or failures are otherwise excepted from the definition);

•
except in the case of bullets 1-3 and 7 above to the extent the Company is materially and disproportionately adversely affected thereby as compared to other companies in the industries in which the Company operates (and then only to the extent of such disproportionate impact).

Termination of the Merger Agreement
The Merger Agreement provides that it may be terminated at any time prior to the completion of the Merger:
•
by mutual written consent of InsPro and Parent;

•
by either InsPro or Parent:

•
if the Merger is not completed by April 30, 2020 (the “Termination Date”), provided that a party seeking to exercise this termination right shall not have such right if such party’s action or failure to fulfill any obligation under the Merger Agreement or the transaction documents contemplated by the Merger Agreement has been the principal cause of, or resulted in, the failure of the closing of the merger to have occurred by the Termination Date; or

•
if a court of competent jurisdiction or other governmental authority shall have issued a final, non-appealable order, decree or ruling or taken any other action, or there shall exist any law, in each case preventing or otherwise prohibiting the closing of the Merger or that otherwise has the effect of making the closing of the Merger or the transactions contemplated thereby illegal;

•
by InsPro:

•
if we are not in material breach of our representations, warranties, covenants and obligations under the Merger Agreement and if there has been a breach of, or inaccuracy in, any representation, warranty, covenant or agreement of Parent set forth therein, which breach or inaccuracy would cause any one of Parent’s closing conditions not to be satisfied if it remained uncured as of the Termination Date (and such breach or inaccuracy has not been cured or such condition has not been satisfied within twenty (20) Business Days after Parent’s receipt of written notice thereof); or

•
at any time prior to the receipt of the Requisite Stockholder Approval, in the event that (i) the Company shall have received a Superior Proposal, (ii) our board of directors shall have determined to terminate the Merger Agreement or effected or resolved to effect a change in its recommendation relating to a Superior Proposal in accordance with the terms of the Merger Agreement, (iii) the Company shall have complied with all of its obligations with respect to changes in its board of directors recommendation in response to a Superior Proposal or termination of the Merger Agreement in response to a Superior Proposal described above, (iv) the Company enters into, concurrently with the termination of the Merger Agreement, a definitive written agreement providing for the consummation of a Superior Proposal and (v) the Company pays Parent the termination fee (as defined below) to Parent pursuant to the terms of the Merger Agreement;

•
by Parent:

•
if it is not in material breach of its representations, warranties, covenants and obligations under Merger Agreement and if there has been a breach of, or inaccuracy in, any representation, warranty, covenant or agreement of the Company set forth therein or a breach of any Voting Agreement by any party thereto, which breach or inaccuracy would cause any one of the Company’s closing conditions not to be satisfied if it remained uncured as of the Termination Date (and such breach or inaccuracy has not been cured or such condition has not been satisfied within twenty (20) business days after the Company’s receipt of written notice thereof); or

•
in the event that (i) the Company’s board of directors changes its recommendation with respect to the Merger Agreement, (ii) a tender or exchange offer that if consummated would result in any person or group (as defined under Section 13(d) of the Securities Exchange Act and the rules and regulations thereunder) beneficially owning more than fifteen percent (15%) of the outstanding voting securities of the Company shall have been commenced by a person who is not an affiliate or representative of Parent and the Company shall not have publicly announced, within ten (10) business days after the commencement of such tender or exchange offer, that the Company recommends rejection of such tender or exchange offer, (iii) our board of directors shall have determined to effect a change in its recommendation for the consummation of a Superior Proposal, (iv) the Company’s board of directors or any committee thereof shall have failed to reaffirm the Company’s board of directors’ recommendation within ten (10) business days after the receipt of a written request to do so from Parent following an Acquisition Proposal (provided, that Parent may only make such request once with respect to any Acquisition Proposal (provided, further, that each time an Acquisition Proposal is amended or modified, Parent shall be entitled to make a new request)) or (v) the Company shall have committed a material breach of its obligations with respect not soliciting or negotiating an Acquisition

Proposal, which breach, if capable of being cured, has not been cured within five (5) days after Parent has given written notice to the Company of such breach.
The Merger Agreement provides that in the event of termination of the Merger Agreement, the Merger Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of any party, other than with respect to expenses and the possible payment of termination fees and certain other provisions relating to confidentiality, provided that no such termination will relieve any party from liability in connection with any willful and material breach of any of such party’s representations, warranties, covenants or agreements contained in the Merger Agreement.
Fees and Expenses
Pursuant to the Merger Agreement, whether or not the Merger is completed, all fees and expenses incurred in connection with the Merger Agreement shall be paid by the party incurring such fees or expenses.
In addition, pursuant to the Merger Agreement we must pay to Parent an amount equal to $720,000 in cash if:
•
we terminate the Merger Agreement prior to the receipt of the Requisite Stockholder Approval because (i) the Company shall have received a Superior Proposal, (ii) our board of directors shall have determined to terminate the Merger Agreement or effected or resolved to effect a change in its recommendation relating to a Superior Proposal in accordance with the terms of the Merger Agreement, (iii) the Company shall have complied with all of its obligations with respect to changes in its board of directors recommendation in response to a Superior Proposal or termination of the Merger Agreement in response to a Superior Proposal, (iv) the Company enters into, concurrently with the termination of the Merger Agreement, a definitive written agreement providing for the consummation of a Superior Proposal and (v) the Company pays Parent the termination fee (as defined below) to Parent pursuant to the terms of the Merger Agreement; or

•
Parent terminates the Merger Agreement because (i) the Company’s board of directors changes its recommendation with respect to the Merger Agreement, (ii) a tender or exchange offer that if consummated would result in any person or group (as defined under Section 13(d) of the Securities Exchange Act and the rules and regulations thereunder) beneficially owning more than fifteen percent (15%) of the outstanding voting securities of the Company shall have been commenced by a person who is not an affiliate or representative of Parent and the Company shall not have publicly announced, within ten (10) business days after the commencement of such tender or exchange offer, that the Company recommends rejection of such tender or exchange offer, (iii) our board of directors shall have determined to effect a change in its recommendation for the consummation of a Superior Proposal, (iv) the Company’s board of directors or any committee thereof shall have failed to reaffirm the Company’s board of directors’ recommendation within ten (10) business days after the receipt of a written request to do so from Parent following an Acquisition Proposal (provided, that Parent may only make such request once with respect to any Acquisition Proposal (provided, further, that each time an Acquisition Proposal is amended or modified, Parent shall be entitled to make a new request)) or (v) the Company shall have committed a material breach of its obligations with respect not soliciting or negotiating an Acquisition Proposal, which breach, if capable of being cured, has not been cured within five (5) days after Parent has given written notice to the Company of such breach.

THE VOTING AGREEMENT
On January 30, 2020, concurrently with and as a condition to Parent’s willingness to enter into the Merger Agreement, The Co-Investment Fund II, L.P. and Independence Blue Cross (which we herein collectively refer to as the “Stockholders”), entered into a voting agreement with Parent and Merger Sub. Pursuant to the voting agreement and following the conversion by The Co-Investment Fund II, L.P. on January 30, 2020 of 900,000 shares of Series A Preferred Stock into 18,000,000 shares of Common Stock, the Stockholders agreed to vote (i) 30,646,874 of their shares of Common Stock, representing approximately [      ]% of the shares of Common Stock outstanding as of the record date for the Special Meeting; (ii) 350,000 of their shares of Series A Preferred Stock, representing approximately [      ]% of the shares of Series A Preferred Stock outstanding as of the record date for the Special Meeting; (iii) 4,327,186 of their shares of Series B Preferred Stock, representing approximately [      ]% of the shares of Series B Preferred Stock outstanding as of the record date for the Special Meeting; and (iv) 1,000,000 of their shares of Series C Preferred Stock, representing approximately [      ] of the shares of Series C Preferred Stock outstanding as of the record date for the Special Meeting as provided below. The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by the Stockholders represent in the aggregate approximately [      ] of our outstanding Preferred Stock on the record date for the Special Meeting.
Pursuant to the voting agreement, the Stockholders agreed to vote, in each case, in favor of, among other things, the adoption of the Merger Agreement and consummation of the Merger and the other transaction contemplated by the Merger Agreement and against (i) any Acquisition Proposal or any action that is a component of an Acquisition Proposal, (ii) the adoption of any transaction agreement related to an Acquisition Proposal and (iii) any other action that would in any manner (A) prevent, impede, frustrate or nullify any provision of the Merger Agreement, (B) amend the Company’s Certificate of Incorporation or By-laws or change the voting rights of any class of InsPro capital stock or (C) otherwise interfere with or delay the Merger or other transactions contemplated by the Merger Agreement. However, in the event that our board of directors changes its recommendation that InsPro stockholders adopt the Merger Agreement in relation to a Superior Proposal, the Stockholders are only required to vote Shares representing not less than 33% of each of the outstanding Common Stock and each class of Preferred Stock, in each case, in a manner consistent with the voting requirements summarized above.
In addition, the Stockholders have agreed not to (i) subject to certain exceptions, transfer their Shares of the Company’s Common Stock and/or Preferred Stock, as applicable, and (ii) solicit alternative transactions or enter into discussions concerning, or provide confidential information in connection with, any alternative transaction. The Stockholders have also waived any appraisal rights that such stockholders may have been entitled to under Section 262 of the Delaware General Corporation Law.
The voting agreements terminate upon the earlier of  (i) the consummation of the Merger or (ii) the date of termination of the Merger Agreement in accordance with its terms.

PROPOSAL 2 — AUTHORITY TO ADJOURN THE SPECIAL MEETING
The Adjournment Proposal
If at the Special Meeting we do not obtain the vote of  (i) a majority of the outstanding shares of Common Stock (ii) a majority of the outstanding shares of Common Stock and Preferred Stock, voting as a single class, with holders of Common Stock entitled to one vote for each share of Common Stock and holders of Preferred Stock entitled to vote the equivalent of 20 shares of Common Stock for each share of Preferred Stock; and (iii) two-thirds of the outstanding shares of each class of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, in each case, represented and voting, in favor of adoption of the Merger Agreement, we may move to adjourn the Special Meeting in order to enable our board of directors to solicit additional proxies in respect of such proposal. In that event, we will ask our stockholders to vote only upon the adjournment proposal, and not the proposal regarding the adoption of the Merger Agreement.
In this proposal, we are asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of granting discretionary authority to the proxy or attorney-in-fact to adjourn the Special Meeting to another time and place for the purpose of soliciting additional proxies. If our stockholders approve the adjournment proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the adoption of the Merger Agreement to defeat that proposal, we could adjourn the Special Meeting without a vote on the Merger Agreement and seek to convince the holders of those Shares to change their votes to votes in favor of adoption of the Merger Agreement.
Failure of this proposal to pass will not affect the ability of the holder of any proxy solicited by us to adjourn the Special Meeting in the event insufficient shares of our Common Stock are represented to establish a quorum, or for any other lawful purpose.
Votes Required and Board Recommendation
Approval of the proposal to adjourn the Special Meeting for the purpose of soliciting proxies, if necessary, requires the affirmative vote of the holders of a majority of the Shares voted on such proposal. Abstentions and broker non-votes will have no effect on the proposal to adjourn the Special Meeting.
For the reasons set forth in this proxy statement, members of our board of directors unanimously recommend that you vote “FOR” the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the adoption of the Merger Agreement at the time of the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows information known by us with respect to the beneficial ownership of our shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock as of February 12, 2020, for each of the following persons:
•
each of our directors;

•
our named executive officers;

•
all of our directors, director nominees and executive officers as a group; and

•
each person or group of affiliated persons or entities known by us to beneficially own 5% or more of our Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock.

The number of Shares beneficially owned, beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership includes (i) any Shares as to which the individual or entity has sole or shared voting power or investment power and (ii) any Shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of February 12, 2020 through the exercise of any warrant, stock option or other right. In computing the number of Shares beneficially owned by a person and the percentage ownership of that person, Shares underlying options and warrants that are exercisable within 60 days of February 12, 2020 are considered to be outstanding. To our knowledge, except as indicated in the footnotes to the following table and subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all Shares shown as beneficially owned by them. The following table is based on 59,673,655 shares of Common Stock, 370,250 shares of Series A Preferred Stock, 5,307,212 shares of Series B Preferred Stock, and 1,254,175 shares of Series C Preferred Stock outstanding as of February 12, 2020. Unless otherwise indicated, the address of all individuals and entities listed below is InsPro Technologies Corporation, 1510 Chester Pike, 400 Baldwin Tower, Eddystone, Pennsylvania 19022.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Title of Class	Percent of Shares Beneficially Owned
Directors and Executive Officers:
David M. Anderson	—	Common Stock	*
Michael Azeez	10,166,666(3)(4)	Common Stock	14.6%
	433,333(4)	Series B Preferred Stock	8.2%
	75,000(3)	Series C Preferred Stock	6.1%
Donald R. Caldwell	94,701,690(1)(2)	Common Stock	76.9%
	350,000(2)	Series A Preferred Stock	92.9%
	1,827,186(2)	Series B Preferred Stock	34.4%
	1,000,000(2)	Series C Preferred Stock	80.8%
David J. Medlock	500,000(5)	Common Stock	*
	25,000(7)	Series A Preferred Stock	6.29%
Kenneth Harvey	—	Common Stock	*
Alan Krigstein	—	Common Stock	*
Sanford Rich	115,000(9)	Common Stock	*
	1,250	Series A Preferred Stock	*

Name of Beneficial Owner	Number of Shares Beneficially Owned	Title of Class	Percent of Shares Beneficially Owned
Frederick Tecce	94,190,594(1)(2)	Common Stock	76.4%
	350,000(2)	Series A Preferred Stock	92.9%
	1,827,186(2)	Series B Preferred Stock	34.4%
	1,000,000(2)	Series C Preferred Stock	80.8%
Anthony R. Verdi	85,000(9)	Common Stock	*
	1,250	Series A Preferred Stock	*
Edmond Walters	3,504,953(15)	Common Stock	5.6%
	166,666	Series B Preferred Stock	3.1%
All directors and executive officers as a group (10 persons)	108,676,217(1)(2)(3)(4)(5)(8)	Common Stock	79.2%
	(9)(10)(11)(12)(15)
	377,550(7)	Series A Preferred Stock	94.0%
	2,427,185(2)(3)	Series B Preferred Stock	45.7%
	1,075,000(2)(3)	Series C Preferred Stock	86.8%
Holders of More than Five Percent of Our Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock:
The Co-Investment Fund II, L. P.	94,190,594(1)	Common Stock	76.4%
	350,000	Series A Preferred Stock	92.9%
	1,827,186	Series B Preferred Stock	34.4%
	1,000,000	Series C Preferred Stock	80.8%
Independence Blue Cross	50,000,000(11)	Common Stock	45.6%
	2,500,000	Series B Preferred Stock	47.1%
Azeez Investors, LLC	5,666,660(4)	Common Stock	8.7%
	283,333	Series B Preferred Stock	5.3%
Azeez Enterprises, LP	4,500,000(14)	Common Stock	7.0%
	150,000	Series B Preferred Stock	2.8%
	75,000	Series C Preferred Stock	6.1%
John Scarpa	4,500,000(16)	Common Stock	7.0%
	150,000	Series B Preferred Stock	2.8%
	75,000	Series C Preferred Stock	6.1%
Scarpa Family Trust, 2005	4,333,340 (12)	Common Stock	6.5%
	366,667	Series B Preferred Stock	6.9%
Bruce L. Evans	3,562,255(6)	Common Stock	5.8%
	95,925(8)	Series C Preferred Stock	7.7%
Alvin H. Clemens	2,292,080(13)	Common Stock	4.9%

*
Less than 1%

(1)
Includes 31,157,970 shares of Common Stock; 7,000,000 shares underlying 350,000 shares of Series A Preferred Stock, which are convertible, at the sole option of the holder, into twenty shares of our Common Stock per share of Series A Preferred Stock; 36,543,720 shares underlying 1,827,186 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series B Preferred Stock; and 20,000,000 shares underlying 1,000,000 shares of Series C Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series C Preferred Stock, which are beneficially owned by Co-Investment, designee of Cross Atlantic Capital Partners, Inc.

(2)
Represents securities owned by Co-Investment, the designee of Cross Atlantic Capital Partners, Inc., of which Frederick Tecce is the managing director and of which Donald R. Caldwell is managing partner. Mr. Caldwell is also a shareholder, director and officer of Co-Invest II Capital Partners, Inc., which is the general partner of Co-Invest Management II, L.P., which is the general partner of Co-Investment. Mr. Caldwell and Mr. Tecce both disclaim beneficial ownership of these securities, except to the extent of their pecuniary interest therein.

(3)
Includes securities owned by Azeez Investors, LLC and Azeez Enterprises, LP. Mr. Azeez is a managing member of Azeez Investors, LLC and Azeez Enterprises, LP. Mr. Azeez disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein.

(4)
Includes 5,666,660 shares underlying 283,333 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series B Preferred Stock.

(5)
Includes 500,000 shares underlying a warrant which is exercisable within 60 days of February 12, 2020, to purchase 25,000 shares of Series A Preferred Stock which are also convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series A Preferred Stock.

(6)
Includes 1,766,000 shares underlying 88,300 shares of Series C Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series C Preferred Stock. Includes 149,010 shares of Common Stock and 152,500 shares underlying 7,625 shares of Series C Preferred Stock, which are convertible, at the sole option of the holder, into twenty shares of our Common Stock per share of Series C Preferred Stock, which are beneficially owned by Kathryn M. Evans, wife of Bruce M. Evans.

(7)
Includes 25,000 shares underlying warrants which are exercisable within 60 days of February 12, 2020.

(8)
Includes 7,625 shares of Series C Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series C Preferred Stock, which are beneficially owned by Kathryn M. Evans, wife of Bruce M. Evans.

(9)
Includes 25,000 shares underlying 1,250 shares of Series A Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series A Preferred Stock.

(10)
Includes 7,000,000 shares underlying 350,000 shares of Series A Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series A Preferred Stock. Includes 36,543,720 shares underlying 1,827,186 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series B Preferred Stock. Includes 20,000,000 shares underlying 1000,000 shares of Series C Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series C Preferred Stock.

(11)
Includes 50,000,000 shares underlying 2,500,000 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series B Preferred Stock.

(12)
Includes 7,333,340 shares underlying 366,667 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series B Preferred Stock.

(13)
Includes 1,000,000 shares of Common Stock held by The Clemens-Beaver Creek Limited Partnership, of which Alvin H. Clemens is the general partner. Also includes 100,000 shares of Common Stock held by Mr. Clemens’s minor children.

(14)
Includes 3,000,000 shares underlying 150,000 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series B Preferred Stock. Also includes 1,500,000 shares underlying 75,000 shares of Series C Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series C Preferred Stock.

(15)
Includes 3,333,320 shares underlying 166,666 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series B Preferred Stock. Includes 600,000 shares underlying a warrant which is exercisable within 60 days of February 12, 2020, to purchase 30,000 shares of Series B Preferred Stock which are also convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series B Preferred Stock.

(16)
Includes 3,000,000 shares underlying 150,000 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series B Preferred Stock. Also includes 1,500,000 shares underlying 75,000 shares of Series C Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our Common Stock per share of Series C Preferred Stock.

OTHER MATTERS
We do not expect that any matter other than the proposal to adopt the Merger Agreement and, if necessary, the proposal to adjourn the Special Meeting, will be brought before the Special Meeting. If, however, any other matters are properly presented at the Special Meeting, the persons named as proxies will vote in accordance with their judgment as to matters that they believe to be in the best interests of the Shares represented by those proxies.
It is important that your Shares be represented at the Special Meeting, regardless of the number of Shares that you hold. Therefore, we urge you to complete, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to vote via the Internet or telephone.
Stockholder Proposals
If the Merger is consummated, we will not have public stockholders and there will be no public participation in any future meeting of stockholders. However, if the Merger is not completed, we expect to hold an annual meeting of stockholders in 2020, which we refer to as the “2020 Annual Meeting.”
The deadline to receive stockholder proposals under Rule 14a-8 of the Exchange Act to be considered for inclusion in the Company’s 2020 proxy statement for the 2020 Annual Meeting is March 13, 2020 (which is 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the prior year’s annual meeting of stockholders). If the date of the 2020 Annual Meeting is changed by more than 30 days from the anniversary date of the previous year’s annual meeting on August 14, 2019, then the deadline will be a reasonable time before we begin to print and mail proxy materials for the 2020 Annual Meeting. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.
In addition, if the Company receives notice of a stockholder proposal after May 16, 2020 (which is 90 days prior to the first anniversary of the preceding year’s annual meeting), it will be considered untimely pursuant to the Company’s bylaws and Rule 14a-4(c) under the Exchange Act, and the persons named in the proxies solicited by the board of directors for the 2020 Annual Meeting may exercise discretionary voting power with respect to the proposal. If the date of the 2020 Annual Meeting is changed by more than 30 days from the date of the 2019 annual meeting, written notice of a stockholder proposal must be received by the Company no later than the later of the 90th day prior to the 2020 Annual Meeting or the 15th day following the day on which public announcement of the date of such meeting is made, in order to be considered timely pursuant to the Company’s bylaws and Rule 14a-4(c) under the Exchange Act.
Our board of directors will consider stockholder nominations for directors timely given in writing to the Company prior to the 2020 Annual Meeting. To be timely, the stockholder’s nomination must be delivered within the time permitted for submission of a stockholder proposal as described in the Company’s proxy statement for the 2019 annual meeting, and in the manner described therein.
Where You Can Find More Information
We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including the Company, which you can access at http://www.sec.gov.
You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated February [  ], 2020. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to stockholders nor the issuance of cash in the Merger creates any implication to the contrary.

INCORPORATION OF INFORMATION BY REFERENCE
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about our company and our financial condition and are incorporated by reference into this proxy statement.
The following InsPro filings with the SEC are incorporated by reference in this proxy statement:
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2018; and

•
Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019.

With the mailing of this proxy statement to our stockholders, we are also including copies of our Form 10-K for the fiscal year ended December 31, 2018 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019.
We also incorporate by reference into this proxy statement additional documents that we may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents deemed incorporated by reference include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy and information statements. You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:
InsPro Technologies Corporation
Assistant Secretary
1510 Chester Pike, 400 Baldwin Tower
Eddystone, Pennsylvania 19022
Telephone: (484) 654-2200
If you would like to request documents from us, please do so by [           ], 2020, to receive them before the Special Meeting. If you request any documents from us, we will strive to mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request.

Annex A

AGREEMENT AND PLAN OF MERGER
BY AND AMONG
MAJESCO,
MAJESCO MERGER SUB, INC.,
AND
INSPRO TECHNOLOGIES CORPORATION
DATED JANUARY 30, 2020

A-i

A-ii

EXHIBITS:
Exhibit A	—	Form of Voting Agreement
Exhibit B	—	Certificate of Merger
Exhibit C	—	Amended and Restated Certificate of Incorporation
Exhibit D	—	Amended and Restated Bylaws
Exhibit E	—	Form of Letter of Transmittal
Exhibit F	—	Form of Paying Agent Agreement

A-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of January 30, 2020, by and among (i) Majesco, a California corporation (“Buyer”), (ii) Inspro Technologies Corporation, a Delaware corporation (the “Company”), and (iv) Majesco Merger Sub, Inc., a Delaware corporation (“Merger Sub”).
RECITALS
WHEREAS, the respective boards of directors of the Company, Buyer and Merger Sub have each unanimously (i) determined that it is in the best interests of their respective shareholders for Buyer to acquire the Company on the terms and subject to the conditions set forth herein, (ii) approved and declared advisable the Merger upon the terms and subject to the conditions set forth herein and in accordance with the Delaware General Corporation Law (the “DGCL”) and (iii) adopted this Agreement and the other Transaction Documents to which such Person is a party and approved the execution, delivery and performance of this Agreement and such other Transaction Documents by such Person and the consummation of the transactions contemplated hereby and thereby;
WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously resolved to recommend that the Stockholders approve the Merger, this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby;
WHEREAS, the sole stockholder of Merger Sub has approved the Merger, this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby;
WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to Buyer’s willingness to enter into this Agreement, certain stockholders of the Company have executed and delivered to Buyer a Voting Agreement (the “Voting Agreement”), in the form attached hereto as Exhibit A, pursuant to which they have agreed to support and vote in favor of the Merger in accordance with the terms of the Voting Agreement;
WHEREAS, concurrently with the execution of this Agreement a certain individual entered into an employment and confidentiality information and invention assignment agreement, which agreement shall become effective subject to and upon, the Closing (as defined below); and
WHEREAS, in furtherance thereof, upon the terms and subject to the conditions of this Agreement, at the Effective Time, Merger Sub will be merged with and into the Company (the “Merger”) in accordance with the DGCL, with the Company surviving the Merger.
NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements herein contained, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I.
MERGER; CLOSING
1.1   The Merger.   At the Effective Time and upon the terms and subject to the conditions of this Agreement and the DGCL, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation in the Merger (the “Surviving Corporation”).
1.2   Effective Time; Closing.   Upon the terms and subject to the conditions hereof, the closing of the Merger and other transactions as provided herein (the “Closing”) will take place at 10:00 a.m. local time on the day which is within three (3) Business Days following the date on which all conditions to Closing shall have been satisfied or waived (other than those that by their terms are not contemplated to be satisfied until the Closing, but subject to the fulfillment or waiver of such conditions), at the offices of Sheppard, Mullin, Richter & Hampton, LLP, 30 Rockefeller Plaza, New York, New York 10112, or such other time and place as the parties hereto may mutually agree in writing. If elected by the Company and Buyer, the

Closing shall take place by electronic transfer of the deliverables, or by other means mutually agreeable to the Company and Buyer. The date on which the Closing occurs is referred to herein as the “Closing Date”. Upon the terms and subject to the conditions of this Agreement, as soon as practicable on the Closing Date, the parties hereto will cause the Merger to be consummated by filing a certificate of merger in the form attached hereto as Exhibit B (the “Certificate of Merger”), executed in accordance with the relevant provisions of the DGCL, with the Delaware Secretary of State and make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective at such time as such Certificate of Merger is submitted for filing with the Delaware Secretary of State or at such other time indicated therein and agreed by Buyer and the Company (the “Effective Time”).
1.3   Effects of the Merger; Subsequent Actions.
(a)   The Merger shall have the effects set forth in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. To the extent provided by the DGCL, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, Liabilities and duties of the Company and Merger Sub shall become the debts, Liabilities and duties of the Surviving Corporation.
(b)   If, at or after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of the Company or Merger Sub acquired or to be acquired by the Surviving Corporation as a result of or in connection with the Merger, or otherwise to carry out the transactions contemplated by this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, as the case may be, all such deeds, bills of sale, assignments, assumption agreements and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets of the Surviving Corporation or otherwise to carry out this Agreement.
1.4   Certificate of Incorporation; Bylaws.   At the Effective Time, (a) the certificate of incorporation of the Company shall be amended and restated to read in its entirety in the form attached hereto as Exhibit C, and as so amended, shall be the amended and restated certificate of incorporation of the Surviving Corporation until thereafter amended as provided by the DGCL and (b) the bylaws of the Company shall be amended to read in its entirety in the form attached hereto as Exhibit D, and as so amended, shall become the bylaws of the Surviving Corporation.
1.5   Directors.   The directors of the Surviving Corporation shall initially be the directors of Merger Sub as of immediately prior to Closing, each to hold office in accordance with the certificates of incorporation and bylaws of the Surviving Corporation and until his or her successor is duly elected and qualified.
1.6   Officers.   The officers of the Surviving Corporation shall initially be the officers of the Company as of immediately prior to Closing, each to hold office in accordance with the certificates of incorporation and bylaws of the Surviving Corporation and until his or her successor is duly appointed and qualified.
1.7   Merger Consideration Certificate.
(a)   Prior to the execution of this Agreement, the Company has delivered to Buyer and Merger Sub, based on an estimated Closing Date mutually agreed by Buyer and the Company, a certificate signed by the Company’s chief executive officer and chief financial officer (the “Preliminary Merger Consideration Certificate”) setting forth (i) the amount estimated to be required to discharge in full the Company Indebtedness that is anticipated to be outstanding immediately prior to the Closing (the “Closing Company Indebtedness”); (ii) the amount of Closing Cash anticipated at the Closing; (iii) the amount of Transaction Costs anticipated to be unpaid at the Closing and the amount estimated to be required to discharge in full such Transaction Costs at the Closing; (iv) the Company’s estimated calculations, in reasonable detail, of (A) the Per Share Series A Preferred Merger Consideration for the outstanding shares of Series A Preferred Stock, (B) the Per Share Series B Preferred Merger Consideration for the outstanding shares of Series B Preferred Stock, (C) the Per Share Series C Preferred Merger Consideration for the outstanding shares of Series C Preferred Stock, (D) the Per Share Common Merger Consideration, (E) the Option and Warrant

Merger Consideration with respect to each Option and Warrant, and (F) the amount of the Closing Merger Consideration that will be payable at the Effective Time to each Stockholder, Optionholder and Warrantholder.
(b)   No later than three (3) Business Days prior to the Closing Date, the Company shall deliver to Buyer and Merger Sub a certificate signed by the Company’s chief executive officer (the “Merger Consideration Certificate”) updating as necessary the information in the Preliminary Merger Consideration Certificate to reflect such information at the Effective Time. The Company and Buyer shall discuss and each approve the contents of such Merger Consideration Certificate (as the Merger Consideration Certificate may be so adjusted, the “Final Merger Consideration Certificate”) and acknowledge such approval in a writing signed by each of the Company and Buyer. The calculations set forth in the Final Merger Consideration Certificate of the (A) Per Share Series A Preferred Merger Consideration, (B) Per Share Series B Preferred Merger Consideration, (C) Per Share Series C Preferred Merger Consideration, (D) Per Share Common Merger Consideration and (E) the Option and Warrant Merger Consideration, and the amounts payable in accordance thereof, will be binding and will be used for all purposes of this Agreement.
(c)   In connection with delivering the Preliminary Merger Consideration Certificate and Merger Consideration Certificate to Buyer, the Company will provide to Buyer all detailed supporting data and calculations demonstrating each component thereof and shall provide Buyer and its representatives with reasonable access to the Company’s and the Subsidiaries’ books and records, Contracts and other documents to permit Buyer to confirm the Preliminary Merger Consideration Certificate and the Merger Consideration Certificate. Notwithstanding the foregoing, the Company shall not have any obligation to provide Buyer with any such access or information which is subject to attorney-client privilege or prohibited under applicable Laws.
(d)   No later than three (3) Business Days prior to the Closing Date, the Company shall deliver to Buyer and Merger Sub wire transfer instructions from each Person to whom any Transaction Costs are, or upon consummation of the Closing will be, owed.
1.8   Closing Deliveries.
(a)   Deliveries by the Company.   Upon the terms and subject to the conditions contained herein, at the Closing, the Company shall deliver to Buyer and Merger Sub the following, each in form and substance reasonably satisfactory to Buyer:
(i)   Company Officer’s Certificate.   A certificate executed by an officer of the Company certifying that attached thereto are (A) a correct copy of the certificate of incorporation of the Company, as in effect on the Closing Date, (B) a correct copy of the by-laws of the Company, as in effect on the Closing Date, and (C) copies of resolutions of the Company Board authorizing the execution, delivery and performance of the Transaction Documents and the transactions contemplated hereby and thereby;
(ii)   Closing Certificates.   Certificates executed by the relevant persons providing the certifications required by Sections 6.1(a) and 6.1(b);
(iii)   Resignations.   Written resignations executed by each director and officer of the Company, to the extent requested by Buyer at least ten (10) business days prior to the Closing, resigning from such person’s position as an officer or director (but not such person’s employment, if any, with the Company or the Subsidiaries), in form and substance reasonably satisfactory to Buyer;
(iv)   FIRPTA Certificate.   A certificate and notice described in Treasury Regulations Sections 1.1445-2(c)(3) and 1.897-2(h), duly executed by the Company certifying that the Company is not a “United States real property holding corporation” within the meaning of Section 897 of the Code, in form and substance satisfactory to Buyer;
(v)   Related Party Agreements.   Evidence of the termination of all Contracts with Related Parties as provided in Section 5.4;
(vi)   Paying Agent Agreement.   The Paying Agent Agreement executed by the Company and the Paying Agent;

(vii)   Certificates of Good Standing.   Certificates of good standing of the Company and each of the Subsidiaries listed on Section 1.8(a)(vii) of the Disclosure Schedule from their respective jurisdictions of organization, dated within ten (10) days of the Closing Date;
(viii)   Dissolution Documents.   Evidence of dissolution of the Subsidiaries listed on Section 1.8(a)(viii) of the Disclosure Schedule; and
(ix)   Other Documents.   All other consents, certificates, documents, instruments and other items required to be delivered by the Company pursuant to the Transaction Documents, and all such other documents, certificates and instruments as Buyer reasonably requests in order to give effect to the transactions contemplated hereby.
(b)   Deliveries by Buyer.   Upon the terms and subject to the conditions contained herein, at the Closing, Buyer shall deliver to the Company the following, each in form and substance reasonably satisfactory to the Company:
(i)   Closing Certificates.   Certificates executed by an executive officer of Buyer providing the certifications required by Sections 6.2(a) and 6.2(b);
(ii)   Paying Agent Agreement.   The Paying Agent Agreement executed by the Buyer; and
(iii)   Other Documents.   All other consents, certificates, documents, instruments and other items required to be delivered by Buyer pursuant to the Transaction Documents, and all such other documents, certificates and instruments as the Company shall reasonably request in order to give effect to the transactions contemplated hereby.
1.9   Conversion of Equity.   At the Effective Time, by virtue of the Merger and without any action on the part of Buyer, Merger Sub, the Company, or the Stockholders:
(a)   Conversion of Company Stock.   Each Share issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares and Shares subject to Section 1.9(c)), shall be converted at the Effective Time into the right to receive the following:
(i)   each share of the Series C Preferred Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares) shall be cancelled and extinguished, and each such share of Series C Preferred Stock shall be converted into the right to receive the applicable Per Share Series C Preferred Merger Consideration payable with respect thereto, which will be paid to the Stockholders holding Series C Preferred Stock as provided herein, at the times and subject to the contingencies specified therein and as set forth on the Final Merger Consideration Certificate.
(ii)   each share of the Series B Preferred Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares) shall be cancelled and extinguished, and each such share of Series B Preferred Stock shall be converted into the right to receive the applicable Per Share Series B Preferred Merger Consideration payable with respect thereto, which will be paid to the Stockholders holding Series B Preferred Stock as provided herein, at the times and subject to the contingencies specified therein and as set forth on the Final Merger Consideration Certificate.
(iii)   each share of the Series A Preferred Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares) shall be cancelled and extinguished, and each such share of Series A Preferred Stock shall be converted into the right to receive the applicable Per Share Series A Preferred Merger Consideration payable with respect thereto, which will be paid to the Stockholders holding Series A Preferred Stock as provided herein, at the times and subject to the contingencies specified therein and as set forth on the Final Merger Consideration Certificate.
(iv)   each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares) shall be cancelled and extinguished, and each such share of Common Stock shall be converted into the right to receive the applicable Per Share Common Merger Consideration payable with respect thereto, which will be paid to the Stockholders holding Common Stock as provided herein, at the times and subject to the contingencies specified therein and as set forth on the Final Merger Consideration Certificate.

(b)   Cancellation of the Shares.   As of the Effective Time, all of the Shares issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate which immediately prior to the Effective Time represented any such Shares (a “Certificate”) shall cease to have any rights with respect thereto, except, in the case of Shares that are not Dissenting Shares or that are subject to Section 1.9(c), the right to receive such holder’s portion of the applicable consideration set forth in Section 1.9(a).
(c)   Cancellation of Treasury and Other Shares.   Each Share held in the treasury of the Company and each Share owned or held, directly or indirectly, by the Company, any of the Company’s Subsidiaries, Buyer or Merger Sub, in each case, immediately prior to the Effective Time, shall be canceled and retired without any conversion thereof and no payment of cash or any other distribution shall be made with respect thereto.
(d)   Capital Stock of Merger Sub.   Each share of capital stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, be converted into and exchanged for one (1) fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation.
(e)   Treatment of Options and Warrants.   Upon the execution of this Agreement, the Company shall use commercially reasonable best efforts to provide that by the Closing, all outstanding Options and Warrants shall cease to be exercisable and, effective as of the Effective Time, shall automatically be terminated and retired without any further action of the Company or Buyer, and each holder of any such Option or Warrant shall cease to have any right with respect thereto, except as hereinafter provided. Each Option and Warrant, to the extent unexercised as of the Effective Time, subject to such Option or Warrant holder’s execution and delivery of a Letter of Transmittal, shall thereafter no longer be exercisable but shall be converted into the right to receive (from the Surviving Corporation within three (3) days following the Closing), in cancellation and settlement therefor, a portion of the Merger Consideration in an amount equal to the product of  (i) the excess, if any, of  (A) the Per Share Common Merger Consideration, Per Share Series A Preferred Merger Consideration or Per Share Series B Preferred Merger Consideration, as applicable, over (B) the exercise price per share of such Option or Warrant, multiplied by (ii) the number of Shares that would have been issuable had such terminated Option or Warrant been exercised in full immediately prior to the Effective Time (such product with respect to each Option and Warrant, subject to applicable withholding taxes, shall be referred to herein as the “Option and Warrant Merger Consideration”), at the times and subject to the contingencies specified therein (subject to applicable withholding taxes) and as set forth on the Final Merger Consideration Certificate. For the avoidance of doubt, if the exercise price of any such terminated Option or Warrant is equal to or greater than the Per Share Common Merger Consideration, Per Share Series A Preferred Merger Consideration or Per Share Series B Preferred Merger Consideration, as applicable, then such Option or Warrant shall be terminated and retired without any payment or other consideration therefor. Prior to the Effective Time, the Company shall take all action necessary to terminate the Company Stock Option Plans as of the Effective Time and cause that no further rights or liabilities exist under the Company Stock Option Plans except as specifically provided in this Agreement.
1.10   Payment of Merger Consideration to the Securityholders; Exchange.
(a)   Except as provided below, at the Closing, Buyer shall pay on behalf of the Company, to the payees of all Transaction Costs, all sums necessary and sufficient to fully pay, discharge and satisfy all Transaction Costs then outstanding in accordance with the wire instructions provided by the Company to Buyer in accordance with Section 1.7(d), provided that, notwithstanding the foregoing, Buyer shall deliver to the Surviving Corporation such Transaction Costs related to the aggregate Change in Control Payments payable on or after Closing, which shall be payable through the Surviving Corporation’s payroll, subject to Section 1.13, as required by applicable Law, in accordance with the applicable terms of such Change in Control Payment.
(b)   At the Closing, Buyer shall deliver to the Paying Agent the portion of the Closing Merger Consideration to which the Stockholders are entitled pursuant to Section 1.9, by wire transfer of immediately available funds to an account designated by the Paying Agent. Promptly following the Paying Agent’s receipt of such funds, the Paying Agent shall pay to each Stockholder who shall have delivered a completed

Letter of Transmittal and Certificate(s) held by such Stockholder for cancellation to the Paying Agent at or prior to the Closing, the applicable amount to which such Stockholder is entitled pursuant to Section 1.9.
(c)   At the Closing, Buyer shall deliver to the Surviving Corporation the aggregate Option and Warrant Merger Consideration payable by the Company to holders of Options and Warrants in connection with the Closing pursuant to Section 1.9.
(d)   Promptly after the date hereof and prior to the Closing date, the Company shall cause the Paying Agent to mail to each holder of record of Shares a Letter of Transmittal. Each holder of a Share that by virtue of the Merger has been canceled and extinguished and automatically converted into the right to receive a portion of the Closing Merger Consideration as set forth in Section 1.9 shall be entitled to receive from the Paying Agent, promptly upon surrender to the Paying Agent of  (i) a Certificate together with (ii) a properly executed and completed Letter of Transmittal, the portion of the Closing Merger Consideration payable pursuant to Section 1.9 for each Share represented by such Certificate, as the case may be. In the event that any Stockholder’s Certificates have been lost, stolen or destroyed, upon the making of a customary affidavit of that fact by the Stockholder claiming such Certificate to be lost, stolen or destroyed, the Paying Agent will pay to such Stockholder, in exchange for the Shares represented by such lost, stolen or destroyed Certificate, the portion of the Closing Merger Consideration to which such Stockholder is entitled pursuant to Section 1.9. To the extent that any Stockholder fails to deliver, at or prior to Closing, an executed Letter of Transmittal, until surrendered to the Paying Agent, the Certificate evidencing such Stockholder’s Shares (other than in respect of any Dissenting Shares) will be deemed from and after the Effective Time, for all corporate purposes, to represent only the right to receive, upon surrender, the Merger Consideration issuable in exchange for Company stock represented by such Certificate in accordance with the provisions of this Agreement. At any time following the date that is one (1) year after the Closing Date, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any accrued interest thereon) which had been paid to the Paying Agent and which has not, as of the date of such termination, been disbursed to Stockholders. Thereafter such Stockholders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) only as a general creditor thereof with respect to the portion of the Merger Consideration payable upon surrender of their stock certificates, without any interest thereon. None of the Surviving Corporation or the Paying Agent shall be liable to any Stockholder in respect of such Stockholder’s portion of the Merger Consideration that is delivered to a public official pursuant to and in accordance with any applicable abandoned property, escheat or similar Law.
(e)   Subject to this Section 1.10, from and after the Effective Time, the holders of Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares, other than the right to receive the applicable portion of the Merger Consideration as provided in this Agreement.
1.11   Dissenting Shares.
(a)   Notwithstanding any other provision of this Agreement to the contrary, any Share that is outstanding immediately prior to the Effective Time and that is held by a Stockholder who shall have not voted in favor of the Merger or consented thereto in writing and who shall have properly demanded appraisal for such Share in accordance with the terms and conditions of Section 262 of the DGCL (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive the applicable portion of the Merger Consideration. Such Stockholder shall instead be entitled to receive payment of the appraised value of such Share in accordance with the provisions of Section 262 of the DGCL, except that any Dissenting Share held by a Stockholder who shall have failed to perfect or who effectively shall have withdrawn or otherwise lost his, her or its rights to appraisal of such Share under Section 262 of the DGCL shall thereupon be deemed to have been converted into and to have become exchangeable, as of the Effective Time, for the right to receive, without any interest thereon, the applicable portion of the Merger Consideration. The Company shall give Buyer prompt notice of any demands received by the Company for appraisal of Shares and attempted withdrawals of such demands, and any other instruments or documents served pursuant to the DGCL and received by the Company with respect to such demands, and the Company shall give Buyer the opportunity to direct all negotiations and proceedings which take place prior to the Effective Time with respect to such demands. Except with the prior written consent of Buyer, the Company shall not make any payment with respect to, or offer to settle or settle, any such demands. Any amount deposited with the Paying Agent with respect to Shares that become Dissenting Shares shall be used to pay the amount payable to such Dissenting Shares upon the determination of such amount by a court of competent jurisdiction pursuant to Section 262 of the DGCL.
(b)   At the Effective Time and thereafter, any holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL.
1.12   Stock Transfer Books.   At the close of business, New York City time, on the Business Day immediately prior to the day the Effective Time occurs, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of Shares thereafter on the records of the Company.
1.13   Withholding.   Each of Buyer, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from any amount otherwise payable to any Person pursuant to this Agreement such portion as it is required by applicable Law to deduct and withhold with respect to the making of such payment; provided, however, that in the event that Buyer becomes aware that an amount is required to be withheld from any payments in respect of Shares, Buyer shall use commercially reasonable efforts to so notify the holder of such Shares and shall work in good faith with such holder, at such holder’s request, to minimize the amount of such withholding in accordance with applicable Law. To the extent that an amount is so withheld and timely paid over to or deposited with the relevant Governmental Authority by Buyer, the Surviving Corporation or the Paying Agent, such withheld amount shall be treated for all purposes of this Agreement as having been paid to the applicable Person with respect to which such deduction and withholding was made.
ARTICLE II.
REPRESENTATIONS AND WARRANTIES
OF THE COMPANY
The Company hereby makes the representations and warranties contained in this Article II to Buyer as of the date of this Agreement and as of the Closing, subject to such exceptions as are specifically (i) disclosed in writing in the disclosure schedule supplied by the Company to Buyer, dated as of the date hereof   (the “Disclosure Schedule”), or (ii) as otherwise expressly disclosed in the Company SEC Reports filed since January 1, 2017 (excluding any disclosures set forth in any risk factor or “forward-looking statements” section to the extent they are cautionary, predictive or forward-looking in nature), but it being agreed that the exception set forth in this clause (i) shall not be applicable to Sections 2.1(a), 2.2 or 2.3, as follows:
2.1   Organization and Qualification; Subsidiaries.
(a)   Each of the Company and its subsidiaries set forth on Section 2.1(a) of the Disclosure Schedule (the “Subsidiaries”), is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and has the requisite corporate, limited liability company, or limited partnership power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of the Company and the Subsidiaries is duly qualified or licensed as a foreign organization to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.
(b)   The Company has no subsidiaries except for the Subsidiaries, and owns no debt, equity or other similar interest in any other Person except for the Subsidiaries. Neither the Company nor the Subsidiaries have agreed, are obligated to make, or are bound by, any written, oral or other agreement, contract, sub-contract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sub-license, insurance policy, benefit plan, commitment, or undertaking of any nature, under which they may become obligated to make, any future investment in or capital contribution to any other Person. Neither the Company nor the Subsidiaries directly or indirectly own any equity or similar interest in or any interest convertible, exchangeable or exercisable for any equity or similar interest in, any other Person.

(c)   Section 2.1(c) of the Disclosure Schedule lists all jurisdictions in which each of the Company and the Subsidiaries is qualified to do business, and also lists the names of the Company’s directors and officers.
2.2   Authorization; No Conflict; Required Vote of the Stockholders.
(a)   The Company has all necessary corporate power and authority to execute and deliver this Agreement and all other Transaction Documents delivered in connection with this Agreement and to perform its obligations hereunder and thereunder and, subject to obtaining the Requisite Stockholder Approval, to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Company or the Securityholders and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the Transaction Documents or to consummate the transactions so contemplated (other than, with respect to the Merger, the Requisite Stockholder Approval). This Agreement and the Transaction Documents have been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Buyer and Merger Sub, constitute the legal and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to (i) the effect of bankruptcy, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditor’s rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law).
(b)   Except as set forth in Section 2.2(b) of the Disclosure Schedule and subject to obtaining the Requisite Stockholder Approval, the execution, delivery and performance of Transaction Documents by the Company, and the consummation of the transactions contemplated thereby, will not, with or without notice, lapse of time, or both: (i) conflict with or result in a breach or violation of the Charter Documents of the Company; (ii) conflict with, result in a default, modification or termination under, give any Person a right of termination, cancellation, acceleration, suspension or revocation under, result in the loss of a material benefit or the imposition of an material obligation under, or require any consent, waiver, approval, notice, filing, declaration or authorization under, any Material Contract or Material Permit; (iii) result in the creation or imposition of any material Lien on the Shares or the Company, the Subsidiaries or any of their assets, or give to others any interest or right in the Company’s or the Subsidiaries’ material properties or assets, including, a right to purchase any of such properties; or (iv) violate in any material respect any Law to which the Company or the Subsidiaries or any of their respective properties, rights or assets are subject or bound or require the consent, authorization or approval of, or notice to, any Governmental Authority, except, in each case, to the extent such conflict, violation, breach, default, impairment or other effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)   The execution and delivery of this Agreement and the Transaction Documents by the Company does not, and the performance of this Agreement and the Transaction Documents by the Company will not, require any consent, approval, authorization or permit of, or registration, filing with or notification to any Governmental Authority, except for (i) applicable requirements, if any, of the Securities Act, the Securities Exchange Act, and U.S. state securities laws, and (ii) the filing and recordation of the Certificate of Merger as required by the DGCL.
(d)   The Company Board has, as of the date hereof, unanimously (i) approved this Agreement and the transactions contemplated hereby, subject to Stockholder approval, (ii) determined that the Merger is fair to and in the best interests of the Stockholders, and (iii) recommended that the Stockholders approve and adopt this Agreement and approve the Merger.
(e)   The affirmative vote of  (i) the holders of 2/3 of each class of issued and outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock entitled to vote thereon, and (ii) the holders of a majority of the issued and outstanding shares of Common Stock constitutes the only vote of the holders of any class or series of the Company’s equity securities required or necessary to approve the transactions contemplated by this Agreement, including the Merger, under the DGCL, the Charter Documents of the Company and all Contracts between the Company and the Stockholders (the “Requisite Stockholder Approval”).

2.3   Capitalization.
(a)   The authorized capital stock of the Company consists solely of  (i) 750,000,000 shares of Common Stock, of which as of the date of this Agreement 41,673,655 shares are issued and outstanding, (ii) 3,437,500 shares of Series A Preferred Stock, of which as of the date of this Agreement 1,270,250 shares are issued and outstanding, (iii) 11,000,000 shares of Series B Preferred Stock, of which as of the date of this Agreement 5,307,212 shares are issued and outstanding, (iv) 4,000,000 shares of Series C Preferred Stock, of which as of the date of this Agreement 1,254,175 shares are issued and outstanding (collectively, the “Shares”), (v) 30,000,000 shares of Common Stock authorized for issuance under the Company Stock Option Plans, of which as of the date of this Agreement 28,296,980 shares remain reserved for issuance, and (vi) 500,000 shares of Common Stock and 25,000 shares of Series A Preferred Stock reserved for issuance upon the exercise of the Warrants. All of the Shares have been duly authorized and validly issued, and are fully paid and nonassessable. All outstanding Shares, Options and Warrants and all outstanding equity securities of the Subsidiaries have been issued and granted in compliance in all material respects with all applicable Laws. None of the Shares were issued in violation of any preemptive rights (including any preemptive rights set forth in the Charter Documents of the Company), rights of first refusal or similar rights. Section 2.3(a) of the Disclosure Schedule sets forth (i) a list of the names of the holders of Shares, Options and Warrants, (ii) the number of shares of Common Stock subject to such Option or Warrant; (iii) the exercise price of each Option or Warrant; (iv) the date on which each Option or Warrant was granted; (v) the applicable vesting schedule; (vi) the date on which such Option or Warrant expires; and (vii) whether the exercisability of such Option or Warrant will be accelerated in any way by the transactions contemplated hereby, if any, and indicates the extent of any such acceleration. All Shares issuable upon exercise of Options or Warrants have been duly reserved for issuance by the Company, and upon any issuance of such Shares or Warrants in accordance with the terms of such Options or Warrants, will be duly authorized, validly issued and fully paid and nonassessable. Except as set forth in Section 2.3(a) of the Disclosure Schedule, there are no outstanding or authorized stock appreciation, restricted stock awards, phantom stock or similar rights with respect to the Company. Except as set forth in Section 2.3(a) of the Disclosure Schedule and except for the Voting Agreement, there are no voting agreements or voting trusts with respect to any of the Shares. Except as set forth in Section 2.3(a) of the Disclosure Schedule, the Company does not hold any shares of its capital stock in treasury. No Person other than the Securityholders owns any shares of capital stock or other securities of the Company or has any claim, right or interest in or to any shares of capital stock or other securities of the Company.
(b)   Except as set forth in Section 2.3(a) hereof, there are no subscriptions, options, warrants, equity securities, equity-linked securities, appreciation rights, phantom equity, partnership interests or similar ownership interests, calls, rights (including preemptive rights), Contracts, commitments or agreements of any character to which the Company or the Subsidiaries are a party or by which any of them are bound obligating the Company or the Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, or deliver cash or other consideration with respect to, any shares of capital stock, partnership interests or similar ownership interests or equity-linked securities of the Company or the Subsidiaries or obligating the Company or the Subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, equity-linked security, appreciation rights, call, right, commitment or agreement. Except as set forth in Section 2.3(b) of the Disclosure Schedule, there are no registration rights and there is no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which the Company or the Subsidiaries is a party or by which any of them is bound with respect to, any equity security of any class of the Company or the Subsidiaries.
2.4   Reports; Financial Statements.
(a)   The Company has made available to Buyer a correct and complete copy of each report, schedule, registration statement and definitive proxy statement or other documents filed by the Company with the SEC on or after January 1, 2014 (the “Company SEC Reports”), which are all the forms, reports and documents required to be filed by the Company with the SEC since such date. As of their respective dates, the Company SEC Reports (x) complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act, as the case may be, and (y) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the Company SEC Reports (the “Financial Statements”) (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) were prepared in accordance with generally accepted accounting principles of the United States (“GAAP”), applied on a consistent basis during the periods involved (except as may be indicated therein in the notes thereto), (iii) fairly present (subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments (which are not expected to be, individually or in the aggregate, materially adverse to the Company and the Subsidiaries taken as a whole) and the absence of complete footnotes) in all material respects the consolidated financial position of the Company and the Subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended and (iv) were compiled from, and are consistent with, the books and records of the Company, which books and records are accurate and complete in all material respects. The Subsidiaries are treated as consolidated subsidiaries of the Company in the Financial Statements for all periods covered thereby.
(b)   The Company and the Subsidiaries have established and maintain a system of  “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Securities Exchange Act) that are designed to provide reasonable assurance (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, (ii) that receipts and expenditures of the Company and the Subsidiaries are being made only in accordance with authorizations of management and the Company Board, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s and the Subsidiaries’ assets that could have a material effect on the Company’s financial statements.
(c)   The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Securities Exchange Act with respect to such reports. The Company has disclosed, based on its most recent evaluation of such disclosure controls and procedures, to the Company’s auditors and the audit committee of the Company Board and in Section 2.4(c) of the Disclosure Schedule (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that could adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meaning assigned to them in Public Company Accounting Oversight Board Auditing Standard 2, as in effect on the date hereof.
(d)   Neither the Company nor the Subsidiaries are a party to, or have any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and the Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Securities Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material Liabilities of, the Company or the Subsidiaries in the Company’s or the Subsidiaries’ published financial statements or other Company SEC Reports.
(e)   Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Securities Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, the “Sarbanes-Oxley Act”) with respect to the Company SEC Reports. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Neither the Company nor the Subsidiaries have outstanding (nor have arranged or modified since the enactment of the Sarbanes-Oxley Act) any “extensions of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act) to directors or executive officers (as defined in Rule 3b-7 under the Securities Exchange Act) of the Company or the Subsidiaries. The Company is otherwise in compliance with all applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules of the NYSE MKT, except for any non-compliance that would not have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
2.5   Property.
(a)   The Company does not own and has never owned any Real Property.
(b)   Section 2.5(b) of the Disclosure Schedule sets forth a description of all Real Property Leases under which the Company leases, subleases, uses or occupies any Company Leased Real Property (including street address, lessor, rent and the Company’s principal use thereof). The Company has a valid leasehold interest in the Company Leased Real Property granted to the Company pursuant to each Real Property Lease (subject to proper authorization and execution of such Real Property Lease by the other party thereto and Permitted Liens).
(c)   The Company Leased Real Property includes all interests in real property used to conduct the operations of the Company as presently conducted. Except as set forth in Section 2.5(c) of the Disclosure Schedule, (i) there is no party other than the Company in possession of any portion of the Company Leased Real Property, and (ii) the Company has not entered into any Contract that remains in force or effect that grants (and to the Knowledge of the Company there are no other Contracts that remain in force or effect that grant) any Person (other than the Company) the right of use or occupancy of any portion (other than common spaces) of the Company Leased Real Property.
(d)   True, correct and complete copies of all Real Property Leases have been made available to Buyer as of the date hereof. The Company does not lease or otherwise occupy any real property used in the operations or businesses of the Company other than the Company Leased Real Property.
(e)   Each Real Property Lease is in full force and effect. All of the Real Property Leases are valid, binding and enforceable against the Company and, to the Knowledge of the Company, each other party thereto, in accordance with their terms except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting enforcement of creditors’ rights generally and except insofar as the availability of equitable remedies may be limited by Law. The Company is not in breach or default under any Real Property Lease in any material respect. To the Knowledge of the Company, no other party is in breach or default in any material respect under any Real Property Lease.
(f)   The Company has good and valid title to, or a valid leasehold interest in (or other right to use), all of the tangible personal property shown to be owned or leased by it on the Financial Statements and all other assets reflected in the books and records of the Company, free and clear of all Liens, except (i) for Permitted Liens, (ii) for inventory, or other immaterial or obsolete assets, disposed of in the Ordinary Course of Business since the date of the Financial Statements or (iii) as set forth in Section 2.5(f) of the Disclosure Schedule.
(g)   All material items, furniture, furnishings, machinery, equipment, vehicles and other material tangible personal property owned or leased by the Company are in good operating condition and repair (subject to normal wear and tear and replacement in accordance with the Company’s existing replacement policies).
(h)   The assets and properties of the Company (i) constitute all of the assets and properties, including all tangible and intangible personal property, that are used in and necessary for the conduct of its businesses as currently conducted, (ii) are sufficient to conduct the Company’s businesses from and after the Closing in the same manner as currently conducted, and (iii) are in the exclusive possession and control of the Company, and no Person other than the Company is entitled to possession of any portion of the assets and properties of the Company.

2.6   Environmental Matters.
(a)   The Company and the Subsidiaries are in compliance in all material respects with all Environmental Laws and all Environmental Permits. The Company and the Subsidiaries possess all material Environmental Permits which are required for the operation of their respective businesses. The Company has not received any written notice, report, or other information regarding any actual or alleged violation of Environmental Law or Environmental Permit or any currently pending or unresolved claims relating to actual or potential Liability under Environmental Law and the Company is not the subject of any Order under Environmental Law.
(b)   The Company has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, released, or exposed any Person to, any Hazardous Materials, or owned or operated any property or facility contaminated by any Hazardous Materials so as to give rise to any material Liability. The Company has not assumed, undertaken, provided an indemnity with respect to, or otherwise become subject to, any material Liability of any other Person relating to any Environmental Law or Hazardous Materials.
(c)   The Company has furnished to Buyer all material environmental audits, reports, and other material documents relating to environmental matters relating to the Company and each of its predecessors, and each of its respective past or current properties, facilities or operations, that are in the Company’s current possession, custody or control.
2.7   Taxes.
(a)   Each of the Subsidiaries has had, since its formation, the U.S. federal income tax classification set forth on Section 2.7(a) of the Disclosure Schedule.
(b)   The Company and the Subsidiaries (i) have timely filed all Tax Returns required to be filed by the Company and the Subsidiaries, (ii) all such Tax Returns were true, correct and complete in all material respects when filed and all Taxes due by the Company and each of the Subsidiaries have been timely paid in full when due regardless of whether shown to be due on such Tax Returns, (iii) have or have caused to be duly and timely withheld and paid over to the appropriate Governmental Authorities all Taxes required to be so withheld and paid over for all periods under all applicable Laws, (iv) has collected and properly maintained all documentation and forms related to Taxes required to be so collected and maintained, and (v) have complied with information reporting requirements with respect to such withheld amounts.
(c)   The unpaid Taxes of the Company and each of the Subsidiaries (i) did not, as of June 30, 2019, exceed the reserve for Tax liabilities (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the unaudited consolidating balance sheet of the Company and its Subsidiaries, at June 30, 2019 (rather than in any notes thereto) and (ii) will not exceed that reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company and each of its Subsidiaries in filing their Tax Returns;
(d)   Since December 31, 2014, neither the Company nor any Subsidiary has made or changed any material election in respect of Taxes, adopted or changed any accounting method in respect of Taxes, entered into any closing agreement, settled any claim or assessment in respect of Taxes, prepared or filed any Tax Return inconsistent with past practice or applicable Law or any amended Tax Return, settled any claim or assessment in respect of Taxes, surrendered any refund claim, or consented to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes.
(e)   There are no state, local or foreign tax audits, examinations or administrative proceedings pending or currently being conducted with respect to the Company or any of its Subsidiaries and neither the Company nor any Subsidiary has received from any federal, state, local, or foreign Governmental Authority (including from Governmental Authorities in jurisdictions where the Company or the relevant Subsidiary has not filed Tax Returns) any (i) written notice indicating an intent to open an audit, examination or administrative proceeding, or (ii) written notice of deficiency or proposed adjustment for a material amount of Tax proposed, asserted, or assessed by any Tax Authority.

(f)   Neither the Company nor any of the Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return, and neither the Company nor any of the Subsidiaries has waived any statute of limitation with respect to any Tax or agreed to any extension of time with respect to a Tax assessment or deficiency. No claim has ever been made by a Governmental Authority in writing in a jurisdiction where the Company or any of the Subsidiaries does not file a Tax Return that the Company or any such Subsidiary is or may be subject to taxation by that jurisdiction in respect of Taxes that would be covered by or the subject of such Tax Return.
(g)   Neither the Company nor any of the Subsidiaries is, nor has been, treated as residing in or having a permanent establishment or otherwise being deemed to be doing business in any manner (including activities of or through employees, independent contractors, licensees, resellers, or any other services or representative relationship or by or through any entities, facilities, offices or places of business) in any jurisdiction outside the United States.
(h)   Neither the Company nor any of the Subsidiaries has requested or received a ruling, technical advice memorandum or similar ruling or memorandum from any Governmental Authority or signed a closing or other agreement with any Governmental Authority and there is no power of attorney with respect to any Taxes that will remain outstanding after the closing.
(i)   Neither the Company nor any of the Subsidiaries has been a party to any “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code or Treasury Regulation Section 1.6011-4 or any other transaction requiring disclosure under similar provisions of state, local or foreign Tax law.
(j)   Neither the Company nor any of the Subsidiaries is a party to any Tax allocation or Tax sharing agreement or similar arrangement or agreement (including an indemnification agreement or arrangement) the obligations of which will survive the Closing.
(k)   Neither the Company nor any of the Subsidiaries has ever been a member of a group filing a consolidated federal income Tax Return or a combined, consolidated, unitary or other affiliated group Tax Return for state, local or foreign Tax purposes (other than a group the common parent of which is the Company), and neither the Company nor any of the Subsidiaries has any liability for the Taxes of any Person (other than the Company and the Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Tax Law), or as a transferee or successor, or by contract, or otherwise.
(l)   Neither the Company nor any of the Subsidiaries is required to include an item of income in, or exclude an item of deduction from, any Tax period (or portion thereof) ending after the Closing Date as a result of  (i) an installment sale transaction occurring on or before the Closing Date governed by Section 453 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax laws); (ii) a transaction occurring on or before the Closing Date reported as an open transaction for federal income Tax purposes (or any similar doctrine under state, local or non-U.S. laws); (iii) any prepaid amounts received on or prior to the Closing Date other than amounts included on the Financial Statements or accrued in the ordinary course of business since then; (iv) a change in method of accounting requested or occurring on or prior to the Closing Date; (v) an agreement entered into with any Governmental Authority (including a “closing agreement” under Section 7121 of the Code) on or prior to the Closing Date; (vi) an election (including a protective election) pursuant to Section 108(i) of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law); or (vii) an intercompany transaction or excess loss account described in the Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law) with respect to a transaction occurring on or prior to the Closing Date.
(m)   At no time during the two-year period ending on the date hereof was the Company a “distributing corporation” or a “controlled corporation” in a distribution of stock to which Section 355 of the Code applied or was intended to apply.
(n)   There is no joint venture, partnership, limited liability company, or other arrangement or contract to which the Company or any Subsidiary is a party that is treated as a partnership for federal income Tax purposes.

(o)   All transactions or arrangements made by the Company and each Subsidiary with related parties have been made on arm’s length terms, in accordance with applicable transfer pricing principles and the processes by which prices, amounts and terms have been arrived at have, in each case, contemporaneous documentation substantiating the transfer pricing practices have been maintained.
(p)   The Company has delivered to Buyer correct and complete copies of all Tax Returns of the Company and each Subsidiary for taxable periods beginning on or after January 1, 2015, and all examination reports and statements of deficiencies assessed against or agreed to by the Company or the Subsidiary filed or received at any time
(q)   There are no Liens for Taxes (other than Permitted Liens) upon any assets of the Company or the Subsidiaries.
2.8   Employee Benefit Plans.
(a)   Each “employee benefit plan,” as defined in ERISA, and all other pension, retirement, supplemental retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, stock purchase, stock ownership, stock option, stock appreciation right, profits interest, employment, severance, salary continuation, termination, change-of-control, health, life, disability, group insurance, vacation, holiday and fringe benefit plan, program, contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded and including any that have been frozen) maintained, contributed to, or required to be contributed to, by (i) the Company or (ii) the Subsidiaries, or under which the Company has any Liability (including on account of any trade or business (whether or not incorporated) which is a member of a controlled group or which is under common control with the Company within the meaning of Sections 414(b) or (c) of the Code (an “ERISA Affiliate”)), with respect to any current or former employee, director, officer or independent contractor of the Company or of the Subsidiaries (the “Employee Benefit Plans”), are listed in Section 2.8(a) of the Disclosure Schedule. The Company has provided to Buyer, as applicable: (i) correct and complete copies of each Employee Benefit Plan including (without limitation) all amendments thereto, all related trust documents; (ii) the three (3) most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Employee Benefit Plan; (iii) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Employee Benefit Plan; (iv) all IRS determination, opinion, notification and advisory letters specific to each Employee Benefit Plan; (v) all material correspondence to or from any Governmental Authority relating to any Employee Benefit Plan; (vi) all COBRA forms and related notices within the last three (3) years; (vii) all discrimination tests for the Employee Benefit Plans for the most recent three (3) plan years; (viii) the most recent annual actuarial valuations, if any, prepared for each Employee Benefit Plan; (xi) the most recent annual and periodic accounting of the Employee Benefit Plan assets; (x) all material written agreements and contracts relating to each Employee Benefit Plan, including, but not limited to, administrative service agreements, group annuity contracts and group insurance contracts; (xi) all material communications generally distributed to all employees or former employees within the last three (3) years relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material Liability to the Company or the Subsidiaries under any Employee Benefit Plan or proposed Employee Benefit Plan and which are not reflected in the current summary plan description and plan document; and (xii) all policies pertaining to fiduciary liability insurance covering the fiduciaries for each Employee Benefit Plan.
(b)   The Company is in compliance in all material respects with the provisions of ERISA, the Code and all statutes, orders, rules and regulations (foreign or domestic) applicable to the Employee Benefit Plans. Each Employee Benefit Plan is and has been maintained, operated and administered in compliance in all material respects with its terms and the applicable provisions of ERISA, the Code and all statutes, orders, rules and regulations (foreign or domestic) which are applicable to such Employee Benefit Plans.
(c)   No Actions (excluding individual claims for benefits incurred in the normal operation of the Employee Benefit Plan) have been brought, or to the Knowledge of the Company is threatened, against or with respect to any such Employee Benefit Plan. Neither the Company nor the Subsidiaries have received any correspondence from the IRS or the Department of Labor regarding, and, to the Knowledge of the Company, there are no audits, enquiries or proceedings pending or, threatened by the IRS or the Department of Labor with respect to any Employee Benefit Plans. All contributions, reserves or premium payments required to be made or accrued as of the date hereof and as of the Closing Date to Employee Benefit Plans have or will have been timely made or accrued.
(d)   Any Employee Benefit Plan intended to be qualified under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code has obtained (or has an outstanding application for) a favorable determination, notification, advisory and/or an opinion letter, as applicable, as to its qualified status from the IRS, and, to the Knowledge of the Company, nothing has occurred with regard to each such pension plan and the related trusts that could jeopardize such qualified status and exemption from taxation under Section 501(a) of the Code. The Company does not have any plan or commitment to establish any new Employee Benefit Plan, to materially modify any Employee Benefit Plan (except to the extent required by Law or to conform any such Employee Benefit Plan to the requirements of any applicable Law, in each case as previously disclosed to Buyer in writing, or as required by this Agreement), or to enter into any new Employee Benefit Plan.
(e)   No Employee Benefit Plan is now or at any time has been subject to Title IV of ERISA. Neither the Company nor any ERISA Affiliate has ever contributed to, or been required to contribute to any “multiemployer plan” (within the meaning of Section 3(37) of ERISA) and neither the Company nor any ERISA Affiliate has any Liability (contingent or otherwise) relating to the withdrawal or partial withdrawal from a multiemployer plan. Neither the Company, the Subsidiaries, nor, to the Knowledge of the Company, any other Person are subject to any Liability or penalty with respect to any Employee Benefit Plan under Section 4975 through 4980B of the Code (other than routine claims for benefits under any Employee Benefit Plan). No “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Employee Benefit Plan that would reasonably be expected to impose a material Liability on the Company or the Subsidiaries.
(f)   The Company, the Subsidiaries and each ERISA Affiliate have complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code and the regulations thereunder (“COBRA”). None of the Employee Benefit Plans promises or provides retiree medical or other retiree welfare benefits to any Person except as required by applicable Law, and neither the Company nor the Subsidiaries have represented, promised or contracted (whether in oral or written form) to provide such retiree benefits to any employee, former employee, director, consultant or other Person, except to the extent required by Law.
(g)   Except as set forth on Section 2.8(g) of the Disclosure Schedule, neither the execution and delivery of this Agreement or the Transaction Documents nor the consummation of the transactions contemplated hereby and thereby, solely by themselves, will (i) result in any material payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of the Company or the Subsidiaries under any Employee Benefit Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Employee Benefit Plan, (iii) limit the right to merge, amend or terminate any Employee Benefit Plan, or (iv) result in the acceleration of the time of payment or vesting of any such benefits under any Employee Benefit Plan.
(h)   Except as set forth on Section 2.8(h) of the Disclosure Schedule, no payment or benefit that will or may be made by the Company or the Subsidiaries with respect to any employee, former employee, director, officer or independent contractor of the Company or the Subsidiaries, either alone or in conjunction with any other payment, event or occurrence, (i) will or could reasonably be characterized as an “excess parachute payment” under Section 280G of the Code or (ii) will not be fully deductible as a result of Section 162(m) of the Code. There is no Contract to which the Company or the Subsidiaries are a party or by which are bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.
(i)   Section 2.8(i) of the Disclosure Schedule sets forth the name, title and current annual salary of all present officers and employees of the Company and the Subsidiaries whose rate of annual compensation equals or exceeds $100,000 together with a statement of the full amount of all remuneration paid by the Company or the Subsidiaries to each such person, during the twelve (12)-month period ending December 31, 2019.

(j)   The Company does not maintain any Employee Benefit Plan or other benefit arrangement covering any employee or former employee outside of the United States and has never been obligated to contribute to any such plan. The Company and each ERISA Affiliate has, for purposes of each Employee Benefit Plan, correctly classified all individuals performing services for the Company as common law employees, leased employees, independent contractors or agents, as applicable.
2.9   Labor Matters.
(a)   The Company has made available to Buyer a complete list of all employees of the Company and the Subsidiaries, with the current rate of compensation (if any, and including salary, wages, commissions, and bonus target) payable to each, any accrued but unused vacation time and/or sick leave time, any earned but unpaid incentive, bonus or deferred payments under any Employee Benefit Plan, the date of employment or engagement of each such Person, job title or position, part- or full-time status, classification as exempt or non-exempt for wage and hour purposes, and if on leave, the expected return date.
(b)   Neither the Company nor the Subsidiaries (i) are a party to any collective bargaining agreement or other labor union contract applicable to Persons employed by the Company or the Subsidiaries nor does the Company or the Subsidiaries know of any activities or proceedings of any labor union to organize any such employees, (ii) have any Knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of the Company or the Subsidiaries, and (iii) have any Knowledge of any unfair labor practice charges or complaints pending, or threatened, against the Company or the Subsidiaries, and no such charge or complaint has been filed against the Company or the Subsidiaries in the past three (3) years. Neither the Company nor the Subsidiaries are engaged in any unfair labor practice, as defined in the National Labor Relations Act or other applicable Laws.
(c)   During the past three (3) years, (i) each of the Company and the Subsidiaries is and has been in material compliance with all applicable Laws with respect to labor and employment, including, without limitation, Laws with respect to employment and employment practices, discrimination or harassment in employment, immigration and naturalization, retaliation, occupational safety and health, unemployment compensation, workers’ compensation, affirmative action, terms and conditions of employment, wages, hours, vacation, leaves, employee whistle-blowing, employee privacy, disability, collective bargaining, secondment, layoffs, and classification of workers as employees and independent contractors and as exempt or nonexempt under the Fair Labor Standard Act and comparable state Laws, and employment record keeping and posting requirements, (ii) except as disclosed in Section 2.9(c) of the Disclosure Schedule, to the Knowledge of the Company, there have been no Actions pending before any Governmental Authority, or threats thereof with respect to labor and employment Laws or matters, including Actions between the Company or the Subsidiaries (on the one hand) and any of the current or former employees or current or former workers of the Company or the Subsidiaries (on the other hand), (iii) there have been no written notices of charges of discrimination in employment or employment practices for any reason or noncompliance with any other Law with respect to labor or employment that have been asserted, or, to the Knowledge of the Company, threats thereof, before the United States Equal Employment Opportunity Commission or any other Governmental Authority, (iv) neither the Company nor the Subsidiaries have been a party to, or otherwise bound by, any consent decree or settlement agreement with, or citation by, any Governmental Authority relating to their current or former employees or employment practices, and (v) to the Knowledge of the Company, neither the Company nor the Subsidiaries have been subject to any audit or investigation by the Occupational Safety and Health Administration, the Department of Labor, or other Governmental Authority with respect to labor or employment Laws or with respect to the employees of the Company or the Subsidiaries, or subject to fines, penalties, or assessments associated with such audits or investigations. To the Knowledge of the Company, there is no reasonable basis for any claim by any current or former employee, candidate, or non-employee worker that they were subject to a wrongful discharge, or any employment discrimination or retaliation by the Company or the Subsidiaries, or their respective management, arising out of or relating to such individual’s race, sex, age, religion, national origin, ethnicity, handicap, any other protected characteristic or activity protected under applicable Laws, or based upon an alleged breach of contract. There are no pending or, to the Knowledge of the Company, threatened claims or actions against the Company or the Subsidiaries under any worker’s compensation policy, short-term disability plan or policy, or long-term disability plan or policy (other than routine claims for payment of benefits).

(d)   Neither the Company nor the Subsidiaries have experienced a “plant closing,” “business closing,” or “mass layoff” as defined in the WARN Act or any similar state, local or foreign law or regulation affecting any site of employment of the Company or the Subsidiaries or one or more facilities or operating units within any site of employment or facility of the Company or the Subsidiaries, and, during the ninety (90) day period preceding the date hereof, no Person has suffered an “employment loss” (as defined in the WARN Act) with respect to the Company or the Subsidiaries. Except as disclosed in Section 2.9(d) of the Disclosure Schedule, in the past twelve (12) months no officer’s or key employee’s employment with the Company or the Subsidiaries has been terminated for any reason, and, to the Knowledge of the Company, no officer or key employee has expressed any plans to terminate his, her or their employment or service arrangement with the Company or the Subsidiaries prior to Closing or within one (1) year following the consummation of the transactions contemplated hereby.
(e)   To the Knowledge of the Company, the Company and the Subsidiaries have properly treated all individuals performing rendered services to either the Company or the Subsidiaries as employees, leased employees, independent contractors or agents, as applicable, for all federal, state local and foreign Tax purposes. There has been no determination by any Governmental Authority that any independent contractor is an employee of the Company or the Subsidiaries, or that an employee of the Company or the Subsidiaries was improperly classified as exempt or nonexempt under the Fair Labor Standard Act and comparable state Laws.
(f)   Every employee of the Company and the Subsidiaries who requires authorization from a Governmental Authority to work in such employee’s place of work, as set forth on Section 2.9(f) of the Disclosure Schedule, has the necessary immigration documentation or other necessary permission. The Company and the Subsidiaries, as applicable, are in compliance in all material respects with all Laws regarding immigration and/or employment of non-citizen workers, work authorization, and the use of E-Verify or similar work-authorization verification systems, and all Persons employed by the Company and the Subsidiaries or retained as independent contractors by the Company and the Subsidiaries during the past three (3) years were at the time of their employment, legally entitled to work in the United States. There is no pending or, to the Knowledge of the Company, threatened investigation by any branch or department of the U.S. Immigration and Customs Enforcement, or other federal agency charged with administration and enforcement of federal immigration laws.
(g)   Except as set forth on Section 2.9(g) of the Disclosure Schedule, neither the Company nor the Subsidiaries are party to, or otherwise bound by, any Contract, including any confidentiality, non-competition, non-solicitation or proprietary rights agreement, between the Company or the Subsidiaries on the one hand, and any other Person on the other hand, that in any way adversely affected, affects or may affect (i) the performance of his or her duties as an employee, officer or director of the Company or any of the Subsidiaries, or (ii) the ability of the Company, the Subsidiaries or Buyer to conduct the business of the Company or the Subsidiaries. In the past five (5) years, neither the Company nor the Subsidiaries have received notice from any third party that any Person currently or formerly engaged or employed by or affiliated with the Company or the Subsidiaries (i) has violated any of the terms or conditions of any employment, non-competition, non-solicitation or non-disclosure agreement that such Person has entered with any third party, (ii) has disclosed or utilized any trade secret or proprietary information or documentation of any third party, or (iii) has interfered in the employment relationship between any third party and any of such third party’s present or former employees. Neither the Company nor the Subsidiaries are obligated to indemnify any Person for such Person’s breach of any terms or conditions of any employment, non-competition, non-solicitation or non-disclosure agreement that such Person has entered with any third party.
(h)   Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in forgiveness, in whole or in part, of any outstanding loans made by the Company or the Subsidiaries to any current or former employees, directors or consultants of the Company or the Subsidiaries.

2.10   Compliance with Law; Permits.
(a)   Neither the Company nor the Subsidiaries are in conflict with, or in default or violation of: (i) any Law or Order applicable to the Company or the Subsidiaries, or by which any of their respective properties is bound or affected, or (ii) any Contract to which the Company or the Subsidiaries are a party or by which the Company or the Subsidiaries or any of their respective properties is bound or affected, except for any conflicts, defaults or violations of such Laws, Orders or Contracts that (individually or in the aggregate) would not have or reasonably be expected to have a Material Adverse Effect. No Governmental Authority has indicated in writing to the Company or the Subsidiaries an intention to conduct an investigation or review against the Company or the Subsidiaries, and, to the Knowledge of the Company, no investigation or review by any Governmental Authority is pending or threatened against the Company or the Subsidiaries, other than, in each such case, those the outcome of which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.
(b)   The Company and the Subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from Governmental Authorities which are material to operation of the business of the Company and the Subsidiaries as currently conducted (collectively, the “Material Permits”). To the Knowledge of the Company, the Company and the Subsidiaries are in compliance in all material respects with the terms of the Material Permits. Section 2.10(b) of the Disclosure Schedule sets forth a complete and accurate list of each Material Permit. The Material Permits are valid and subsisting in all material respects, and, to the Knowledge of the Company, neither the Company nor the Subsidiaries have received any written notice from any Governmental Authority or any other Person regarding any actual or alleged violation of, or failure to comply with, any Material Permit.
2.11   Legal Proceedings.    Except as listed in Section 2.11 of the Disclosure Schedule, as of the date of this Agreement, and for the past five (5) years, there is and has been no Action, suit, proceeding at law or in equity, any arbitration, any administrative or other proceeding pending, or, to the Knowledge of the Company threatened, against the Company, the Subsidiaries or any of their respective officers or directors, in such person’s capacity as such, or the businesses, properties or rights of the Company or the Subsidiaries, before any Governmental Authority, including, for the avoidance of doubt, the SEC. Neither the Company nor the Subsidiaries are, and for the past five (5) years have not been a party to, or to the Knowledge of the Company named in, any material Order.
2.12   No Undisclosed Liabilities.   Except for matters reflected or reserved against in the balance sheet as of June 30, 2019 included in the Financial Statements or as disclosed in any Company SEC Report filed or furnished after such date and on or prior to the date hereof, neither the Company nor the Subsidiaries have at such date, or have incurred since that date, any Liabilities or obligations (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due) of any nature that would be required by GAAP to be reflected on a consolidated balance sheet of the Company and its consolidated subsidiaries (including the notes thereto), except Liabilities or obligations which were incurred in the ordinary course of business consistent with past practice (none of which is a Liability for breach of contract, breach of warranty, tort, infringement or an Action for environmental Liability), or Liabilities which would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
2.13   Absence of Changes.   Except as set forth in Section 2.13 of the Disclosure Schedule or in the Company SEC Reports filed prior to the date hereof, since December 31, 2018, the Company and the Subsidiaries have conducted their respective businesses in the Ordinary Course of Business and neither the Company nor the Subsidiaries have:
(a)   sold or transferred any portion of their respective assets or property that would be material to the Company or the Subsidiaries, except for sales in the Ordinary Course of Business;
(b)   suffered any material loss, or any material interruption in use, of any material assets or property on account of fire, flood, riot, strike or other hazard or act of god or otherwise that is not covered by insurance;
(c)   suffered any change to their respective businesses which has had, or would reasonably be expected to have, a Material Adverse Effect;

(d)   modified or terminated any Contract that would have constituted a Material Contract (but for such modification or termination) or taken any action that would reasonably be expected to result in a material default under any Material Contract;
(e)   terminated or materially modified, waived any material right under or cancelled any Material Contract or waived any material right with respect to any of the items disclosed in Section 2.15 of the Disclosure Schedule;
(f)   entered into, modified or terminated any Contract with a Related Party;
(g)   (i) sold or transferred any Intellectual Property Rights owned or purported to be owned by the Company or the Subsidiaries or, other than in the Ordinary Course of Business, licensed or sublicensed any Intellectual Property Rights that the Company or the Subsidiaries own, purport to own, or use in the conduct of its businesses, or (ii) failed to maintain any issued patents or any registrations included in Intellectual Property Rights owned by the Company or the Subsidiaries or otherwise refrained from maintaining, protecting and prosecuting registered Intellectual Property Rights owned by the Company or the Subsidiaries and applications to register Intellectual Property Rights owned by the Company or the Subsidiaries;
(h)   incurred any Liens on any material assets or property, or any losses, damages, deficiencies, liabilities or obligations (whether absolute, accrued, contingent, disclosed or otherwise) that are required by GAAP to be provided or reserved against on a balance sheet (the “Liabilities”), except for Liabilities incurred in the Ordinary Course of Business which are not material to their respective business;
(i)   granted any registration rights with respect to any of their respective equity securities;
(j)   paid or declared any dividends or other distributions on their respective equity securities of any class or issued, purchased or redeemed any of their respective equity securities of any class;
(k)   transferred, assigned or granted any license or sublicense of any material rights under, or with respect to, items disclosed in Section 2.15 of the Disclosure Schedule;
(l)   made any material capital expenditures;
(m)   split, combined or reclassified any of their respective equity securities;
(n)   incurred any additional Company Indebtedness or amended or modified any existing Company Indebtedness other than in the Ordinary Course of Business;
(o)   made any capital investment in, or any loan to, any other Person;
(p)   amended any of their respective Charter Documents or enter into any joint venture or partnership;
(q)   hired, promoted or terminated the employment of any employee of the Company or the Subsidiaries, or taken any action to accelerate the vesting or payment, or in any other way secure the payment, of compensation or benefits under any Employee Benefit Plan;
(r)   made any Tax election not required by Law that could have a continuing effect on the Company or the Subsidiaries following the Closing Date, changed or revoked any material Tax election, filed or caused to be filed any amended Tax Return, agreed to extended any statute of limitations relating to any Tax, entered into any settlement or compromise with respect to any Tax liability, entered into any Tax sharing, Tax indemnity or Tax allocation agreement, consented to any extension or waiver of the limitations period applicable to any Tax claim or assessment, or entered into any closing or similar agreement with respect to any material Tax;
(s)   materially increased any bonuses, salaries, severance, profit sharing, insurance or other compensation or benefits to any director, officer, or employee except pursuant to an Employee Benefit Plan in existence as of the date hereof, as required by Law or in the Ordinary Course of Business;
(t)   except as required by Law, adopted, modified or increased payments or benefits under any Employee Benefit Plan;

(u)   entered into any purchase agreement to acquire by merger or consideration or by purchase of all or substantially all of the equity securities or assets of, or to acquire by any other manner, any business entity or division thereof, or enter into any agreement to reorganize or recapitalize the Company or the Subsidiaries or amend or modify their respective Charter Documents;
(v)   materially changed any accounting principles, methods or practices (including any change in depreciation or amortization policies or rates) utilized by the Company;
(w)   entered into any settlement agreements for the settlement of any existing, pending or threatened Actions involving the payment of monetary damages of any amount exceeding $250,000 in the aggregate;
(x)   materially changed cash management practices with respect to collection of accounts receivable, including discounting for early payment and factoring, establishment of reserves for uncollectible accounts, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits;
(y)   instituted, settled or compromised any Actions pending or threatened before any arbitrator, court or other Governmental Authority involving the payment of monetary damages of any amount exceeding $250,000 in the aggregate; or
(z)   committed or agreed, whether orally or in writing, to do any of the things described in this Section 2.13.
2.14   Material Contracts.   Section 2.14 of the Disclosure Schedule sets forth a list, as of the date of this Agreement, of the following Contracts (each a “Material Contract”) to which the Company and each Subsidiary is a party or by which it or any of their properties, rights or assets are bound:
(a)   any Contract that provides for obligations, payments, Liabilities, consideration, performance of services or the delivery of goods to or by the Company or the Subsidiaries of any amount or value reasonably expected to be in excess of  $250,000 annually;
(b)   any Contract (i) not to compete in any business or geographic area, (ii) that grants any Person the exclusive right to distribute products of the Company or the Subsidiaries, (iii) that grants “most favored nation” or similar preferred pricing to any Person, (iv) that grants rights of first refusal, rights of first offer, rights of first negotiation or similar rights or that materially limits the ability of the Company or the Subsidiaries to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or businesses, (v) that grants any Person a right to require the Company or the Subsidiaries to purchase all or any portion of the Company’s or the Subsidiaries’ requirements from any third party, or (vi) that obligates the Company or the Subsidiaries to provide maintenance and/or support with respect to any discontinued products of the Company or the Subsidiaries or any prior version of any products of the Company or the Subsidiaries;
(c)   any employment agreement, severance agreement, bonus agreement, indemnification agreement, consulting agreement, non-compete agreement, change-in-control or golden parachute agreement or similar agreement with or for the benefit of any employee, director or officer of the Company or the Subsidiaries whose annual total compensation exceeds $150,000;
(d)   any collective bargaining agreement with any labor union or other collective bargaining representative;
(e)   any Contract related to the assignment, license or other disposition or encumbrance of Intellectual Property Rights owned or used by the Company (other than contracts or agreements for commercially available “off the shelf” software for which the Company pays fees less than $50,000 per year, or the Company’s standard customer contracts);
(f)   any Contract in which the ultimate contracting party is a Governmental Authority;
(g)   any Real Property Leases;
(h)   any Contract relating to Company Indebtedness or loans made by the Company, including all notes, mortgages, indentures and other obligations, guarantees of performance, agreements and instruments for or relating to any lending or borrowing (other than advances to employees for expenses in the Ordinary Course of Business or transactions with customers on credit in the Ordinary Course of Business);
(i)   any Contract that is a letter of credit, bond or similar arrangement running to the account of, or for the benefit of, the Company or the Subsidiaries in an amount in excess of  $250,000;
(j)   any Contract granting any Person a Lien on all or any part of the assets of the Company, other than Liens which will be released at or prior to the Closing and Permitted Liens;
(k)   any Contract with the Top Customers or Top Suppliers;
(l)   the Insurance Policies listed on Section 2.16 of the Disclosure Schedule;
(m)   any Contract governing any business acquisition or disposition, merger or similar transaction, by the Company, regardless of whether such transaction has yet been consummated, either (i) within the last five (5) years or (ii) pursuant to which any indemnification, earn out or other contingent or deferred payments or similar rights or obligations remain outstanding;
(n)   any Contract that provides for the payment of cash or other compensation or benefits upon the Merger and the consummation of the transactions contemplated hereby;
(o)   any Contract that relates to voting, transfer or other arrangements related to any equity interests of the Company or the Subsidiaries or warrants, options or other rights to acquire any equity interests of the Company or the Subsidiaries (other than this Agreement, the Merger and the transactions contemplated hereby); or
(p)   any Contract that is otherwise material to the operations and business prospects of the Company and the Subsidiaries.
All of the Material Contracts are in full force and effect and constitute the valid, legal and binding obligation of the Company or the Subsidiaries, as applicable, and to the Knowledge of the Company, constitute the valid, legal and binding obligation of the other parties thereof, enforceable against each such Person in accordance with its terms, subject to (i) the effect of bankruptcy, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditor’s rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law). There are no material breaches or defaults by the Company or the Subsidiaries under any of the Material Contracts or, to the Knowledge of the Company, events which with notice or the passage of time would constitute a material breach or default by the Company or the Subsidiaries, and neither the Company nor the Subsidiaries has received written notice of any such material breach or default from any other party under any of the Material Contracts. To the Knowledge of the Company, neither the Company nor its Subsidiaries have received notice from any third party to any Material Contract requesting or threatening to amend, not renew or terminate such Material Contract. The Company is not a party to any Contract with a Governmental Authority. The Company has made available to Buyer true and complete copies of all the Material Contracts, including all amendments thereto.
2.15   Intellectual Property.
(a)   Section 2.15(a)(i) of the Disclosure Schedule contains an accurate and complete list of all Company Intellectual Property Rights (including, for each Company Registered Intellectual Property Right, the jurisdictions by or in which the same has been issued or registered or in which an application for such issuance or registration has been filed) and an internal or external identifier (including, for each Company Registered Intellectual Property Right, the registration or application numbers thereof). Section 2.15(a)(ii) of the Disclosure Schedule contains an accurate and complete list of all material Computer Software that is owned, licensed, leased or otherwise used in the business of the Company or the Subsidiaries, excluding (x) commercially available “off the shelf” software, and (y) Computer Software that the Company or the Subsidiaries receive as “free software”, “open source software” or under a similar licensing or distribution model. Section 2.15(a)(iii) of the Disclosure Schedule identifies which Computer Software is owned, licensed, leased or otherwise used in the business of the Company or the Subsidiaries, as the case may be. Section 2.15(a)(iv) of the Disclosure Schedule lists all Computer Software and service offerings that the Company or the Subsidiaries have licensed, sold, distributed or provided to third parties in the five (5) years prior to the date hereof, or that the Company or the Subsidiaries are obligated to provide maintenance or support thereunder (collectively, “Company Products”). Neither the Company nor the Subsidiaries own any patents or patent applications.
(b)   Section 2.15(b)(i) of the Disclosure Schedule lists any License Agreements and Contracts under which the Company or the Subsidiaries have granted any third party rights that are exclusive, or exclusive of all other third parties, to use, sublicense, resell or distribute any Company Intellectual Property Right. Section 2.15(b)(ii) of the Disclosure Schedule lists any License Agreements and Contracts under which (i) the Company or the Subsidiaries have deposited or are obligated to deposit source code or other proprietary materials in escrow for the benefit of a third party, or (ii) a third party is or under any circumstances may be entitled to receive source code directly from the Company or the Subsidiaries or from escrow.
(c)   Neither the Company nor the Subsidiaries are party to any License Agreements, forbearances to sue, consents, judgments, orders or similar obligations that restrict the rights of the Company or the Subsidiaries to use or enforce any Company Intellectual Property Rights.
(d)   The Company or the Subsidiaries, as applicable, own all right, title, and interest, free and clear of all security interests and similar encumbrances, other than Permitted Liens, in and to all Company Intellectual Property Rights. Except as listed on Section 2.15(d) of the Disclosure Schedule, the Company or the Subsidiaries, as applicable, are listed in the records of the appropriate United States, state or foreign agency as the sole owner for each Company Registered Intellectual Property Right.
(e)   To the Knowledge of the Company, the Company’s and the Subsidiaries’ Licensed Intellectual Property Rights and the Company Intellectual Property Rights together constitute all the Intellectual Property Rights necessary to conduct the business of the Company and the Subsidiaries as currently conducted. To the Company’s Knowledge, without having performed any patent search or similar investigation, the conduct of the business of the Company and the Subsidiaries as such business is currently conducted, including the design, development, marketing and sale of the Company Products and services: (i) does not infringe, misappropriate or otherwise violate the Intellectual Property Rights of any third party; and (ii) does not constitute unfair competition or unfair trade practices under the Laws in the United States.
(f)   Neither the Company nor the Subsidiaries have received any written, or, to the Knowledge of the Company, oral communications from any third party claiming that the operation of the business of the Company or the Subsidiaries, or any act of the Company or the Subsidiaries, or any Company Product or service, or the use of any Company Product or service, infringes, misappropriates or otherwise violates the Intellectual Property Rights of any third party or constitutes unfair competition or unfair trade practices under the Laws of any jurisdiction. Neither the Company nor the Subsidiaries have received any written communication from a third party pursuant to which the third party offered the Company or the Subsidiaries a license to use any technology or Intellectual Property Rights in order to avoid a claim of infringement or misappropriation.
(g)   Neither the Company nor the Subsidiaries have received written notice of, and to the Knowledge of the Company, there is no pending or threatened Action by a third party before any Governmental Authority in any jurisdiction challenging the ownership, use, validity, enforceability or registrability of any Company Intellectual Property Rights. Neither the Company nor the Subsidiaries have received written notice of, and to the Knowledge of the Company, there is no pending or threatened Action relating to the business of the Company or the Subsidiaries before any Governmental Authority in any jurisdiction challenging the ownership, use, validity, enforceability, or registrability of any of the Company’s or the Subsidiaries’ Licensed Intellectual Property Rights or the rights of the Company or the Subsidiaries to use or exploit any of the Company’s or the Subsidiaries’ Licensed Intellectual Property Rights, in each case, other than as would not be reasonably expected to result in a Material Adverse Effect.
(h)   To the Knowledge of the Company, no Person has infringed, misappropriated, or otherwise violated, or is infringing, misappropriating, or otherwise violating, any Company Intellectual Property Rights. Neither the Company nor the Subsidiaries have brought any Action against any third party alleging infringement, misappropriation or violation of Company Intellectual Property Rights that remain unresolved. Except as set forth Section 2.15(h) of the Disclosure Schedule, the Company and the Subsidiaries,

as applicable, have the sole and exclusive right to bring an Action against a third party for infringement or violation of the Company Intellectual Property Rights.
(i)   The Company Intellectual Property Rights are subsisting, in full force and effect, have not been cancelled or abandoned, have not expired, and are valid and enforceable. To the Knowledge of the Company, neither the Company, the Subsidiaries nor any of their respective officers, employees or agents have knowingly done, or failed to do, any act or thing which may, after the Effective Time, materially prejudice the validity or enforceability of any of the Company Intellectual Property Rights. All necessary registration, maintenance and renewal fees in connection with any Company Registered Intellectual Property Rights, if any, have been paid and all necessary documents, recordations and certificates in connection with such Company Registered Intellectual Property Rights have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Registered Intellectual Property Rights.
(j)   There are no actions that must be taken by the Company or the Subsidiaries within 120 days of the Effective Time, including the payment of any registration, maintenance or renewal fees or the filing of any responses to office actions by the patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, documents, applications or certificates for the purposes of obtaining, maintaining, perfecting or preserving or renewing any Company Registered Intellectual Property Rights, if any.
(k)   The Company and the Subsidiaries have made commercially reasonable efforts to protect their respective trade secrets and preserve their status as intellectual property under applicable Law. The Company and the Subsidiaries, as applicable, have in place a policy requiring all employees, contractors and other parties having access to such trade secrets to execute a proprietary information/confidentiality agreement with the Company or the Subsidiaries.
(l)   Neither the Company nor the Subsidiaries have embedded, used or distributed any open source, copyleft or community source code (including but not limited to any libraries or code, software, technologies or other materials that are licensed or distributed under any general public license, lesser general public license or similar license arrangement or other distribution model, collectively “Open Source Software”) in connection with any of its products or services that are generally available or in development in any manner that would materially restrict the ability of the Company to protect its proprietary interests in any such product or service or in any manner that requires, or purports to require (i) any Company Intellectual Property Rights (other than the Open Source Software itself) be disclosed or distributed in source code form or be licensed for the purpose of making derivative works; (ii) any restriction on the consideration to be charged for the distribution of any Company Intellectual Property Rights; (iii) the creation of any obligation for the Company with respect to Company Intellectual Property Rights, or the grant to any third party of any rights or immunities under Company Intellectual Property Rights; or (iv) any other limitation, restriction or condition on the right of the Company or the Subsidiaries with respect to its or their use or distribution of any Company Intellectual Property Rights.
(m)   Following the Effective Time, the Surviving Corporation will be permitted to exercise all of the rights of the Company or the Subsidiaries under such License Agreements or Contracts to the same extent the Company or the Subsidiaries would have been able to had the transactions contemplated hereby not occurred and without the payment of additional amounts or consideration other than ongoing fees, royalties, payments which the Company or the Subsidiaries would otherwise be required to pay under such License Agreements and Contracts. The consummation of the Merger and the transactions contemplated hereby will not (i) result in the breach, modification, cancellation, termination, or suspension of any of the Company’s or the Subsidiaries’ License Agreements or any Contract with any customer of the Company or the Subsidiaries, or give any Person (other than the Company or the Subsidiaries) or a party to any of the Company’s or the Subsidiaries’ License Agreements or any Contract with any customer of the Company or the Subsidiaries the right to do any of the foregoing, (ii) give rise to a right by any third party to obtain, directly from the Company or the Subsidiaries or from escrow, source code for Computer Software or other proprietary materials of the Company or the Subsidiaries, (iii) result in the loss or impairment of the Company’s or the Subsidiaries’ ownership of or right to use the Company Intellectual Property Rights or Licensed Intellectual Property Rights, or (iv) cause Surviving Corporation or any of its Affiliates (x) to be bound by any non-compete or other restriction on the operation of any business or (y) to grant any rights or licenses to any Intellectual Property Rights of the Surviving Corporation or any of its Affiliates to a third party (including, without limitation, a covenant not to sue).
(n)   To the Company’s Knowledge, since December 31, 2014, the Company and the Subsidiaries have complied in all material respects with all applicable Laws and regulations relating to privacy, data protection and the collection and use of personally identifiable information gathered or accessed in the course of the operations of the Company and the Subsidiaries, except as set forth in Section 2.15(n) of the Disclosure Schedule. To the Company’s Knowledge, the Company and the Subsidiaries have complied in all material respects with all rules, policies and procedures established by the Company or the Subsidiaries, as applicable, from time to time with respect to the foregoing, if any. Neither the Company nor the Subsidiaries have received written notice of, and to the Knowledge of the Company, there is no pending or threatened Action against the Company or the Subsidiaries by any Person alleging a violation of such Person’s privacy, personal or confidentiality rights under any such Laws, regulations, rules, policies or procedures. To the Company’s Knowledge, the consummation of the Merger and the transactions contemplated hereby will not breach or otherwise cause any violation of any such Laws, regulations, rules, policies or procedures.
(o)   As described in Section 2.15(o) of the Disclosure Schedule, with respect to sensitive personally identifiable information, the Company and the Subsidiaries have taken commercially reasonable steps (including, without limitation, implementing and monitoring compliance with commercially reasonable measures with respect to technical and physical security) designed to ensure that the information is protected against loss and against unauthorized access, use, modification, disclosure or other misuse. To the Knowledge of the Company, there has been no unauthorized access to or other misuse of that information.
(p)   As described in Section 2.15(p) of the Disclosure Schedule, the Company and the Subsidiaries maintain policies and procedures regarding data collection, data security, data theft and privacy that are commercially reasonable and, to the Company’s Knowledge, in compliance with all of their obligations to employees, customers and other Persons, and in compliance with all applicable Laws. Neither the Company nor the Subsidiaries have received written notice to the contrary with respect to any of the following, and, to the Company’s Knowledge the Company and the Subsidiaries: (i) have at all times complied with, and are presently in compliance with, all applicable Laws in connection with data collection, data privacy, information security, data security and/or personal information; (ii) have at all times complied with, and are presently in compliance with, their policies and procedures applicable to data collection, data privacy, information security, data security, and/or personal information; and (iii) have not experienced any breach or incident in which personal information or other sensitive data maintained or stored by or on behalf of Company and the Subsidiaries was or was reasonably suspected to have been stolen, compromised, improperly used or accessed. As described in Section 2.15(p) of the Disclosure Schedule, the Company and the Subsidiaries have operational business continuity plans addressing the possibility of future significant business disruptions, including procedures to follow in the event of the loss of key personnel, equipment and facilities. The use and dissemination of any and all data and information concerning individuals by the Company and the Subsidiaries is in compliance with all applicable privacy policies, terms of use, customer agreements and Law.
2.16   Insurance.   Section 2.16 of the Disclosure Schedule sets forth a list of all insurance policies carried by the Company (the “Insurance Policies”). True and complete copies of the Insurance Policies have been made available to Buyer. All premiums payable under the Insurance Policies have been paid, and the Company and the Subsidiaries are in compliance with the terms of the Insurance Policies in all material respects. Neither the Company nor the Subsidiaries have received any written notice of cancellation of premium increase with respect to or alteration of coverage under any Insurance Policy since January 1, 2016. None of the Insurance Policies will terminate or cease to provide coverage after the Closing Date as a result of the Merger and the transactions contemplated by this Agreement. To the Knowledge of the Company, no provider thereof has threatened to terminate any Insurance Policy. All notices required to be provided by or on behalf of the Company under the Insurance Policies to the providers thereof have been timely provided. Prior to the date of this Agreement, the Company has furnished to Buyer a true, correct and complete list of all claims that have been made by or on behalf of the Company in the last three (3) years under any worker compensation, general liability, property or other insurance policy applicable to the Company or the Subsidiaries or any of its assets, properties or businesses, and the status thereof. There are no claims related to the business of the Company and the Subsidiaries pending under any Insurance Policy as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights.
2.17   Affiliate Transactions.   Except as otherwise set forth in Section 2.17 of the Disclosure Schedule and except for employment relationships and compensation, benefits and travel advances, to the Knowledge of the Company, neither the Company nor the Subsidiaries are party to any Contract with any of their respective Affiliates, stockholders, optionholders, officers, employees or directors or any of their Affiliates (each, a “Related Party”). To the Knowledge of the Company, no Related Party has any interest in any property (real, personal, or mixed and whether tangible or intangible), used in the businesses of the Company and the Subsidiaries as currently conducted.
2.18   Brokers and Agents.   Except as set forth in Section 2.18 of the Disclosure Schedule, no broker or finder has acted for the Company or the Subsidiaries in connection with the Transaction Documents or the transactions contemplated thereby, and no broker or finder is entitled to any brokerage or finder’s fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of the Company.
2.19   Indebtedness.   Section 2.19 of the Disclosure Schedule sets forth as of the date of this Agreement a true, correct and complete list separately identifying each Contract pursuant to which any Company Indebtedness is outstanding or may be incurred and the amount of Company Indebtedness thereunder as of December 31, 2019. Except as set forth in Section 2.19 of the Disclosure Schedule, the Company has no outstanding Company Indebtedness.
2.20   Top Customers and Top Suppliers.   Section 2.20 of the Disclosure Schedule lists the (a) twenty (20) largest customers (the “Top Customers”) of the Company and the Subsidiaries for the twelve (12) month period ended December 31, 2018 and the eight month period ended August 31, 2019 in terms of aggregate total sales in dollars by the Company, and (b) the twenty (20) largest suppliers (the “Top Suppliers”) of the Company and the Subsidiaries for the twelve (12) month period ended December 31, 2018 and the seven month period ended July 31, 2019 in terms of aggregate total purchases in dollars by the Company. To the Knowledge of the Company, since August 31, 2019, no Top Customer or Top Supplier has provided written or verbal notice (A) of a material dispute or (B) that it intends to reduce its purchases from, or sales to, the Company or the Subsidiaries. No Top Customer or Top Supplier has terminated, or provided written notice to terminate, any of its Contracts with the Company or the Subsidiaries.
2.21   Bank Accounts.   Section 2.21 of the Disclosure Schedule sets forth each of the bank accounts of the Company and the Subsidiaries, together with the authorized signatories for such accounts.
2.22   Accounts Receivable.   The accounts receivable of the Company and the Subsidiaries represent valid, bona fide claims against debtors for sales or other charges arising from sales actually made or services actually performed by the Company or the Subsidiaries in the Ordinary Course of Business and in conformity in all material respects with the applicable purchase orders, agreements and specifications, and such accounts receivable are not subject to any defenses, set-offs or counterclaims. The Company and the Subsidiaries have performed in all material respects all obligations with respect to such accounts receivable which it was obligated to perform through the Effective Time.
2.23   The Proxy Statement.   The Proxy Statement, at the time it is filed with the SEC, at the time it is first mailed to the record holders of Shares of the Company and at the time of the Company Stockholder Meeting, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and will comply as to form in all material respects with the requirements of the Securities Exchange Act. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to statements included or incorporated by reference in the Proxy Statement based on information supplied by or on behalf of Buyer or Merger Sub or any of their Affiliates, directors, officers, employees, agents or other representatives for inclusion or incorporation by reference therein.

2.24   Foreign Operations.
(a)   The Company and the Subsidiaries have conducted, in all material aspects, their respective export transactions in accordance in all material respects with applicable provisions of United States export control laws and regulations, including the Export Administration Act and implementing Export Administration Regulations and with all applicable provisions of economic sanctions laws, including the Trading with the Enemy Act, the International Emergency Economic Powers Act and implementing regulations promulgated and administered by the Office of Foreign Assets Control (“OFAC”) (collectively, the “Export Laws”). Without limiting the foregoing, (a) the Company and the Subsidiaries have obtained all material export licenses and other approvals required for its exports of products, software and technologies from the United States, (b) the Company and the Subsidiaries are in material compliance with the terms of all applicable export licenses or other approvals, (c) there are no pending or, to the Knowledge of the Company, threatened claims against the Company or the Subsidiaries with respect to such export licenses or other approvals, (d) to the Knowledge of the Company, there are no actions, conditions or circumstances pertaining to the Company’s or the Subsidiaries’ export transactions that would reasonably be expected to give rise to any future claims, actions or penalties; (e) except as disclosed in Section 2.24 of the Disclosure Schedule, neither the Company nor the Subsidiaries have filed with any Governmental Authority any voluntary disclosure relating to any actual or potential violation of the Export Laws and (f) no consents or approvals for the continued use (and the continued effectiveness and validity) of such export licenses by the Surviving Corporation following the Effective Time are required, except for such consents and approvals that can be obtained expeditiously without material cost. Neither the Company nor the Subsidiaries have, within the past five (5) years, sold, either directly or through third parties, its products to, or engaged in any transactions with, (i) any Person resident in Cuba, Iran, Syria, Sudan, North Korea, Burma, or the Crimea Region or (ii) the governments of Cuba, Iran, Syria, Sudan, North Korea, or Burma or anyone acting on their behalf.
(b)   Neither the Company, the Subsidiaries nor any of their respective officers, directors, or employees, nor, to the Knowledge of the Company, any of their respective agents, distributors, employees or other Person associated with or acting on their behalf have, directly or indirectly, (i) taken any action in violation of the following laws, but only to the extent that such laws are by their terms applicable to such actions: (a) the Foreign Corrupt Practices Act of 1977, as amended, (b) the UK Bribery Act 2010, or (c) any Law implementing the Organization for Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business or any rules or regulations thereunder, or (ii) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made, offered or authorized any unlawful payment to foreign or domestic government officials or employees, whether directly or indirectly; or (iii) made, offered or authorized any unlawful bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment, whether directly or indirectly.
(c)   All imports into the United States made by the Company and the Subsidiaries were made in material compliance with all laws, regulations and policies enforced by U.S. Customs and Border Protection, and any other United States Governmental Authority that is responsible for regulating the goods being imported by the Company and the Subsidiaries. Neither the Company nor the Subsidiaries are subject to any fines or penalties, and there are no fines or penalties that it may become subject to, under the provisions of 19 USC §§ 1592 and 1595a, or under any other law or regulation relating to the importation of goods into the United States. The imported products for which the Company and the Subsidiaries are, or have been, the importer of record are not subject to, and there is no reason to believe any such imported products may become subject to: (i) any detention, seizure or forfeiture; (ii) any notice of redelivery or claim for liquidated damages; (iii) any anti-dumping or countervailing duty; or (iv) any other violation, fine or penalty.
2.25   Agreements with Regulatory Agencies.   Neither the Company nor the Subsidiaries (a) are subject to any cease-and-desist or other Order issued by, (b) are not a party to any Contract, consent agreement or memorandum of understanding with, (c) are not a party to any commitment letter or similar undertaking to, (d) are not subject to any order or directive by, (e) are not a recipient of any extraordinary supervisory letter from, and (f) have not adopted any board resolutions at the request of   (each of clauses (a) – (e) of this Section 2.25, a “Regulatory Agreement”), any Governmental Authority that restricts the conduct of its business or that in any manner relates to its management or its business, or would reasonably be expected, following the Merger and the consummation of the transactions contemplated hereby, to impair in any material respect the Surviving Corporation’s ability to conduct the business of the Company and the Subsidiaries after the Effective Time, as presently conducted. Neither the Company nor the Subsidiaries have been advised by any Governmental Authority that such Governmental Authority is considering issuing or requesting any Regulatory Agreement, except for any such proposed Regulatory Agreements that, individually or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Effect.
2.26   Opinion of Financial Advisor.   Nomura Securities International, Inc. (the “Fairness Advisor”) has rendered to the Company Board its opinion to the effect that the Enterprise Value is fair, from a financial point of view, to the Company, subject to the qualifications and assumptions contained therein. A copy of such opinion has been delivered to Buyer. The Company has been advised that the Fairness Advisor will permit the inclusion of its opinion in its entirety and, subject to prior review and consent by the Fairness Advisor, as applicable, a reference to its opinion in the Proxy Statement.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGER SUB
Each of Buyer and Merger Sub hereby represents and warrants to the Company, as of the date of this Agreement and as of the Closing, as follows:
3.1   Organization and Qualification.   Each of Buyer and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and has the requisite corporate, power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of Buyer and Merger Sub is duly qualified or licensed as a foreign organization to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, have or reasonably be expected to have a material adverse effect on Buyer or Merger Sub. All of the issued and outstanding capital stock of Merger Sub is owned directly by Buyer free and clear of any Liens of any kind.
3.2   Authorization; No Conflict.
(a)   Each of Buyer and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and all other Transaction Documents to which it is a party delivered in connection with this Agreement and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Transaction Documents by Buyer and Merger Sub and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Buyer and Merger Sub and no other corporate proceedings on the part of Buyer and Merger Sub are necessary to authorize this Agreement and the Transaction Documents or to consummate the transactions so contemplated. This Agreement and the Transaction Documents have been duly and validly executed and delivered by Buyer and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitute the legal and binding obligation of Buyer and Merger Sub, enforceable against Buyer and Merger Sub in accordance with their respective terms, subject to (i) the effect of bankruptcy, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditor’s rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law).
(b)   The execution, delivery and performance of Transaction Documents by Buyer and Merger Sub, and the consummation of the transactions contemplated thereby, will not, with or without notice, lapse of time, or both: (i) conflict with or result in a breach or violation of the Charter Documents of Buyer or Merger Sub (as applicable); (ii) violate in any material respect any Law to which Buyer and Merger Sub or any of their respective properties, rights or assets are subject or bound or require the consent, authorization or approval of, or notice to, any Governmental Authority, to the extent such conflict, violation, breach, default, impairment or other effect would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Buyer or Merger Sub.

3.3   Brokers and Agents.   Except for Needham & Company, neither Buyer nor Merger Sub has employed any broker, finder or agent in connection with the transactions contemplated hereby.
3.4   Sufficient Funds.   Buyer currently has, and as of the Effective Time will have, sufficient funds to consummate the transactions contemplated hereby and to perform its obligations hereunder. The obligation of Buyer and Merger Sub to consummate the transactions contemplated by the Transaction Documents are not contingent on Buyer or Merger Sub obtaining funds or any equity or debt financing.
3.5   The Proxy Statement.   The information supplied by Buyer, Merger Sub or any of their respective Affiliates, stockholders, directors, officers, employees, agents or other representatives specifically for inclusion or incorporation by reference in the Proxy Statement will not, at the time the Proxy Statement is filed with the SEC, at the time the Proxy Statement is first mailed to record holders of Shares of the Company or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Buyer or Merger Sub with respect to information supplied by the Company or any of its Affiliates, directors, officers, employees, agents or other representatives for inclusion or incorporation by reference in the Proxy Statement.
3.6   Investigation by Buyer and Merger Sub.   Buyer and Merger Sub have conducted their own independent investigation, verification, review and analysis of the businesses, operations, assets, liabilities, results of operations, financial condition, technology and prospects of the Company, which investigation, review and analysis was conducted by Buyer, Merger Sub and their respective Affiliates and, to the extent Buyer and Merger Sub deemed appropriate, by Buyer’s and Merger Sub’s respective representatives. Each of Buyer and Merger Sub acknowledges that it and its representatives have been provided adequate access to the personnel, properties, premises and records of the Company. In entering into this Agreement, each of Buyer and Merger Sub acknowledges that it has relied solely upon the aforementioned investigation, review and analysis and not on any factual representations or opinions of the Company or any of the Company’s representatives (except the representations and warranties of the Company set forth in Article II).
3.7   Interested Stockholder.   Neither Buyer nor any of its subsidiaries, nor any “affiliate” or “associate” of Buyer or any of its subsidiaries, is, or has been at any time during the period commencing three (3) years prior to the date hereof through the date hereof, an “interested stockholder” of the Company, as such terms are defined in Section 203 of the DGCL. None of Buyer, Merger Sub or any of their Affiliates directly or indirectly owns any Shares, other than shares beneficially owned through benefit or pension plans.
ARTICLE IV.
PRE CLOSING COVENANTS
4.1   Conduct of Business Pending Closing.   The Company agrees that, except as (i) set forth on Section 4.1 of the Disclosure Schedule, (ii) may be expressly required by this Agreement, or (iii) required by Law or by a Governmental Authority, or by any Contract to which the Company or the Subsidiaries are a party, during the period commencing on the date of this Agreement and ending at the earlier of  (A) the Effective Time and (B) termination of this Agreement pursuant to Section 7.1, the Company (x) shall use commercially reasonable efforts to conduct the operations of the Company and the Subsidiaries in all material respects only in the Ordinary Course of Business, preserve the goodwill and relationships with customers and suppliers of the businesses of the Company and the Subsidiaries, preserve the Company’s and the Subsidiaries’ assets and properties in good repair and condition consistent with past practice, record all vendor invoices received, pay all expenses, payroll and Taxes on time and as due, send and require customers to pay all invoices on time and as due, and maintain the Company’s and the Subsidiaries’ Material Permits in full force and effect, and (y) shall not do any of the actions set forth in Section 2.13, including entering into any material or long-term commitments, agreeing to increased amounts due to vendors in return for additional time to pay, and incurring travel and entertainment expenses outside the Ordinary Course of Business.

4.2   Access to Information; Confidentiality.
(a)   Between the date of this Agreement and the earlier of  (i) the date on which this Agreement is terminated pursuant to the terms hereof and (ii) the Closing Date, the Company shall afford to the officers and other representatives of Buyer reasonable access, upon Buyer’s reasonable prior request, during normal business hours and in a manner that does not disrupt or interfere with business operations, to the Company’s and the Subsidiaries’ premises, properties, books and records, Contracts and other documents, financial and operating data and employees. Notwithstanding the foregoing, the Company shall not have any obligation to provide Buyer with any such access or information which is subject to attorney-client privilege, or prohibited under applicable Laws. The Company will also afford access by Buyer to such of its Top Customers and Top Suppliers as Buyer reasonably requests; provided that (x) the Company shall be entitled to be present for all discussions and meetings with such customers and suppliers and (y) no such access shall be afforded or information shared as would be in violation of any applicable Laws, including Antitrust Laws. No investigation pursuant to this paragraph or otherwise shall affect any representation or warranty contained in this Agreement or any condition to the obligations of the parties hereto. Any such information or material obtained pursuant to this Section 4.2 that constitutes “Evaluation Material” (as such term is defined in the Confidentiality Agreement) shall be governed by the terms of the Confidentiality Agreement.
(b)   Each party will hold, and will use its commercially reasonable efforts to cause its Agents to hold, in strict confidence, unless (i) compelled to disclose by judicial or administrative process or by other requirements of applicable Laws (including, without limitation, in connection with obtaining the necessary approvals of this Agreement or the transactions contemplated hereby by a Governmental Authority), or (ii) disclosed in an action or proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party and its Affiliates furnished to it by such other party or its Agents in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (x) previously known by the Company or Buyer, as applicable, or its Agents or Affiliates, (y) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of the Company or Buyer, as applicable, and its Agents or Affiliates or (z) later acquired by the Company or Buyer, as applicable, or its Agents or Affiliates from another source if the recipient is not aware that such source is under an obligation to the Company or Buyer, as applicable, or such party’s Affiliates to keep such documents and information confidential. In the event that this Agreement is terminated without the transactions contemplated hereby having been consummated, upon the request of the Company or Buyer, as the case may be, the other party will, and will cause its Agents to, promptly return or cause to be returned all copies of documents and information furnished by the Company or Buyer, as applicable, or its Agents to such party and its Agents in connection with this Agreement or the transactions contemplated hereby or destroy or cause to be destroyed all such documentation and information and all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the Company or Buyer, as applicable, or its Agents or Affiliates.
4.3   Notification of Certain Matters.
(a)   Each of Buyer, Merger Sub and the Company agrees to give prompt notice to each other of, and to use their respective commercially reasonable efforts to prevent or promptly remedy, the occurrence or failure to occur, of any event which occurrence or failure to occur would cause any of its representations or warranties in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time; provided, however, that the delivery of any notice pursuant to this Section 4.3 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice. No disclosure after the date hereof of an inaccuracy of any representation and warranty made in this Agreement shall affect any representation or warranty made herein.
(b)   The Company shall promptly notify Buyer of, and provide to Buyer a copy of, (i) any notice or other communication the Company, the Subsidiaries or any of their representatives receive from (y) any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or (z) any Governmental Authority alleging that the consent of such Governmental Authority is or may be required in connection with the transactions contemplated by this Agreement or (ii) any change(s) that, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect or to delay or impede the ability of any of the parties to perform their obligations under this Agreement or consummate the transactions contemplated hereby.
4.4   Cause Conditions to be Satisfied.   Subject to the terms and conditions set forth herein and to applicable Laws, each of the Company, Buyer and Merger Sub shall cooperate and use their commercially reasonable efforts to take, or cause to be taken, all necessary action, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner, the Merger and the other transactions contemplated hereby, including the satisfaction of the respective conditions set forth in Article VI.
4.5   Governmental Consents.   Buyer and the Company agree to comply with reasonable requests for information from Governmental Authorities, if any, and to make any filing required to be made by a Governmental Authority prior to the Closing. Except as may be restricted by applicable Laws, (i) the parties hereto shall cooperate with each other with respect to the obtaining of information needed for the preparation of the notification and report forms required to be filed pursuant to the to the Laws of any other jurisdiction by Buyer, the Company or the Subsidiaries in connection with the transactions contemplated hereby, (ii) the parties shall use commercially reasonable efforts and shall cooperate in responding to any written or oral requests from Governmental Authorities for additional information or documentary evidence, and (iii) the parties shall cooperate and shall provide notice and opportunity to consult regarding all meetings with Governmental Authorities, and regarding all written communications with Governmental Authorities, in each case in connection with the transactions contemplated hereby.
4.6   No Solicitation.
(a)   Except as permitted by this Section 4.6, the Company agrees that from the date of this Agreement until the earlier of  (i) the date on which this Agreement is terminated pursuant to the terms hereof and (ii) the Closing Date, the Company shall not, and none of its respective officers, directors, agents or Affiliates shall: (A) enter into any written or oral agreement or understanding with any Person (other than Buyer and its Affiliates) regarding an Acquisition Transaction; (B) negotiate, initiate or solicit, or knowingly encourage or facilitate the negotiation, initiation or submission of, any expression of interest, inquiry, proposal or offer from any Person (other than Buyer and its Affiliates), or enter into any negotiations with any Person (other than Buyer and its Affiliates), relating to or involving, directly or indirectly, an Acquisition Transaction; or (C) provide any Person (other than Buyer and its Affiliates) confidential information in connection with a due diligence review conducted by such Person with respect to an Acquisition Transaction. The Company and its agents, representatives and Affiliates have previously ceased and terminated all existing activities, discussions or negotiations with any Person (other than Buyer and its Affiliates) conducted heretofore with respect to any Acquisition Transaction. The Company has requested the prompt return or written acknowledgement of destruction of all confidential information previously furnished to such Persons or their representatives in connection with any Acquisition Transaction.
(b)   The Company agrees that it will notify Buyer promptly (and in any event within twenty-four (24) hours after the Company’s receipt) following receipt of an Acquisition Proposal by the Company, and the Company shall (i) provide Buyer with written notice of such Acquisition Proposal including the identity of the Person or group making such Acquisition Proposal and (ii) provide to Buyer an unredacted copy of any such Acquisition Proposal made in writing (including any financing commitments or other agreements related thereto) (or if such Acquisition Proposal is not in writing, a written description of the terms and conditions thereof) and unredacted copies of all other draft agreements and material written documents and correspondence exchanged between the Company or any of its Affiliates or its or their representatives, on the one hand, and the Person or group or its representatives making such Acquisition Proposal, on the other hand, in connection with such Acquisition Proposal. From and after such notification, the Company shall keep Buyer fully informed on a reasonably prompt basis of any material developments, discussions or negotiations regarding, or changes to the material terms and conditions of, any such Acquisition Proposal, including providing to Buyer promptly, and in no event later than twenty-four (24) hours after receipt thereof, unredacted copies of any additional proposals, counterproposals, draft agreements and material written documents and correspondence exchanged between the Company or any of its Affiliates or its or their representatives, on the one hand, and the Person or group or its representatives making such Acquisition Proposal, on the other hand, in connection with such Acquisition Proposal.

(c)   Notwithstanding anything to the contrary set forth in this Section 4.6 or otherwise contained in this Agreement, if at any time prior to the receipt of the Requisite Stockholder Approval, (i) the Company or any of its Affiliates or representatives has received a bona fide Acquisition Proposal from any Person that did not result from a breach of this Section 4.6, and (ii) the Company Board determines in good faith, after consultation with its financial advisor(s) and outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal and, after consultation with the Company’s outside legal counsel, that the failure to take such action described in clause (A) or (B) below would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law, then the Company may (A) furnish information with respect to the Company and its Subsidiaries to the Person making such Acquisition Proposal; provided that (x) the Company shall promptly, and in no event later than twenty-four (24) hours, provide to Buyer any non-public information concerning the Company that is provided to any such Person and which was not previously provided to Buyer and (y) the Company shall have entered into an Acceptable Confidentiality Agreement with such Person (provided that such Acceptable Confidentiality Agreement does not prohibit the Company from providing any information to Buyer in accordance with this Section 4.6 or otherwise prohibit the Company from complying with its obligations under this Agreement), and (B) engage in discussions or negotiations with the Person making such Acquisition Proposal regarding such Acquisition Proposal. Prior to the Company first taking any of the actions described in clauses (A) or (B) of the immediately preceding sentence with respect to an Acquisition Proposal, the Company shall provide written notice to Buyer of the determination of the Company Board made pursuant to clause (ii) of the immediately preceding sentence.
4.7   Company Board Recommendation.
(a)   The Company shall obtain the Requisite Stockholder Approval in accordance with Section 4.8. Subject to the terms of this Section 4.7, the Company Board shall recommend adoption of this Agreement and the transactions contemplated hereby by the Stockholders (such recommendation, the “Company Board Recommendation”).
(b)   Except as otherwise provided in this Agreement, neither the Company Board nor any committee thereof shall (i) withdraw withhold or rescind (or modify or qualify in a manner adverse to Buyer or Merger Sub), or publicly propose to withdraw, withhold or rescind (or modify or qualify in a manner adverse to Buyer or Merger Sub), the Company Board Recommendation, (ii) adopt, endorse, approve or recommend, or propose publicly to adopt, endorse, approve or recommend, or submit to the vote of any securityholders of the Company, any Acquisition Proposal, or approve any transaction under, or any transaction resulting in any third party becoming an “interested stockholder” under, Section 203 of the DGCL, (iii) fail to include the Company Board Recommendation in the Proxy Statement when disseminated to the Stockholders, (iv) fail to recommend against any Acquisition Proposal that is a tender offer or exchange offer within 10 Business Days after the commencement thereof or prior to the date of the Company Stockholder Meeting, or (v) resolve or agree to take any of the foregoing actions (each of clauses (i), (ii), (iii), (iv) and (v) a “Company Board Recommendation Change”). The parties acknowledge that a “stop, look and listen” communication by the Company Board or any committee thereof to the Stockholders pursuant to Rule 14d-9(f) of the Securities Exchange Act, or any substantially similar communication, shall not be deemed to be a Company Board Recommendation Change; provided, that any such communication that has the substantive effect of withdrawing, modifying or qualifying in any adverse manner the Company Board Recommendation shall be deemed for all purposes of this Agreement to be a Company Board Recommendation Change unless the Company Board expressly publicly reaffirms the Company Board Recommendation in such communication without any qualification.
(c)   Notwithstanding the foregoing or anything to the contrary in this Agreement, at any time prior to the receipt of the Requisite Stockholder Approval, the Company Board may (i) effect a Company Board Recommendation Change in response to a Superior Proposal or (ii) terminate this Agreement pursuant to Section 7.1(f) in response to a Superior Proposal; provided that (A) the Company Board determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law, (B) in the case of a Superior Proposal, the Company Board determines in good faith (after consultation with its financial advisor(s) and outside legal counsel) that the applicable Acquisition Proposal constitutes a Superior Proposal, (C) the Company provides written notice to Buyer at least five (5) Business Days prior to effecting a

Company Board Recommendation Change or terminating this Agreement pursuant to Section 7.1(f) of its intent to take such action, specifying the reasons therefor (a “Notice of Intended Recommendation Change”), and in the case of any Notice of Intended Recommendation Change provided in connection with a Superior Proposal, such Notice of Intended Recommendation Change specifies the material terms and conditions of the related Superior Proposal, identifying the Person or group making such Superior Proposal and including, in addition to the information provided pursuant to Section 4.6(b), a copy of the most current version of the agreement or proposal and all material related documentation with respect to such Superior Proposal, (D) prior to effecting such Company Board Recommendation Change or terminating this Agreement pursuant to Section 7.1(f), the Company shall, and shall cause its representatives to, negotiate with Buyer in good faith (to the extent Buyer desires to negotiate) during such five (5) Business Day period to make such adjustments in the terms and conditions of this Agreement as would obviate the basis for a Company Board Recommendation Change or the termination of this Agreement pursuant to Section 7.1(f) and (E) taking into account any changes to the terms of this Agreement proposed by Buyer in any binding proposal, the Company Board or any committee thereof has determined in good faith (1) after consultation with the Company’s outside counsel, with respect to the actions described in this Section 4.7(c), that it would continue to be inconsistent with the Company’s directors’ fiduciary duties under applicable Law not to effect the Company Board Recommendation Change and (2) after consultation with the Company’s outside legal counsel and financial advisor, with respect to the actions described in this Section 4.7(c), that the Acquisition Proposal received by the Company continues to constitute a Superior Proposal, in each case, if such changes offered by Buyer in such binding proposal were given effect; provided, further, that any purported termination of this Agreement pursuant to this Section 4.7(c) shall be void and of no force and effect unless such termination is in accordance with Section 7.1(f) and the Company pays to Buyer the Termination Fee in accordance with Section 7.2 prior to or concurrently with such termination. Following delivery of a Notice of Intended Recommendation Change in response to a Superior Proposal, in the event of any material change to the financial terms (including any change to the amount or form of consideration payable) or other material revision to the terms or conditions of such Superior Proposal, the Company shall provide a new Notice of Intended Recommendation Change to Buyer, and any Company Board Recommendation Change or termination of this Agreement pursuant to Section 7.1(f) following delivery of such new Notice of Intended Recommendation Change shall again be subject to clauses (D) and (E) of the immediately preceding sentence for a period of three (3) Business Days.
(d)   Nothing in this Agreement shall prohibit the Company Board from (i) taking and disclosing to the Securityholders a position contemplated by Rule 14e-2(a) under the Securities Exchange Act or complying with the provisions of Rule 14d-9 promulgated under the Securities Exchange Act in each case after commencement of a tender offer, and (ii) making any disclosure to the Stockholders if the Company Board determines in good faith (after consultation with its outside legal counsel) that the failure to make such disclosure would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law; provided, in the case of each of clauses (i) and (ii), that no Company Board Recommendation Change may be made unless the Company shall have first complied with its obligations under Section 4.7(c).
4.8   Requisite Stockholder Approval; Preparation of Proxy Statement.
(a)   As soon as practicable after the date hereof  (but in any event within ten (10) Business Days after the date hereof, unless otherwise agreed by the Company and Buyer), the Company shall prepare and shall cause to be filed with the SEC in preliminary form a proxy statement (together with any amendments thereof or supplements thereto, the “Proxy Statement”) relating to a meeting of the Stockholders for the purpose of voting on the adoption of this Agreement and the transactions contemplated hereby (the “Company Stockholder Meeting”). The Company Board shall make and include such Company Board Recommendation in the Proxy Statement; provided, however, that the Company Board may make a Company Board Recommendation Change pursuant to, and in accordance and compliance with, Section 4.7. The Company will cause the Proxy Statement, at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Company Stockholder Meeting, to not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances they were made, not misleading; provided, however, that no representation or warranty is made by the Company with respect to information supplied by Buyer or Merger Sub regarding Buyer or Merger Sub, for inclusion or incorporation by reference in the Proxy Statement. The Company shall cause the Proxy Statement to comply in all material respects with the applicable requirements of the Securities Exchange Act. The Company shall promptly notify Buyer and Merger Sub upon the receipt of any comments from the SEC or the staff of the SEC, whether written or oral, with respect to the Proxy Statement, including for amendments or supplements to the Proxy Statement, and shall provide Buyer and Merger Sub with copies of all correspondence relating thereto between the Company and the SEC or the staff of the SEC. The Company shall use reasonable best efforts to respond as promptly as reasonably practicable to any comments of the SEC or the staff of the SEC with respect to the Proxy Statement, and shall use its reasonable best efforts to cause the Proxy Statement, in definitive form, to be disseminated to the Stockholders as promptly as reasonably practicable after the resolution of any such comments or after the SEC confirms that it will not review the Proxy Statement. The Company shall provide Buyer and Merger Sub and their respective counsel a reasonable opportunity to review and comment on any response to any such comments of the SEC or its staff, and the Company shall give due consideration to the reasonable additions, deletions or changes suggested thereto by Buyer, Merger Sub and their counsel. Prior to the filing of the Proxy Statement or the dissemination thereof to the Stockholders, the Company shall provide Buyer and Merger Sub a reasonable opportunity to review and to propose comments on such document, and the Company shall give due consideration to the reasonable additions, deletions or changes suggested thereto by Buyer, Merger Sub and their counsel.
(b)   Buyer and Merger Sub shall promptly provide to the Company all information concerning Buyer and Merger Sub as may be reasonably requested by the Company in connection with the Proxy Statement and shall otherwise assist and cooperate with the Company in the preparation of the Proxy Statement and resolution of comments of the SEC or its staff related thereto. Buyer will cause the information relating to Buyer or Merger Sub supplied by it for inclusion in the Proxy Statement, at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Company Stockholder Meeting, not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by Buyer or Merger Sub with respect to information specifically supplied by the Company for inclusion or incorporation by reference in the Proxy Statement.
(c)   The Company shall duly call, convene and hold the Company Stockholder Meeting as promptly as reasonably practicable after the Proxy Statement is cleared by the SEC for mailing to the Stockholders (and in any event the Company shall use reasonable best efforts to cause the meeting to be held no later than thirty-five (35) calendar days following the date the Proxy Statement is disseminated to the Stockholders). The Company shall not, without the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), adjourn or postpone the Company Stockholder Meeting; provided that the Company may, after consultation with Buyer (Buyer’s prior written consent will not be required), adjourn or postpone the Company Stockholder Meeting (i) if as of the time for which the Company Stockholder Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholder Meeting, (ii) if the failure to adjourn or postpone the Company Stockholder Meeting would reasonably be expected to be a violation of applicable Law or for the distribution of any required supplement or amendment to the Proxy Statement or (iii) to solicit additional proxies if the Company reasonably determines that it is advisable or necessary to do so in order to obtain the Requisite Stockholder Approval, in each case for the minimum duration necessary to remedy the circumstances giving rise to such adjournment or postponement.
(d)   If at any time prior to the Effective Time any event or circumstance relating to the Company or Buyer or any of their respective subsidiaries or their respective officers or directors should be discovered by the Company or Buyer, respectively, which, pursuant to the Securities Act or Securities Exchange Act, should be set forth in an amendment or a supplement to the Proxy Statement, such party shall promptly inform the other parties. Each of Buyer, Merger Sub and the Company agree to correct any information provided by it for use in the Proxy Statement which shall have become false or misleading.

ARTICLE V.
OTHER COVENANTS
5.1   Employment Matters.
(a)   For at least one (1) year following the Effective Time (or until termination of the relevant employee, if earlier), Buyer shall provide or cause the Surviving Corporation to provide, and the Surviving Corporation immediately following the Closing agrees to provide, to all employees of the Company and the Subsidiaries at the Effective Time (“Company Employees”) (i) a salary or wage level that is reasonably comparable to the salary or wage level to which they were entitled at the Effective Time, (ii) benefits and perquisites that are reasonably comparable in the aggregate to the benefits and perquisites that similarly situated employees of Buyer were entitled to receive at the Effective Time and (iii) other terms and conditions of employment that are reasonably comparable to the terms and conditions applicable to similarly situated employees of Buyer at the Effective Time. To the extent permitted under Law, each Company Employee shall be subject to a background check and drug screening as a condition of continued employment.
(b)   Following the Effective Time, Buyer shall take commercially reasonable efforts to cause the Surviving Corporation to ensure, and the Surviving Corporation immediately following the Closing agrees to take commercially reasonable efforts to ensure, or cause to ensure, that, except as required by the insurance company, no limitations or exclusions as to pre-existing conditions, evidence of insurability or good health, waiting periods or actively-at-work exclusions or other limitations or restrictions on coverage are applicable to any Company Employees or their dependents or beneficiaries under any welfare benefit plans in which such employees may be eligible to participate, other than those in place for similarly situated employees of Buyer.
(c)   With respect to each employee benefit plan, policy or practice, including vacation and paid time off plans, policies or practices, sponsored or maintained by the Surviving Corporation or its Affiliates, but without duplication of benefits, Buyer shall cause the Surviving Corporation to grant or cause to be granted, and the Surviving Corporation immediately following the Closing agrees to grant, or cause to be granted, to all Company Employees from and after the Effective Time credit for all service with the Company and its predecessors, prior to the Effective Time for all purposes (including eligibility to participate, vesting credit, eligibility to commence benefits and benefit accrual, but not with respect to defined benefit pension plans or retirement medical plans), subject to the terms of the plans.
(d)   No provision of this Agreement shall (i) create any right in any Company Employee to continued employment by Buyer, the Surviving Corporation or any of their Affiliates, or preclude the ability of Buyer, the Surviving Corporation or any of their Affiliates to terminate the employment of any employee for any reason (including, for the avoidance of doubt, during the one-year period immediately following the Effective Time), (ii) require Buyer, the Surviving Corporation or any of their Affiliates to continue any Employee Benefit Plans or prevent the amendment, modification or termination thereof after the Effective Time, (iii) confer upon any employee of Buyer, the Surviving Corporation or any of their Affiliates any rights or remedies under or by reason of this Agreement, or (iv) be treated as an amendment to any particular employee benefit plan of Buyer, the Surviving Corporation or any of their Affiliates.
5.2   Indemnification of Directors and Officers.
(a)   Buyer agrees to cause the Surviving Corporation to ensure, and the Surviving Corporation immediately following the Closing shall ensure, that all rights to indemnification now existing in favor of any individual who, at or prior to the Effective Time, was a director, officer, employee or agent of the Company or the Subsidiaries or who, at the request of the Company or the Subsidiaries, served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or Person (collectively, with such individual’s heirs, executors or administrators, the “Indemnified Persons”) as provided in the Company’s or the Subsidiaries’ Charter Documents, shall survive the Merger and shall continue in full force and effect for a period of not less than six (6) years from the Effective Time and the provisions with respect to indemnification and limitations on liability set forth in such Charter Documents shall not be amended, repealed or otherwise modified in any manner that would adversely affect the Indemnified Persons without the prior written consent of the Indemnified Persons; provided, that in the event any claim or claims are asserted or made within such six (6) year period, all rights to indemnification in respect of any such claim or claims shall continue until final disposition of any and all such claims. Neither Buyer nor the Surviving Corporation shall settle, compromise or consent to the entry of judgment in any action or investigation or threatened action or investigation without the written consent of such Indemnified Person.
(b)   Prior to the Effective Time, the Company will purchase a “tail” policy to the current policy of directors’ and officers’ liability insurance maintained by the Company and the Subsidiaries, which tail policy shall be effective for a period from the Closing through and including the date six (6) years after the Closing Date with respect to claims arising from facts or events that occurred on or before the Closing, and which tail policy shall contain substantially the same coverage and amounts as, and contain terms and conditions no less advantageous than, in the aggregate, the coverage currently provided by such current policy.
(c)   Notwithstanding any other provisions hereof, the obligations of Buyer and the Surviving Corporation contained in this Section 5.2 shall be binding upon the successors and assigns of Buyer and the Surviving Corporation. In the event Buyer or the Surviving Corporation, or any of their respective successors or assigns, (i) consolidates with or merges into any other Person or (ii) transfers all or substantially all of its properties or assets to any Person, then, in each case, proper provision shall be made so that the successors and assigns of Buyer or the Surviving Corporation, as the case may be, honor the indemnification and other obligations set forth in this Section 5.2.
(d)   The obligations of Buyer and the Surviving Corporation under this Section 5.2 shall survive the Closing and shall not be terminated or modified in such a manner as to affect adversely any Indemnified Person to whom this Section 5.2 applies without the consent of such affected Indemnified Person (it being expressly agreed that the Indemnified Persons to whom this Section 5.2 applies shall be third-party beneficiaries of this Section 5.2, each of whom may enforce the provisions of this Section 5.2).
5.3   Further Assurances.   From time to time before or after the Closing Date, upon request of any party, each party hereto shall execute, acknowledge and deliver all such other instruments and documents and shall take all such other actions required to consummate and make effective the transactions contemplated by the Transaction Documents.
5.4   Termination of Related Party Contracts.   At or prior to the Closing, the Company and the Subsidiaries shall terminate all Contracts with Related Parties listed in Section 5.4 of the Disclosure Schedule, without any payment by or liability to the Company.
5.5   Tax Matters.
(a)   From the date hereof until the Effective Time, unless required by applicable Law, neither the Company nor the Subsidiaries shall make or change any election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any claim or assessment in respect of Taxes, prepare or file any Tax Return inconsistent with past practice or inconsistent with applicable Law, prepare or file any amended Tax Return, surrender any refund claim, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes, except with the prior written consent of Buyer.
(b)   From the date hereof until the Effective Time, the Company shall (i) prepare or cause to be prepared in a timely manner consistent with past practice, unless otherwise required by Law, all Tax Returns required to be filed by the Company or any of the Subsidiaries on or prior to the Closing Date, (ii) timely file all such Tax Returns described in the preceding sentence, and (iii) timely pay or cause to be paid all Taxes shown as due on such Tax Returns. The Company shall provide or make available to Buyer copies of any such income and other material non-income Tax Returns prior to filing.
(c)   All contracts, Tax sharing or similar agreements, arrangements, or intercompany account systems (other than a contract, arrangement or agreement entered into or made in the ordinary course of business, the primary subject matter of which is not Tax) under which the Company or any of the Subsidiaries may at any time have an obligation to indemnify for or share the payment of or liability for any portion of a Tax (or any amount calculated with reference to any portion of a Tax) shall be terminated with respect to the Company and each such Subsidiary on or prior to the Closing Date, and the Company and each such Subsidiary shall thereafter be released from any liability thereunder.

5.6   Stockholder Litigation.   The Company shall promptly advise Buyer orally and in writing of any Action brought by any stockholder of the Company against the Company and/or its directors relating to this Agreement or the transactions contemplated hereby, including the Merger, and of any Dissenting Shares (each a “Company Transaction Legal Action”), and shall promptly inform Buyer of the status thereof. The Company shall give Buyer the opportunity to participate in, subject to a customary joint defense agreement, but not control the defense or settlement of, any Company Transaction Legal Action and shall not settle, or make any payment with respect to, any Company Transaction Legal Action without the prior written consent of Buyer. For the avoidance of doubt, each party shall be solely responsible for all of its own costs, fees and expenses associated with all Company Transactions Legal Actions.
5.7   De-registration.   The Surviving Corporation shall cause the Common Stock to be de-registered under the Securities Exchange Act following the Effective Time.
5.8   Section 16(b) Exemption.   Prior to the Effective Time, the Company shall take all actions reasonably necessary to cause the dispositions of equity securities of the Company (including “derivative securities” (as defined in Rule 16a-1(c) under the Securities Exchange Act)) in connection with the transactions contemplated by this Agreement by any director or executive officer of the Company who is a covered Person of the Company for purposes of Section 16 of the Securities Exchange Act and the rules and regulations thereunder to be exempt under Rule 16b-3 promulgated under the Securities Exchange Act.
5.9   Cyber Insurance Tail Policy.   Prior to the Effective Time, the Company will purchase a “tail” policy to the current policy of technology E&O, cyber and multimedia liability insurance maintained by the Company and the Subsidiaries, which tail policy shall be effective for a period from the Closing through and including the date six (6) years after the Closing Date with respect to claims arising from facts or events that occurred on or before the Closing, and which tail policy shall contain substantially the same coverage and amounts as, and contain terms and conditions no less advantageous than, in the aggregate, the coverage currently provided by such current policy.
ARTICLE VI.
CONDITIONS PRECEDENT
6.1   Conditions Precedent to Obligations of Buyer and Merger Sub.   The obligation of Buyer and Merger Sub to consummate the Closing is subject to the satisfaction or waiver, at or before the Closing, of the following conditions:
(a)   Accuracy of Representations and Warranties.   Each of the representations and warranties made by the Company herein (without giving effect to any limitations or qualifications as to “materiality” or “Material Adverse Effect” set forth therein) shall be true and correct as of the Closing as if made as of the Closing (except for representations and warranties made as of a specific date, in which case such representations shall be true and correct as of such date), except where the failure to be true and correct has not resulted in, or would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. Buyer shall have received a certificate signed by an executive officer of the Company, dated as of the Closing, to such effect.
(b)   Compliance with Covenants.   The Company shall have performed or complied in all material respects with the agreements and covenants contained in this Agreement. Buyer shall have received a certificate signed by an executive officer of the Company, dated as of the Closing, to such effect.
(c)   No Litigation or Violation of Law.   There shall not be pending any Action by any Governmental Authority: (i) challenging or seeking to restrain, prohibit, rescind or unwind the consummation of the Merger or any of the other transactions contemplated by this Agreement; (ii) relating to the Merger or any of the other transactions contemplated by this Agreement and seeking to obtain from Buyer or the Company or any of the Subsidiaries any damages or other relief that could reasonably be expected to be material to Buyer or the Company or any of the Subsidiaries; (iii) seeking to prohibit or limit in any material respect the ability of Buyer to vote, transfer, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Surviving Corporation; (iv) that could materially and adversely affect the right or ability of Buyer or the Company or any of the Subsidiaries to own the assets or operate the business of the Company or any of the Subsidiaries; (v) seeking to compel the Company or any of the Subsidiaries, Buyer or any Affiliate of Buyer to dispose of or hold separate any material assets or business as a result of the Merger or any of the other transactions contemplated by this Agreement; (vi) seeking to impose (or that, if adversely determined, could reasonably be expected to result in the imposition of) any criminal sanctions or liability on the Company or any of the Subsidiaries; or (vii) that if adversely determined would reasonably be expected to have a Material Adverse Effect.
(d)   Material Adverse Effect.   Since the date of this Agreement, there has been no Material Adverse Effect.
(e)   Stockholder Approval.   The Requisite Stockholder Approval shall have been obtained.
(f)   Opinion of Financial Advisor.   The opinion of the Fairness Advisor as set forth in Section 2.6 has not been withdrawn, revoked or modified as of the Closing.
(g)   Deliverables.   Buyer shall have timely received all documents required to be delivered to Buyer under Sections 1.7 and 1.8(a).
6.2   Conditions Precedent To Obligations of the Company.   The obligation of the Company to consummate the Closing is subject to the satisfaction or waiver, at or before the Closing, of the following conditions:
(a)   Accuracy of Representations and Warranties.   Each of the representations and warranties made by Buyer and Merger Sub herein (without giving effect to any limitations or qualifications as to “materiality” or “Material Adverse Effect” set forth therein) shall be true and correct as of the Closing as if made as of the Closing (except for representations and warranties made as of a specific date, in which case such representations shall be true and correct as of such date), except where the failure to be true and correct has not resulted in, or would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on Buyer or Merger Sub. The Company shall have received a certificate signed by an officer of Buyer, dated as of the Closing, to such effect.
(b)   Compliance with Covenants.   Buyer shall have performed or complied in all material respects with all agreements and covenants contained in this Agreement. The Company shall have received a certificate signed by an officer of Buyer, dated as of the Closing, to such effect.
(c)   No Litigation or Violation of Law.   There shall not be any action taken by any court of competent jurisdiction or other Governmental Authority or any other Person, and there shall not be in effect any Law, that prevents, makes illegal or enjoins, restrains or otherwise prohibits the consummation of the transactions contemplated hereby or seeks to do so.
(d)   Stockholder Approval.   The Requisite Stockholder Approval shall have been obtained and not withdrawn.
(e)   Deliverables.   The Company shall have timely received all documents required to be delivered to the Company under Section 1.8(b).
ARTICLE VII.
TERMINATION
7.1   Termination.   This Agreement may be terminated at any time prior to the Closing solely:
(a)   by mutual written consent of Buyer and the Company;
(b)   by either Buyer or the Company if the Closing shall not have occurred by April 30, 2020 (the “Termination Date”); provided that a party seeking to exercise a termination right (the “Exercising Party”) pursuant to this Section 7.1(b) shall not have such right if the Exercising Party’s action or failure to fulfill any obligation under the Transaction Documents has been the principal cause of, or resulted in, the failure of the Closing to have occurred by such date;
(c)   by either Buyer or the Company, if a court of competent jurisdiction or other Governmental Authority shall have issued a final, non-appealable order, decree or ruling or taken any other action, or there shall exist any Law, in each case preventing or otherwise prohibiting the Closing or that otherwise has the effect of making the Closing or the transactions contemplated thereby illegal;
(d)   by Buyer (if it is not in material breach of its representations, warranties, covenants and obligations under this Agreement) if there has been a breach of, or inaccuracy in, any representation, warranty, covenant or agreement of the Company set forth herein or a breach of any Voting Agreement by any party thereto, which breach or inaccuracy would cause any condition set forth in Section 6.1 not to be satisfied if it remained uncured as of the Termination Date (and such breach or inaccuracy has not been cured or such condition has not been satisfied within twenty (20) Business Days after the Company’s receipt of written notice thereof);
(e)   by the Company (if it is not in material breach of its representations, warranties, covenants and obligations under this Agreement) if there has been a breach of, or inaccuracy in, any representation, warranty, covenant or agreement of Buyer set forth herein, which breach or inaccuracy would cause any condition set forth in Section 6.2 not to be satisfied if it remained uncured as of the Termination Date (and such breach or inaccuracy has not been cured or such condition has not been satisfied within twenty (20) Business Days after Buyer’s receipt of written notice thereof);
(f)   by the Company, at any time prior to the receipt of the Requisite Stockholder Approval, in the event that (i) the Company shall have received a Superior Proposal, (ii) the Company Board shall have determined to terminate this Agreement or effected or resolved to effect a Company Board Recommendation Change relating to such Superior Proposal in accordance with the terms set forth in Section 4.7(c), (iii) the Company shall have complied with all of its obligations under Section 4.7(c), (iv) the Company enters into, concurrently with the termination of this Agreement, a definitive written agreement providing for the consummation of a Superior Proposal, and (v) the Company pays Buyer the Termination Fee to Buyer pursuant to Section 7.2; or
(g)   by Buyer, in the event that (i) a Company Board Recommendation Change shall have occurred, (ii) a tender or exchange offer that if consummated would result in any Person or group (as defined under Section 13(d) of the Securities Exchange Act and the rules and regulations thereunder) beneficially owning more than fifteen percent (15%) of the outstanding voting securities of the Company shall have been commenced by a Person who is not an Affiliate or representative of Buyer and the Company shall not have publicly announced, within ten (10) Business Days after the commencement of such tender or exchange offer, that the Company recommends rejection of such tender or exchange offer, (iii) the Company effects a Company Board Recommendation Change for the consummation of a Superior Proposal, (iv) the Company Board or any committee thereof shall have failed to reaffirm the Company Board Recommendation within 10 Business Days after the receipt of a written request to do so from Buyer following an Acquisition Proposal (provided, that Buyer may only make such request once with respect to any one Acquisition Proposal (provided, further, that each time an Acquisition Proposal is amended or modified, Buyer shall be entitled to make a new request)) or (v) the Company shall have committed a material breach of its obligations under Section 4.6, which breach, if capable of being cured, has not been cured within five days after Buyer has given written notice to the Company of such breach.
7.2   Termination Fee.   In the event that this Agreement is terminated pursuant to Sections 7.1(f) or 7.1(g), the Company shall pay to Buyer immediately upon such termination a termination fee of  $720,000 (the “Termination Fee”) by wire transfer of immediately available funds to an account or accounts designated in writing by Buyer. The Company acknowledges that the agreement contained in this Section 7.2 is an integral part of this Agreement and the transactions contemplated hereby. Notwithstanding anything to the contrary in this Agreement, in the event that Buyer receives the Termination Fee, the receipt of the Termination Fee shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Buyer, any of its Affiliates, or any other Person in connection with this Agreement (and the termination hereof), the other Transaction Documents, the transactions contemplated hereby and thereby (and the abandonment thereof) or any matter forming the basis for such termination, and none of Buyer, Merger Sub, any of their Affiliates, or any other Person shall be entitled to bring or maintain any other claim, action or proceeding against the Company or any of its Affiliates arising out of this Agreement, any of the other Transaction Documents, any of the transactions contemplated hereby or thereby or any matters forming the basis for such termination.

7.3   Effect of Termination.   In the event of any termination of this Agreement pursuant to Article VII hereof, this Agreement forthwith shall become void and of no further force or effect, and no party hereto (or any of its Affiliates, directors, officers, agents or representatives (including the Securityholders)) shall have any liability or obligation hereunder, except (i) the provisions of Article VIII (Definitions) and the following Sections shall survive any such termination: 7.2 (Termination Fee), 7.3 (Effect of Termination), 9.2 (Notices), 9.3 (Entire Agreement), 9.4 (Successors and Assigns), 9.5 (Counterparts), 9.6 (Governing Law), 9.7 (Submission to Jurisdiction; Waiver of Jury Trial), 9.8 (Enforcement), 9.15 (Fees and Expenses) and 9.16 (Disclosure Schedules), and (ii) except as set forth in Section 7.2, nothing herein shall relieve any party or parties hereto from any liability or damages resulting from any willful and material breach of this Agreement that occurs prior to such termination (which liability or damages the parties acknowledge and agree shall not be limited to reimbursement of out-of-pocket fees, costs or expenses incurred in connection with the transactions contemplated hereby, and may include, to the extent proven and awarded by the court, damages based on loss of the economic benefit of the transactions contemplated by this Agreement to the Securityholders, it being acknowledged that the Securityholders shall not have the right to assert directly any claim against Buyer or Merger Sub or otherwise enforce this Agreement).
ARTICLE VIII.
DEFINITIONS
8.1   Specific Definitions.
“Acceptable Confidentiality Agreement” means a customary confidentiality agreement that contains confidentiality provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (provided that such Acceptable Confidentiality Agreement need not contain a “standstill” or similar provision).
“Acquisition Proposal” means any offer or proposal or indication of interest in making a proposal or offer (other than an offer or proposal by Buyer or Merger Sub) to engage in an Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by this Agreement) resulting in: (i) any direct or indirect acquisition by any Person or “group” (as defined under Section 13(d) of the Securities Exchange Act and the rules and regulations thereunder) of more than fifteen percent (15%) of the outstanding voting securities of the Company or any tender offer or exchange offer that if consummated would result in any Person or group (as defined under Section 13(d) of the Securities Exchange Act and the rules and regulations thereunder) beneficially owning more than fifteen percent (15%) of the outstanding voting securities of the Company; (ii) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, reorganization or other similar transaction involving the Company pursuant to which any Person or “group” (as defined in or under Section 13(d) of the Securities Exchange Act), would hold Shares, directly or indirectly, representing more than fifteen percent (15%) of the outstanding voting securities of the Company or voting power of the surviving entity after giving effect to the consummation of such transaction; or (iii) any direct or indirect sale, lease (other than in the ordinary course of business), exchange, transfer, exclusive license, or other acquisition of more than fifteen percent (15%) of the consolidated assets of the Company.
“Action” means any action, complaint, petition, investigation, suit or other proceeding, whether civil or criminal, in law or in equity, before any arbitrator or Governmental Authority.
“Affiliate” of any Person shall mean any Person directly or indirectly controlling, controlled by, or under common control with, such Person; provided, that, for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.
“Agents” of any entity means such entity’s directors, officers, employees, legal, investment banking and financial advisors, accountants and any other agents and representatives.

“Aggregate Preferred Liquidation Preference Amount” means the aggregate amount equal to the sum of the Series A Preferred Liquidation Preference Amount, the Series B Preferred Liquidation Preference Amount and the Series C Preferred Liquidation Preference Amount.
“Agreement” has the meaning set forth in the preamble.
“Antitrust Laws” means the Sherman Act, as amended; the Clayton Act, as amended; the HSR Act; the Federal Trade Commission Act, as amended; and all other federal, state and foreign Laws and administrative and judicial doctrines that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.
“Business Day” shall mean any day that is not a Saturday or a Sunday or a day on which banks located in New York, New York are authorized or required to be closed.
“Buyer” has the meaning set forth in the preamble.
“Certificate” has the meaning set forth in Section 1.9(b).
“Certificate of Merger” has the meaning set forth in Section 1.2.
“Charter Documents” means: (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the partnership agreement and any statement of partnership of a general partnership; (iii) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (iv) the limited liability company agreement and the certificate of formation of a limited liability company; (v) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (vi) any amendment to any of the foregoing.
“Closing” has the meaning set forth in Section 1.2.
“Closing Cash” means, as of 11:59 pm EST on the day immediately prior to the Closing Date, the unrestricted cash held on hand or in deposit, checking or other similar accounts (net of issued but undeposited or uncleared checks and drafts and net of any cash that is not freely transferrable without Taxes), including money market accounts, by the Company, and cash equivalents (including marketable securities) held by the Company, in each case, determined in accordance with GAAP. For the avoidance of doubt, “Closing Cash” shall not include cash reserved for security deposits or collateral.
“Closing Company Indebtedness” has the meaning set forth in Section 1.7(a).
“Closing Date” has the meaning set forth in Section 1.2.
“Closing Merger Consideration” means the (i) the Enterprise Value, plus (ii) the Closing Cash, plus (iii) the aggregate exercise price of the Options and Warrants that are not exercised prior to the Effective Time to the extent that such amount is not included in the definition of Closing Cash, minus (iv) the Closing Company Indebtedness, and minus (v) the Transaction Costs.
“COBRA” has the meaning set forth in Section 2.8(f).
“Code” means the Internal Revenue Code of 1986, as amended.
“Common Stock” means the common stock, par value $0.001 per share, of the Company.
“Company” has the meaning set forth in the preamble.
“Company Board” has the meaning set forth in the recitals.
“Company Board Recommendation” has the meaning set forth in Section 4.7(a).
“Company Board Recommendation Change” has the meaning set forth in Section 4.7(b).
“Company Charter” means the Certificate of Incorporation of the Company, dated November 22, 2005, as amended.
“Company Employees” has the meaning set forth in Section 5.1(a).

“Company Indebtedness” means, without duplication, the aggregate amount of  (i) any obligations of the Company for borrowed money or with respect to deposits or advances of any kind to the Company (excluding advance payments) and any prepayment premiums, penalties and any other fees and expenses paid to satisfy such indebtedness, (ii) any obligations of the Company evidenced by bonds, debentures, notes or similar instruments, (iii) any obligations of the Company upon which interest charges are paid (excluding trade accounts payable), (iv) any obligations of others secured by any Lien (other than a Permitted Lien) on property or assets owned by the Company, (v) any obligations representing the unpaid balance of the purchase price of any property (excluding trade payables), (vi) any lease obligations required to be capitalized under GAAP, (vii) any obligations of the Company under interest rate or currency swap transactions (valued at the termination value thereof), (viii) any amounts actually or potentially owed with respect to drawn or undrawn letters of credit issued for the account of the Company; (ix) the amount of  $1,000,000 in respect of state sales Taxes; (x) commitments for capital expenditures, and (xi) any guarantees of any of the foregoing. For the avoidance of doubt, the Company Indebtedness shall not include the items set forth on Section 8.1(a) of the Disclosure Schedule but shall include the items set forth on Section 8.1(b) of the Disclosure Schedule.
“Company Intellectual Property Rights” means any Intellectual Property Rights owned by, licensed exclusively to or registered to the Company or the Subsidiaries, as applicable.
“Company Leased Real Property” means all Real Property leased by the Company.
“Company Products” has the meaning set forth in Section 2.15(a).
“Company Registered Intellectual Property Rights” means all patents and patent applications, registered copyrights and copyright applications, registered trademarks and trademark applications, and any other Intellectual Property Right that is the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any Governmental Authority that is owned by, licensed exclusively to or registered to the Company or the Subsidiaries, as applicable.
“Company SEC Reports” has the meaning set forth in Section 2.4(a).
“Company Stock Option Plans” means the Company’s 2008 Equity Compensation Plan and the Company’s 2010 Equity Compensation Plan, each as amended or otherwise modified from time to time.
“Company Stockholder Meeting” has the meaning set forth in Section 4.8(a).
“Company Transaction Legal Action” has the meaning set forth in Section 5.6.
“Computer Software” means all computer programs, databases, compilations, data collections (in each case, whether in human-readable, machine readable, source code or object code form) and documentation related to the foregoing.
“Confidentiality Agreement” means the confidentiality letter agreement, dated August 29, 2019, between the Company and Buyer.
“Contract” means any oral or written agreement, contract, statement of work, lease, license, agreement, or commitment.
“DGCL” has the meaning set forth in the recitals.
“Disclosure Schedule” has the meaning set forth in Article II.
“Dissenting Shares” has the meaning set forth in Section 1.11(a).
“Effective Time” has the meaning set forth in Section 1.2.
“Enterprise Value” equals $12,000,000.
“Environmental Law” means any Law relating to pollution or protection of human health and safety with respect to any Hazardous Material, the environment and natural resources, including Laws relating to releases or threatened releases of Hazardous Materials into the indoor or outdoor environment or relating to the transport of Hazardous Materials. Without limiting the foregoing, Environmental Laws include the

Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. §9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. App. §1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Water Act (33 U.S.C. §1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. §2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C. §653 et seq.) with respect to Hazardous Materials, and the regulations promulgated pursuant thereto, as amended, and their foreign and state law equivalents, all as in effect as of the date of this Agreement.
“Environmental Permit” means any permit or license issued, granted or required under Environmental Laws.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Exercising Party” has the meaning set forth in Section 7.1(b).
“Exhibits” has the meaning set forth in Section 9.3.
“Export Laws” has the meaning set forth in Section 2.25(a).
“Fairness Advisor” has the meaning set forth in Section 2.27.
“Final Merger Consideration Certificate” has the meaning set forth in Section 1.7(b).
“Financial Statements” has the meaning set forth in Section 2.4(a).
“Fully Diluted Shares” means the aggregate number of shares of Common Stock issued and outstanding as of immediately prior to the Effective Time, including, for purposes of this computation, the aggregate number of shares of Common Stock issuable upon (i) the exercise in full of all Options and Warrants as if such Options and Warrants were exercised immediately prior to the Effective Time and (ii) the conversion of all issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock as if such shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock were converted to shares of Common Stock immediately prior to the Effective Time.
“GAAP” has the meaning set forth in Section 2.4(a).
“Governmental Authority” means any federal, state, local or foreign governmental or quasi-governmental entity or municipality or subdivision thereof or any authority, department, commission, board, bureau, agency, court, tribunal or instrumentality, or any applicable self-regulatory organization.
“Hazardous Material” means any chemical, material, substance, pollutant, contaminant or waste that is subject to regulation, standards of conduct or liability under any Environmental Law, or has been designated by any Governmental Authority or by any applicable Environmental Law to be radioactive, toxic, a pollutant or contaminant, hazardous or otherwise a danger to health or the environment, including PCBs, asbestos, oil, petroleum and petroleum products (including fractions thereof), urea-formaldehyde and all substances listed as “hazardous substances” pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a solid or hazardous waste pursuant to the Resource Conservation and Recovery Act of 1976, as amended, or regulated as a chemical or hazardous chemical under the Occupational Safety and Health Act, as amended, or the regulations promulgated pursuant to said Laws, or pursuant to analogous state Laws or regulations.
“Indemnified Persons” has the meaning set forth in Section 5.2(a).
“Intellectual Property Rights” means all worldwide (a) inventions, whether or not patentable, invention disclosures, mask works, circuit designs and other designs, industrial design rights, discoveries, ideas, developments, data, works of authorship, software, confidential or proprietary technical, business and other information, including processes, techniques, methods, formulae, designs, product specifications, algorithms, supplier information, prospect lists, customer lists, projections, analyses, market studies and similar proprietary items that are in Company’s possession, and all rights therein and thereto, (b) patents and patent applications, including continuations, continuations-in-part, divisions, provisional and non-provisional applications, reexaminations, reissues and extensions, (c) trademarks, trademark applications, service marks, service mark applications, trade dress, logos, Internet domain names and trade names, whether or not registered, and all goodwill associated therewith, (d) rights of publicity and other rights to use the names and likeness of individuals, (e) copyrights and related rights, whether or not registered, and applications for registration thereof, (f) Computer Software, data, databases, files, and documentation and other materials related thereto, (g) Internet domain names (h) trade secrets and all confidential, technical, technological, industrial, business processes and business information, (i) know how, (j) all rights in any of the foregoing provided by bilateral or international treaties or conventions, (k) the right and power to assert, defend and recover title to any of the foregoing and (l) all rights to sue or recover and retain damages and costs and attorneys’ fees for past, present and future infringement, misuse, misappropriation, impairment, unauthorized use or other violation of the foregoing.
“IRS” means the United States Internal Revenue Service.
“Knowledge” means, with respect to the Company, the actual knowledge of Anthony Verdi, Donald Caldwell, John Heidelberger and Kevin Nelson, after reasonable inquiry of the Company’s or the Subsidiaries’ personnel.
“Law” means applicable law, order, judgment, rule, code, statute, regulation, ruling or ordinance of any Governmental Authority.
“Letter of Transmittal” means a letter of transmittal to be executed by each Securityholder in the form attached hereto as Exhibit E.
“Liability” has the meaning set forth in Section 2.13(f).
“License Agreements” means all agreements (whether written or oral, including license agreements, research agreements, development agreements, distribution agreements, consent to use agreements and covenants not to sue, or settlement agreements containing like provisions) to which a Person is a party or otherwise bound, pursuant to which a Person has granted or been granted any right to use, exploit or practice any Intellectual Property Rights, or that restrict the right of a Person to use or enforce any Intellectual Property Rights.
“Licensed Intellectual Property Rights” means any Intellectual Property Rights owned by a third party that a Person has a right to use, exploit or practice by virtue of a license grant, immunity from Action or otherwise.
“Lien” means any adverse claim, mortgage, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, preference, priority or other security agreement, option, warrant, attachment, right of first refusal, preemption, conversion, put, call or other claim or right, restriction on transfer, or preferential arrangement of any kind or nature whatsoever (including any restriction on the transfer of any assets), any conditional sale or other title retention agreement and any financing lease involving substantially the same economic effect as any of the foregoing.
“Material Adverse Effect” shall mean any change, event, development or effect, individually or in the aggregate with all other changes, events, developments and effects, having a material adverse effect on (a) the businesses, assets, results of operations or financial condition of the Company or any of the Subsidiaries or (b) on the ability of the Company to consummate the transactions contemplated by this Agreement; provided, however, that the following changes, events, developments or effects shall be deemed not to constitute a “Material Adverse Effect,” and shall not be considered in determining whether a “Material Adverse Effect” has occurred, under clause (a) of this definition: (i) changes in economic or political conditions or the financing, banking, currency or capital markets in general; (ii) changes in Laws or orders or interpretations thereof or changes in accounting requirements or principles; (iii) changes affecting industries, markets or geographical areas in which the Company conducts its businesses; (iv) changes or effects solely resulting from the announcement, execution, pendency or performance of this Agreement or the transactions contemplated hereby or any communication by Buyer or any of its Affiliates of its plans or intentions (including in respect of employees) with respect to any of the businesses of the Company; (v) the consummation of the transactions contemplated by this Agreement or any actions by Buyer, Merger Sub or the Company taken pursuant to this Agreement or in connection with the transactions contemplated hereby; (vi) conduct by the Company prohibited under this Agreement for which Buyer gave its express prior written consent; (vii) any natural disaster or any acts of terrorism, sabotage, military action, armed hostilities or war (whether or not declared) or any escalation or worsening thereof, whether or not occurring or commenced before or after the date of this Agreement; or (viii) changes in the Company’s stock price or the trading volume of the Company’s stock, or any failure by the Company to meet any public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet any internal projections or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself  (but not, in each case, the underlying cause of such changes or failures, unless such changes or failures are otherwise excepted from this definition); except in the case of clauses (i), (ii), (iii) and (vii) to the extent the Company is materially and disproportionately adversely affected thereby as compared to other companies in the industries in which the Company operates (and then only to the extent of such disproportionate impact).
“Material Contracts” has the meaning set forth in Section 2.14.
“Material Permits” has the meaning set forth in Section 2.10(b).
“Merger” has the meaning set forth in the recitals.
“Merger Consideration” means the Closing Merger Consideration.
“Merger Consideration Certificate” has the meaning set forth in Section 1.7(b).
“Merger Sub” has the meaning set forth in the preamble.
“Notice of Intended Recommendation Change” has the meaning set forth in Section 4.7(c).
“OFAC” has the meaning set forth in Section 2.25(a).
“Open Source Software” has the meaning set forth in Section 2.15(l).
“Option and Warrant Merger Consideration” shall have the meaning set forth in Section 1.9(e).
“Optionholder” means a holder of Options as of the Closing Date.
“Options” means, collectively, all options to purchase shares of Common Stock issued and outstanding pursuant to the Company Stock Option Plans.
“Order” means any judgment, order, injunction, decree, writ, permit or license of any Governmental Authority or any arbitrator.
“Ordinary Course of Business” means, with respect to any Person, the ordinary course of business of such Person, consistent with the past practices of such Person.
“Paying Agent” means Acquiom Financial LLC, in its capacity as the paying agent pursuant to the Paying Agent Agreement.
“Paying Agent Agreement” means the Paying Agent Agreement to be entered into by and between the Company, the Buyer and the Paying Agent at the Closing, in the form attached hereto as Exhibit F.
“Per Share Common Merger Consideration” means (i) the Closing Merger Consideration, minus the Aggregate Preferred Liquidation Preference Amount payable in respect of all issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, divided by (ii) the Fully Diluted Shares, as set forth on the Final Merger Consideration Certificate.
“Per Share Series A Preferred Merger Consideration” means the greater of  (i) a per share amount for each share of Series A Preferred Stock that is equal to the Series A Preferred Liquidation Preference Amount with respect to such share of Series A Preferred Stock, or the (ii) per share amount for each share of Series A Preferred Stock that is equal to the applicable Preferred As-Converted Amount with respect to such share of Series A Preferred Stock, in each case, as set forth on the Final Merger Consideration Certificate.
“Per Share Series B Preferred Merger Consideration” means the greater of  (i) a per share amount for each share of Series B Preferred Stock that is equal to the Series B Preferred Liquidation Preference Amount with respect to such share of Series B Preferred Stock, or the (ii) per share amount for each share of

Series B Preferred Stock that is equal to the applicable Preferred As-Converted Amount with respect to such share of Series B Preferred Stock, in each case, as set forth on the Final Merger Consideration Certificate.
“Per Share Series C Preferred Merger Consideration” means the greater of  (i) a per share amount for each share of Series C Preferred Stock that is equal to the Series C Preferred Liquidation Preference Amount with respect to such share of Series B Preferred Stock, or the (ii) per share amount for each share of Series C Preferred Stock that is equal to the applicable Preferred As-Converted Amount with respect to such share of Series C Preferred Stock, in each case, as set forth on the Final Merger Consideration Certificate.
“Permitted Liens” means (i) any landlord’s, mechanic’s, carrier’s, workmen’s, repairmen’s or other similar statutory Lien arising or incurred, and which shall be paid and discharged, in the Ordinary Course of Business that does not materially detract from the value or use of the property encumbered thereby, (ii) any lien relating to capitalized lease financings or purchase money financings that have been entered into in the Ordinary Course of Business that does not materially detract from the value or use of the property encumbered thereby, (iii) any defect or imperfection of title, condition, easement and reservation of rights (including any easement and reservation of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines, access, parking, drainage, slope, support, view and other similar purposes), encroachment, covenant or restriction that is of record as of the date hereof, or, if not of record as of the date hereof, that does not materially detract from the use of the property encumbered thereby by the Company and (iv) liens for Taxes not yet due and payable or Taxes being contested in good faith.
“Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, proprietorship, trust, union, association, court, tribunal, agency, government, department, commission, self-regulatory organization, arbitrator, board, bureau, instrumentality, Governmental Authority or other entity, enterprise, authority or business organization.
“Preferred As-Converted Amount” means, with respect to each share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, the Per Share Common Merger Consideration multiplied by the number of shares of Common Stock (including fractional shares) issuable upon the conversion of such shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock to shares of Common Stock pursuant to the terms of the Company Charter (it being understood that the number of shares of Common Stock issuable upon the conversion of each share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock may vary including as a result of different issuance dates of each such share), all as set forth on the Final Merger Consideration Certificate.
“Preliminary Merger Consideration Certificate” has the meaning set forth in Section 1.7(a).
“Proxy Statement” has the meaning set forth in Section 4.8(a).
“Real Property” means all interests in real property including fee estates and leaseholds, subleaseholds, purchase options, options to lease, easements and licenses, rights to access and rights of way, and all buildings and other improvements thereon, owned, leased, subleased, licensed or used by the Company, together with any additions thereto or replacements thereof.
“Real Property Lease” means any lease, sublease, license or other Contract with respect to Real Property.
“Regulatory Agreement” has the meaning set forth in Section 2.26.
“Related Party” has the meaning set forth in Section 2.17.
“Requisite Stockholder Approval” has the meaning set forth in Section 2.2(e).
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Securityholders” means, collectively, the Stockholders, Optionholders and Warrantholders.
“Series A Preferred Liquidation Preference Amount” means, with respect to each share of Series A Preferred Stock, the amount payable in respect of such share of Series A Preferred Stock pursuant to Section 5 of the Certificate of Designation of Series A Preferred Stock of the Company Charter, dated as of January 14, 2009 (it being understood that the Series A Preferred Liquidation Preference Amount may vary for each share of Series A Preferred Stock as a result of different issuance dates and amount of accrued dividends in respect of each such share), as set forth on the Final Merger Consideration Certificate.
“Series A Preferred Stock” shall mean the Series A Preferred Stock of the Company, par value 0.001 per share.
“Series B Preferred Liquidation Preference Amount” means, with respect to each share of Series B Preferred Stock, the amount payable in respect of such share of Series B Preferred Stock pursuant to Section 5 of the Certificate of Designation of Series B Preferred Stock of the Company Charter, dated as of September 30, 2010, as amended (it being understood that the Series B Preferred Liquidation Preference Amount may vary for each share of Series B Preferred Stock as a result of different issuance dates and amount of accrued dividends in respect of each such share), as set forth on the Final Merger Consideration Certificate.
“Series B Preferred Stock” shall mean the Series B Preferred Stock of the Company, par value $0.001 per share.
“Series C Preferred Liquidation Preference Amount” means, with respect to each share of Series C Preferred Stock, the amount payable in respect of such share of Series C Preferred Stock pursuant to Section 5 of the Certificate of Designation of Series C Preferred Stock of the Company Charter, dated as of April 19, 2017 (it being understood that the Series C Preferred Liquidation Preference Amount may vary for each share of Series C Preferred Stock as a result of different issuance dates and amount of accrued dividends in respect of each such share), as set forth on the Final Merger Consideration Certificate.
“Series C Preferred Stock” shall mean the Series C Preferred Stock of the Company, par value $0.001 per share.
“Shares” has the meaning set forth in Section 2.3(a).
“Stockholders” means the stockholders of the Company as of immediately prior to Closing.
“Superior Proposal” means a bona fide written Acquisition Proposal that did not result from a breach of the Company’s obligations set forth in Section 4.6 that the Company Board has determined in good faith, after consultation with its outside legal counsel and its outside financial advisor, taking into account all legal, financial, financing and regulatory aspects of the Acquisition Proposal, the identity of the Person(s) making the proposal and the likelihood of the proposal being consummated in accordance with its terms and all other matters that the Company Board considers appropriate, that, if consummated, would result in a transaction (a) more favorable to the Securityholders from a financial point of view than the Merger and (b) that is reasonably more likely to be completed, taking into account any regulatory, financing or approval requirements and any other aspects considered relevant by the Company Board; provided, however, that for purposes of the reference to an “Acquisition Proposal” in this definition of a “Superior Proposal,” all references to “more than fifteen percent (15%)” in the definition of  “Acquisition Transaction” shall be deemed to be references to “more than fifty percent (50%)”.
“Surviving Corporation” has the meaning set forth in Section 1.1.
“Tax” (including with correlative meaning the terms “Taxes” and “Taxable”) means with respect to any Person all federal, state, local, county, foreign and other taxes, assessments or other government charges, including any income, alternative or add on minimum tax, estimated, gross income, gross receipts, sales, use, ad valorem, value added, transfer, capital stock franchise, profits, recording, documentary, intangibles, conveyancing, gains, withholding, payroll, employment, social security (or similar), unemployment, disability, excise, severance, stamp, property (real and personal), environmental or windfall profit tax, escheat, unclaimed property obligations or other like assessment or tax, together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Authority responsible for the imposition of any such tax (domestic or foreign), whether disputed or not.
“Tax Return” means any return (including any information return), report, statement, schedule, notice, form, estimate or declaration of estimated tax relating to or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax.
“Termination Date” has the meaning set forth in Section 7.1(b).
“Termination Fee” has the meaning set forth in Section 7.2.
“Transaction Costs” shall mean, without duplication, (a) all expenses of the Company incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including fees and disbursements of attorneys, accountants, investment bankers and other advisors and service providers, payable by the Company and which have not been paid as of the Closing Date, (b) all expenses related to obtaining the consent of any third party to approve the Merger and other transactions contemplated by this Agreement and the Transaction Documents, (c) fifty percent (50%) of all expenses payable to the Paying Agent with respect to the Paying Agent Agreement, (d) all expenses associated with obtaining the directors’ and officers’ liability insurance “tail” policy pursuant to Section 5.2(b), (e) all expenses associated with obtaining the technology E&O, cyber and multimedia liability insurance “tail” policy pursuant to Section 5.9, and (f) any severance, change of control bonus or stay or retention bonus or similar payments payable to Kevin Nelson and Anthony Verdi under their employment or consulting agreements as a result of or in connection with the consummation of the transactions contemplated by this Agreement (including the employer portion of any payroll Tax payments that are required in connection therewith) (collectively under this subsection (f), the “Change in Control Payments”).
“Transaction Documents” means this Agreement, the Paying Agent Agreement, the Confidentiality Agreement, and any other agreement, document or certificates deliverable hereunder and all other agreements, documents and certificates executed by the parties hereto in connection with the consummation of the transactions contemplated hereby.
“Voting Agreement” has the meaning set forth in the recitals.
“Warrantholder” means a holder of Warrants as of the Closing Date.
“Warrants” means, collectively, all contractual rights to purchase Shares pursuant to warrant agreements issued by the Company.
8.2   Accounting Terms.   Except as otherwise expressly provided in this Agreement, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with GAAP.
8.3   Usage.   The defined terms herein shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to “Articles”, “Sections” and “Exhibits” shall be deemed to be references to Articles and Sections of and Exhibits to this Agreement unless the context shall otherwise require. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Unless otherwise expressly provided, wherever the consent of any Person is required or permitted herein, such consent may be withheld in such Person’s sole and absolute discretion. If any payment is required to be made or other action is required to be taken pursuant to this Agreement on a day which is not a Business Day, then such payment or action shall be made or taken on the next Business Day. Any reference in this Agreement to any statute or any section thereof shall, unless otherwise expressly stated, be deemed to be a reference to such statute or section as amended, restated or re-enacted from time to time. Unless otherwise expressly provided for in this Agreement, all dollar amounts referred to in this Agreement are stated in United States currency.
ARTICLE IX.
GENERAL
9.1   Survival.   The respective representations and warranties of the parties in this Agreement and the other Transaction Documents shall not survive the Effective Time. The respective covenants of the parties in this Agreement and the other Transaction Documents that are (i) required to be performed prior to the Effective Time, shall not survive the Effective Time or (ii) required to be performed after the Effective Time shall survive the Effective Time and expire in accordance with their respective terms. This Article IX shall survive the Closing Date and shall remain in effect during such time as any covenant or agreement hereunder remains in effect.
9.2   Notices.   Any notice, request, claim, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by facsimile (with confirmation of receipt), by electronic mail (if the sender on the same day during normal business hours sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid)), by registered or certified mail, postage prepaid, by nationally recognized overnight courier service (charges prepaid), as follows:
(a)   If to Buyer or Merger Sub (or, following the Closing, the Surviving Corporation):
Majesco
412 Mt. Kemble Avenue, Suite 110C
Morristown, New Jersey 07960
Attention: General Counsel
Email: lori.stanley@majesco.com
With a required copy to (which shall not constitute notice to Buyer or Merger Sub):
Sheppard Mullin Richter & Hampton LLP
30 Rockefeller Plaza
New York, New York 10112
Attention: Valérie Demont
Email: vdemont@sheppardmullin.com
(b)   If to the Company (prior to Closing):
Inspro Technologies Corporation
1510 Chester Pike
400 Baldwin Tower
Eddystone, Pennsylvania 19022
Attention: Anthony Verdi
Email: averdi@inspro.com
With a required copy to (which shall not constitute notice to the Company):
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103
Attention: James W. McKenzie, Jr.
Email: james.mckenzie@morganlewis.com
or to such other address as the Person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein. Such notice, request, claim, demand, waiver, consent, approval or other communication shall be deemed to have been given (i) as of the date so delivered, emailed or telefaxed, (ii) one Business Day after it is sent during normal business hours for next Business Day delivery via a reputable nationwide overnight courier service, (iii) four Business Days after it is sent by registered or certified mail, and (iv) if given by any other means, shall be deemed given only when actually received by the addressees.
9.3   Entire Agreement.   This Agreement (which includes the Disclosure Schedule hereto), the other Transaction Documents, the Confidentiality Agreement and all other agreements contemplated hereby set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement. The Disclosure Schedule and each of the exhibits to this Agreement (the “Exhibits”) is incorporated herein by this reference and expressly made a part hereof, and, unless otherwise defined therein, all terms used in the Disclosure Schedule or in any Exhibit shall have the meaning ascribed to such term in this Agreement.
9.4   Successors and Assigns.   This Agreement and the rights of the parties hereunder may not be assigned without the prior written consent of the other parties hereto and shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors, heirs and legal representatives. Any attempted assignment in violation of the provisions hereof shall be null and void and have no effect.
9.5   Counterparts; Exchanges by Electronic Delivery.   This Agreement may be executed in multiple counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. For purposes of this Agreement, facsimile signatures or signature pages by electronic mail in portable document format (PDF) shall be deemed originals, and the parties agree to exchange original signatures as promptly as possible.
9.6   Governing Law.   This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by and construed in accordance with the Laws of the State of Delaware.
9.7   Submission to Jurisdiction; Waiver of Jury Trial.   Each party hereto irrevocably and unconditionally (a) accepts the jurisdiction and venue of any state or federal court sitting in the State of New York, City of New York in any action or proceeding arising out of or related to this Agreement, (b) waives any objections which such party may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings brought in any such court and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum, (c) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at their respective addresses provided in accordance with Section 9.2; and (d) agrees that service as provided in clause (c) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect. NO PARTY TO THIS AGREEMENT OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF A PARTY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER AGREEMENTS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE PARTIES. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION 9.7 HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HERETO HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS SECTION 9.7 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

9.8   Enforcement.   The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, prior to the valid termination of this Agreement pursuant to Article VII, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. Each party agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the party seeking such injunction, specific performance or other equitable relief has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or equity. In the event that any party seeks an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the terms and provisions of this Agreement, such party shall not be required to provide any bond or other security in connection with any such injunction or other order, decree, ruling or judgment.
9.9   Severability.   If any provision of this Agreement or the application thereof to any Person or circumstances is held invalid or unenforceable in any jurisdiction by a court of competent jurisdiction, the remainder hereof, and the application of such provision to such Person or circumstances in any other jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable, and upon such holding the parties shall negotiate in good faith to modify this Agreement in such jurisdiction so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by Law in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible.
9.10   Amendment; Waiver.   This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto. Any extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party.
9.11   Third Party Beneficiary Rights.   This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns and, with respect to the provisions of  (a) Section 5.2 (with respect to which the Indemnified Persons shall be third party beneficiaries), and (b) Article I (with respect to which the Securityholders shall be third party beneficiaries) shall inure to the benefit of the Persons benefiting from the provisions thereof and their respective successors and assigns all of whom are intended to be third-party beneficiaries thereof.
9.12   Mutual Drafting.   This Agreement is the mutual product of the parties hereto, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of each of the parties, and shall not be construed for or against any party hereto.
9.13   Further Representations.   Each party to this Agreement acknowledges and represents that it has been represented by its own legal counsel in connection with the transactions contemplated hereby, with the opportunity to seek advice as to its legal rights from such counsel. Each party further represents that it is being independently advised as to the tax consequences of the transactions contemplated hereby and is not relying on any representation or statements made by any other party as to such tax consequences.
9.14   Public Disclosure.   Except as required by Law or stock exchange, none of the parties hereto shall make any disclosure or permit any of their respective Affiliates to make any disclosure (whether or not in response to an inquiry) of the subject matter of this Agreement without the prior written consent of the other parties hereto, which shall not be unreasonably withheld or delayed.
9.15   Fees and Expenses.   Except as expressly set forth in this Agreement with respect to the Transaction Costs, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

9.16   Disclosure Schedules.   The Disclosure Schedule shall be arranged in Sections corresponding to the numbered Sections contained in Article II, and the disclosure in any Section shall qualify (a) the corresponding Section in Article II and (b) the other Sections in Article II to the extent that it is reasonably apparent on the face of such disclosure that it also qualifies or applies to such other Sections. The inclusion of any information in the Disclosure Schedule shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed, is material, has resulted in or would reasonably be expected to have a Material Adverse Effect, or is outside the Ordinary Course of Business.
[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger as of the day and year first written above.
BUYER:	MAJESCO
By: /s/ Adam Elster Name: Adam Elster Title: CEO
THE COMPANY:	INSPRO TECHNOLOGIES CORPORATION
By: /s/ Anthony R. Verdi Name: Anthony R. Verdi Title: President, Chief Executive Officer and Chief Financial Officer
MERGER SUB:	MAJESCO MERGER SUB, INC.
By: /s/ Wayne Locke Name: Wayne Locke Title: CFO

Annex B
NOMURA SECURITIES INTERNATIONAL, INC.
309 West 49th Street, New York, NY 10019-7316
(212) 667-9300
www.nomura.com
January 30, 2020
The Board of Directors
InsPro Technologies Corporation
1510 Chester Pike, Suite 400
Eddystone, Pennsylvania 19022
Members of the Board of Directors:
We understand that InsPro Technologies Corporation, a Delaware corporation (the “Company”), Majesco, a California corporation (“Buyer”), and Majesco Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Buyer (“Merger Sub”), propose to enter into an Agreement and Plan of Merger (the “Agreement;” unless otherwise defined, capitalized terms have the respective meanings assigned to them in the Agreement). Pursuant to the Agreement, Merger Sub will merge with and into the Company (the “Merger”), the Company will become a wholly-owned subsidiary of Buyer, and equity interests in the Company outstanding immediately prior to the effective time of the Merger will be cancelled and, other than Dissenting Shares and Shares held in the treasury of the Company or held directly or indirectly by the Company’s Subsidiaries, Buyer and Merger Sub, converted into the right to receive payment of the applicable consideration set forth in the Agreement. The Agreement provides that the merger consideration to be received by the Company’s Securityholders shall be based on an agreed enterprise value for the Company of $12 million (the “Enterprise Value”), subject to adjustment as set forth in the Agreement. The terms and conditions of the Merger are more fully set forth in the Agreement.
You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, to the Company of the Enterprise Value set forth in the Agreement.
Nomura Securities International, Inc. (“Nomura”) has acted as financial advisor to the Company in connection with the Merger and will receive a fee for its services a portion of which is payable in connection with this opinion and a significant portion of which is contingent upon consummation of the Merger. In addition, the Company has also agreed to reimburse Nomura’s expenses and indemnify Nomura against certain liabilities arising out of its engagement. Nomura and its affiliates are engaged in financial services, including, without limitation, investment banking, financial advisory, corporate finance, retail banking, securities and derivatives trading, asset finance, merchant banking and asset management. In the ordinary course of business, Nomura, its successors and affiliates may hold or trade, for their own accounts and the accounts of their customers, the equity, debt or other securities or financial instruments (including bank loans and other obligations) of the Company and/or Buyer or any currency or commodity that may be involved in the Merger or related transactions and, accordingly, may at any time hold a long or short position in such securities, instruments, currencies or commodities (or in related derivatives). During the past two years, Nomura and its affiliates have not provided investment banking and other financial services to the Company unrelated to the proposed Merger, for which Nomura and its affiliates have received compensation. Nomura and its affiliates are or currently expect to be engaged to provide investment banking or other financial services to Buyer unrelated to the proposed Merger, for which Nomura and its affiliates expect to receive compensation from Buyer. Nomura and its affiliates may in the future provide investment banking and other financial services to the Company or Buyer for which Nomura and its affiliates may receive compensation.

Although this opinion was approved by our Fairness Opinion Committee, our opinion does not address the relative merits of the Merger as compared to other business strategies or transactions that might be available to the Company or the Company’s underlying business decision to effect the Merger. Our opinion does not constitute a recommendation to any Securityholder as to how such Securityholder should vote or act with respect to the Merger. Our opinion does not address the terms of the Agreement, the form of the Merger, the consideration payable pursuant to the Agreement to Securityholders, the allocation of Merger Consideration among the Securityholders, or the adjustments resulting in the Closing Merger Consideration set forth in the Agreement. We express no opinion as to the prices at which any Shares will trade at any time. In rendering this opinion, we have assumed, with your consent, that (i) the final executed form of the Agreement will not differ in any material respect from the draft that we have reviewed, (ii) the Company, Buyer and Merger Sub will comply with all material terms of the Agreement, and (iii) the Merger will be consummated in accordance with the terms of the Agreement without any adverse waiver or amendment of any material term or condition thereof. We have also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the Company, Buyer or the expected benefits of the Merger in any way meaningful to our analysis. We do not express any opinion as to any tax or other consequences that might result from the Merger, nor does our opinion address any legal, regulatory, tax or accounting issues and we have relied on the assessments made by the Company and its advisors with respect to such issues.
In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company; (ii) reviewed certain internal financial information and other data relating to the businesses and financial prospects of the Company that were provided to us by the management of the Company and not publicly available, including financial forecasts and estimates prepared by management of the Company; (iii) conducted discussions with members of the senior management of the Company concerning the business and financial prospects of the Company; (iv) performed a discounted cash flow analysis of the Company in which we analyzed the future cash flows of the Company using financial forecasts and estimates prepared by the management of the Company; (v) reviewed publicly available financial and stock market data with respect to certain other companies we believe to be generally relevant; (vi) compared the financial terms of the Merger with the publicly available financial terms of certain other transactions we believe to be generally relevant; (vii) reviewed a draft, dated January 22, 2020, of the Agreement; and (viii) conducted such other financial studies, analyses and investigations, and considered such other information, as we deemed necessary or appropriate.
In connection with our review, with your consent, we have not assumed any responsibility for independent verification of any of the information provided to or reviewed by us for the purpose of this opinion and have, with your consent, relied on such information being complete and accurate in all material respects. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal. We also have not evaluated, and do not express an opinion as to the impact of the Merger on, the solvency, viability or fair value of the Company or Buyer under any state or federal law relating to bankruptcy, insolvency or similar matters or the ability of the Company or Buyer to pay its obligations when they become due. With respect to the financial forecasts and estimates referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. We assume no responsibility for and express no view as to any such forecasts and estimates or the assumptions on which they are based. We express no opinion regarding the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or class of such persons, whether relative to the consideration payable to any Securityholders, the Enterprise Value or otherwise. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise or reaffirm this opinion.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Enterprise Value set forth in the Agreement is fair, from a financial point of view, to the Company.

This opinion is provided for the benefit of the Board of Directors, in its capacity as such, in connection with, and for the purpose of, its evaluation of the Merger.
Very truly yours,
Nomura Securities International, Inc.

Annex C
VOTING AGREEMENT
This VOTING AGREEMENT, dated as of January [   ], 2020 (this “Agreement”), between Majesco, a California corporation (“Buyer”), Majesco Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and the persons or entities signatory as Stockholders hereto (each, a “Stockholder” and collectively, the “Stockholders”).
WHEREAS, as of the date hereof, the Stockholders each own beneficially and of record shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, each at par value $0.001 per share (collectively, the “Company Stock”), of Inspro Technologies Corporation, a Delaware corporation (the “Company”);
WHEREAS, concurrently with the execution and delivery of this Agreement, Buyer, Merger Sub, the Company have entered into an Agreement and Plan of Merger (the “Merger Agreement”), a draft of which has been made available to the Stockholders, which provides, upon the terms and subject to the conditions thereof, for the merger of Merger Sub with and into the Company with the Company surviving the merger (the “Merger”) (capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in the Merger Agreement); and
WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Buyer and Merger Sub have requested that the Stockholders enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Stockholders hereby agree as follows:
1.   Representations and Warranties.   Each Stockholder represents and warrants as to itself that:
(a)   (i) Schedule I to this Agreement sets forth, opposite each Stockholder’s name, the number of shares of Company Stock (“Voting Shares”) that each such Stockholder owns beneficially and of record or otherwise has the power to vote as of the date of this Agreement and that are subject to this Agreement, (ii) such Stockholder has good and valid title to the Voting Shares, free and clear of any Liens and commitments of any kind (other than pursuant to this Agreement) and, in the case of Stockholders that are trusts, any claims under such trust by any beneficiary thereof to such Voting Shares, (iii) such Stockholder has the sole power and authority to vote all of the Voting Shares without restriction (other than as contemplated by this Agreement), (iv) any proxies heretofore given in respect of any or all of the Voting Shares have heretofore been revoked and (v) such Stockholder does not have any other interest in any shares of Company Stock or any other shares of capital stock or other equity interests or voting securities of the Company, except as set forth on Schedule II to this Agreement. If, after the date of this Agreement, any Stockholder purchases or otherwise acquires the power to vote shares of Company Stock not set forth in Schedule I, such shares of Company Stock shall automatically become subject to the terms of this Agreement without further action required by any party hereof and shall be deemed to be Voting Shares for all purposes of this Agreement as if those shares were owned by the Stockholder on the date of this Agreement.
(b)   in the case of a Stockholder that is not an individual, (i) such Stockholder is duly formed and validly existing under the laws of its jurisdiction of incorporation or formation and (ii) the Person executing this Agreement on behalf of each of such Stockholder is authorized to act on behalf of and bind such Stockholder and, in the case of a trust, any beneficiary or settlor of such trust;
(c)   (i) such Stockholder has all necessary capacity, competency, power and authority to enter into this Agreement, (ii) the execution and delivery of this Agreement and the performance of its obligations hereunder and compliance with the terms hereof have been duly authorized by all necessary actions on the part of such Stockholder, (iii) such Stockholder has validly executed and delivered this Agreement and, assuming due authorization, execution and delivery by Buyer and Merger Sub, this Agreement constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally and, by general principles of equity, including good faith and fair dealing, regardless whether in a proceeding at equity or at law) and (iv) in the case of a Stockholder who is an individual, if Voting Shares of such Stockholder constitute community property or spousal or other approval is otherwise required for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of such Stockholder’s spouse, enforceable against such spouse in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally and, by general principles of equity, including good faith and fair dealing, regardless whether in a proceeding at equity or at law); and
(d)   (i) no filing with and no notification to, and no permit, authorization, consent or approval of any Governmental Authority is necessary on the part of such Stockholder for the execution, delivery and performance of this Agreement by such Stockholder and, except as contemplated by the Merger Agreement, the consummation by such Stockholder of the transactions contemplated hereby and thereby and (ii) none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall conflict with, or result in any violation or breach of, or a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, cancellation or acceleration or any obligation or to the loss of benefit under, or result in the creation of any Lien in or upon any of the properties or assets of such Stockholder (including the Voting Shares) under (A) in the case of a Stockholder that is not an individual, any trust documents, charter documents or other formation documents, (B) any order, writ, injunction, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or any of the Voting Shares or (C) any contract to which such Stockholder is a party or any of its properties or assets (including the Voting Shares) is subject, in each case, except for violations, breaches or defaults that would not individually or in the aggregate impair the ability of such Stockholder to perform its obligations hereunder.
2.   Agreement to Vote.
(a)   Subject to Section 2(c), at the Company Stockholder Meeting or any other meeting of stockholders of the Company called to vote upon the Merger, the Stockholders shall vote (or cause to be voted) all of the Voting Shares in favor of the adoption of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement. At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which their vote or other approval is sought, the Stockholders shall vote (or cause to be voted) all of the Voting Shares in favor of any other matter necessary to the consummation of the Merger and the other transactions contemplated by the Merger Agreement and considered and voted upon by the stockholders of the Company.
(b)   At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which their vote or other approval is sought, the Stockholders shall vote (or cause to be voted) all of the Voting Shares: (i) against any Acquisition Proposal or any action which is a component of any Acquisition Proposal, (ii) against the adoption of any transaction agreement related to an Acquisition Proposal and (iii) against any other action that would in any manner (A) prevent, impede, frustrate or nullify any provision of the Merger Agreement, (B) amend the Charter Documents of the Company or change the voting rights of any class of capital stock of the Company or (C) otherwise interfere with or delay the Merger or the other transactions contemplated by the Merger Agreement.
(c)   In the event of a Company Board Recommendation Change relating to a Superior Proposal made in compliance with the steps set forth in Section 4.7(c) of the Merger Agreement, solely in connection with a vote that is subject to Section 2(a):
(i)   the number of shares of Company Stock that shall be considered “Voting Shares” pursuant to this Agreement shall be modified without any further notice or any action by the Company or the Stockholders to be only such number that is equal to thirty three percent (33%) of each of the total number of outstanding shares of Common Stock, Series A Preferred Stock,

Series B Preferred Stock and Series C Preferred Stock (the “Lock-Up Subject Shares”), such that the Stockholders shall only be obligated to vote the Lock-Up Subject Shares in the manner set forth in Section 2(a); and
(ii)   the Stockholders, in their sole discretion, shall be free to vote or cause to be voted, in person or by proxy, all of the remaining Voting Shares in excess of the Lock-Up Subject Shares in any manner they may choose.
3.   Waiver of Dissenters’ Rights.   Each Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, assert or perfect, any rights of dissent and appraisal under Section 262 of the DGCL to the extent such Stockholder is entitled to such rights under such Section 262.
4.   Transfer of Shares.   The Stockholders shall not, directly or indirectly: (a) sell, assign, transfer (including in any tender offer or by operation of law), dispose of, pledge or otherwise subject to a Lien, any of the Voting Shares, (b) deposit any Voting Shares into a voting trust or enter into a voting agreement or other arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including in any tender offer or by operation of law), disposition, pledge or other Lien of any Voting Shares, (d) take any action that would make any representation or warranty of the Stockholders herein untrue or incorrect in any material respect or have the effect of preventing or disabling the Stockholders from performing their obligations hereunder or (e) otherwise agree to do any of the foregoing clauses (a) through (d); provided, however, that the Stockholders may transfer Voting Shares in connection with the terms of the Merger Agreement related to the conversion of shares and any estate planning or charitable giving, so long as any such Voting Shares and the record or beneficial owner continue to be bound after such transfer or distribution in all respects by the terms of this Agreement.
5.   No Solicitation of Transactions.   The Stockholders shall not, nor shall it authorize or permit any of their representatives or Affiliates to, directly or indirectly (a) solicit, initiate or take any other action to facilitate or knowingly encourage any Acquisition Proposal, (b) enter into, maintain, continue or participate in any discussions or negotiations with any Person or entity in furtherance of, or furnish to any Person any information, with respect to any Acquisition Proposal or (c) agree or authorize any Person to do any of the foregoing.
6.   Termination.   The obligations of the Stockholders under this Agreement shall terminate upon the earliest of  (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms. Upon the termination of this Agreement, neither Buyer, Merger Sub nor the Stockholders shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect, provided, however, that nothing in this Section 6 shall relieve any party of liability for any intentional breach of this Agreement.
7.   Additional Matters.   The Stockholders shall take all other actions in any such case necessary to effectively carry out the transactions contemplated by this Agreement (including, from time to time, executing and delivering, or causing to be executed and delivered, such additional or further consents, documents and other instruments as Buyer or Merger Sub may reasonably request).
8.   Miscellaneous.
(a)   Expenses.   Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.
(b)   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) upon confirmation of receipt after transmittal by facsimile (to such number specified below or another number or numbers as such Person may subsequently specify by proper notice under this Agreement), (iii) upon confirmation of receipt after transmittal by email (to such email address specified below or another email address or addresses as such Person may subsequently specify by proper notice under this Agreement) and (iv) on the next Business Day when sent by national overnight courier

(providing proof of delivery), in each case, to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8(b)):
if to Buyer or Merger Sub, to:
Majesco
412 Mt. Kemble Avenue, Suite 110C
Morristown, New Jersey 07960
Attention: General Counsel
Email: lori.stanley@majesco.com
with a copy (which shall not constitute notice) to:
Sheppard Mullin Richter & Hampton LLP
30 Rockefeller Plaza
New York, New York 10112
Attention: Valérie Demont
Email: vdemont@sheppardmullin.com
and if to the Stockholders, to such Stockholder’s
address set forth on Schedule I hereto;
with a copy (which shall not constitute notice) to:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103
Attention: James W. McKenzie, Jr.
Email: james.mckenzie@morganlewis.com
(c)   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by the Merger Agreement are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by the Merger Agreement be consummated as originally contemplated to the fullest extent possible.
(d)   Entire Agreement.   This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.
(e)   Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties, in whole or in part (whether pursuant to a merger, by operation of Law or otherwise), without the prior written consent of the other parties, except that Buyer and Merger Sub may assign all or any of their rights and obligations under this Agreement to any Affiliate of Buyer, provided that (i) no such assignment shall relieve the assigning party of its obligations under this Agreement if such assignee does not perform such obligations and (ii) such assignment would not reasonably be expected to cause the Merger to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
(f)   Parties in Interest.   This Agreement shall be binding upon, inure solely to the benefit of, and be enforceable by, only the parties hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
(g)   Specific Performance.   The parties hereto agree that the parties hereto would be irreparably damaged if any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms of this Agreement, in addition to any other remedy at law or in equity. The parties further agree that no party to this Agreement shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any such legal or equitable relief and each party waives any objection to the imposition of such relief or any right it might have to require the obtaining, furnishing or posting of any such bond or similar instrument.
(h)   Governing Law.   This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by and construed in accordance with the Laws of the State of Delaware.
(i)   Counterparts.   This Agreement may be executed and delivered (including by facsimile transmission or .pdf) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
(j)   Submission to Jurisdiction; Waiver of Jury Trial.   Each party hereto irrevocably and unconditionally (i) accepts the jurisdiction and venue of any state or federal court sitting in the State of New York, City of New York in any action or proceeding arising out of or related to this Agreement, (ii) waives any objections which such party may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings brought in any such court and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum, (iii) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at their respective addresses provided in accordance with Section 8(b); and (d) agrees that service as provided in clause (iii) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect. NO PARTY TO THIS AGREEMENT OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF A PARTY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER AGREEMENTS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE PARTIES. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION 8(J) HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HERETO HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS SECTION 8(J) WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
MAJESCO
By:

Name:

Title:

MAJESCO MERGER SUB, INC.
By:

Name:

Title:

[Buyer and Merger Sub Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
[STOCKHOLDER]
By:

Name:

Title:

[Stockholder Signature Page to Voting Agreement]

Schedule I
Stockholder and Address	Number of Shares of Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock

Schedule II

Annex D
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
§ 262. Appraisal rights
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the Merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the Merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a Merger or consolidation to be effected pursuant to § 251 (other than a Merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
(1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of Merger or consolidation (or, in the case of a Merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of Merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a Merger if the Merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of Merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such Merger or consolidation, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the Merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a Merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the Merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   In the event of an amendment to a corporation’s certificate of incorporation contemplated by §363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “Merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any Merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed Merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the Merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the Merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such Merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the Merger or consolidation of the date that the Merger or consolidation has become effective; or
(2)   If the Merger or consolidation was approved pursuant to § 228, § 251(h), §253, or § 267 of this title, then either a constituent corporation before the effective date of the Merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the Merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the Merger or consolidation, shall, also notify such stockholders of the effective date of the Merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a Merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the Merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the Merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the Merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a Merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the Merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e)   Within 120 days after the effective date of the Merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the Merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the Merger or consolidation. Within 120 days after the effective date of the Merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the Merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the Merger or consolidation (or, in the case of a Merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f)   Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the Merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the Merger or consolidation for such total number of shares exceeds $1 million, or (3) the Merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the Merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of  (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k)   From and after the effective date of the Merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the Merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the Merger or consolidation, either within 60 days after the effective date of the Merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the Merger or consolidation within 60 days after the effective date of the Merger or consolidation, as set forth in subsection (e) of this section.

(l)   The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the Merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Investor Address Line 1
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John Sample
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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1 and 2.

		For	Against	Abstain
1	To adopt and approve the Agreement and Plan of Merger dated as of January 30, 2020 (the "Merger Agreement") by and among Majesco, Inspro Technologies Corporation, and Majesco Merger Sub, Inc., and the merger transaction in accordance with the Merger Agreement.	☐	☐	☐
2	To approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, for, among other reasons, the solicitation of additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to adopt and approve the Merger Agreement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000439593_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

INSPRO TECHNOLOGIES CORPORATION
Special Meeting of Stockholders
March , 2020 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Anthony R. Verdi with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common and Preferred stock owned on the record date by the undersigned at the Special Meeting of Stockholders to be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, on March , 2020, 10:00 a.m. local time, and at any adjournment or postponement thereof, upon all subjects that may properly come before the Special Meeting, including the matters described in the notice of the 2020 Special Meeting and proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies hereby given.

These proxies will vote FOR the proposal to adopt and approve the Merger Agreement and FOR the proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, as described in the proxy statement if the applicable boxes are not marked, and in their discretion, on any other matter that may properly come before the Special Meeting or any postponement or adjournment thereof. If the applicable boxes are marked and this proxy card is properly executed, the proxies will be voted as directed. The proxies are also authorized to vote upon all other matters as may properly come before the meeting or any adjournment or postponement thereof, utilizing their own discretion as set forth in the notice of the 2020 Special Meeting and the proxy statement.

Continued and to be signed on reverse side

0000439593_2 R1.0.1.18

PRELIMINARY COPY; SUBJECT TO COMPLETION
INSPRO TECHNOLOGIES CORPORATION
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH [  ], 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF INSPRO TECHNOLOGIES CORPORATION